Exhibit 10.9

Execution Copy

AGREEMENT REGARDING SUBLEASE

THIS AGREEMENT REGARDING SUBLEASE (this “Agreement”) is made and entered into as of the 9th day of July, 2012 by TBCI, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust (“Landlord”) FOLDRX PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”) PFIZER INC., a Delaware corporation (“Pfizer”) and GENOCEA BIOSCIENCES, INC., a Delaware corporation (“Subtenant”).

Recitals

A.                                    Landlord and Tenant are parties to a Lease dated September 18, 2006, as amended by a First Amendment of Lease dated June 5, 2007 and a Second Amendment of Lease (the “Second Amendment”) dated March 31, 2008 (as so amended, the “Prime Lease”), pursuant to which Landlord has leased to Tenant all of the leasable space on the fifth floor and a storage room on the first floor, containing 23,666 leasable square feet (the “Premises”), in the building known as Building 100 in the project known as Cambridge Discovery Park, Cambridge, Massachusetts;

B.                                    Landlord, Tenant and Pfizer entered into a Landlord, Tenant and Acquiror Agreement dated October 18, 2010, with respect to the Prime Lease, pursuant to which, among other filings, Landlord consented to the transaction by which Tenant became a wholly-owned subsidiary of Pfizer;

C.                                    Tenant desires to sublease the Premises to Subtenant pursuant to a Sublease Agreement (the “Sublease”) dated on or about even date herewith between Tenant and Subtenant, a copy of which is Exhibit A hereto;

D.                                    Pursuant to Section 8.1 of the Prime Lease, Tenant may not sublease any portion of the Prime Premises without the written consent of Landlord, and therefore, Tenant has requested Landlord’s consent to the Sublease;

E.                                     Subtenant and Landlord desire to enter into a direct Lease, the term of which would begin immediately following expiration of the term of the Prime Lease; (the “New Direct Lease”);

F.                                      Tenant is unwilling to agree to a Sublease term, the duration of which would end concurrently with expiration of the Prime Lease, unless Landlord enters into this Agreement; and

G.                                    The parties desire to enter into this Agreement to provide for Landlord’s consent to the Sublease and terms and conditions applicable to such consent.

Statement of Agreement

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Consent by Landlord. Landlord consents to the Sublease, on and subject to the terms and conditions of this Agreement. Such consent applies only to the Sublease, and not to any further sublease of all or any portion of the Prime Premises or to any assignment of the Prime Lease or the Sublease. Subtenant shall not assign the Sublease or further sublease all or any portion of the Premises without the prior written consent of Landlord, which shall be subject to the same conditions as are set forth in Section 8.1 of the Prime Lease. Landlord waives all rights to terminate the Prime Lease pursuant to Section 8.1(d) of the Prime Lease as a result of the Sublease.

2.                                      Continuing Effect of Prime Lease. The Prime Lease remains in full force and effect and unchanged in any respect, except as provided in this Agreement.

3.                                      Representations Regarding Sublease; Amendments. Tenant and Subtenant represent and warrant to Landlord that a true, correct and complete copy of the Sublease is attached as Exhibit A hereto, and that the Sublease constitutes the entire agreement of Tenant and Subtenant with respect to the sublease of the Premises by Tenant to Subtenant. The Sublease will not be modified or amended without the prior written consent of Landlord, which Landlord will not unreasonably withhold, condition or delay.

4.                                      Priority of Prime Lease. The Prime Lease is superior to the Sublease in all respects. The Sublease imposes no obligations upon Landlord, and in no event shall Landlord be deemed a party to the Sublease.

5.                                      General Obligations of Subtenant to Landlord. Subtenant agrees, for the benefit of Landlord, to comply with each and every covenant, agreement and condition on the part of Tenant to be performed under the Prime Lease with respect to the Premises, other than the obligation to pay rent and those provisions of the obligations in respect of the security deposit under the Prime Lease that are explicitly excluded from the Sublease pursuant to the second paragraph of Section 10(a) of the Sublease.

6.                                      Surrender Obligations. As of the date of this Agreement, Tenant has vacated the Prime Premises and, in connection therewith, Tenant has decommissioned the Prime Premises and (a) furnished to Landlord and Subtenant that certain “Divestiture Environmental Site Assessment”, dated November 15, 2011, prepared by Environmental Resources Management (ERM) with respect to the decommissioning of the Premises and (b) submitted to the Radiation Control Program of the Department of Public Health of the Commonwealth of Massachusetts a request for termination of Materials License No. 55-0255 with supporting documents and (c) obtained from the Radiation Control Program of the Department of Public Health of the Commonwealth of Massachusetts an Amendment No. 04 dated October 19, 2011 terminating License No. 55-0558 (collectively, the “Decommissioning Report Materials”). On the basis of the Decommissioning Report Materials and Landlord’s inspection of the Premises, (i) Landlord acknowledges that, as of the date of this Agreement, the Prime Premises are in a condition that would satisfy Tenant’s surrender obligations under Section 7.4 of the Prime Lease.

7.                                      In consideration, among other things, of Tenant’s agreement to a Sublease term, the duration of which would end concurrently with expiration of the Prime Lease, and in recognition of the fact that the contemplated direct lease between Landlord and Subtenant makes

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impractical any restoration, decommissioning and surrender of possession by Tenant, Landlord agrees, for the benefit of Tenant, as follows:

(1)                                 Tenant has fully complied with any and all requirements of the Prime Lease regarding restoration, decommissioning, surrender of possession and delivery at the end of the Lease Term of the Prime Premises and Tenant shall not be obligated to perform any of such obligations after the date of this Agreement and, subject to the foregoing, Tenant shall remain responsible directly to Landlord only for compliance with those obligations of Tenant under Section 7.4 of the Prime Lease requiring Tenant to maintain the Prime Premises in good repair, condition and appearance, subject to damage by fire or other casualty;

(2)                                 From and after the date of this Agreement, Tenant shall not be responsible for and shall be released from performing any restoration, removals or other alterations in or to the Prime Premises or the Building, including, without limitation, the removal of all or any portions of any alterations, fixtures and improvements;

(3)                                 Tenant shall not be responsible for and shall be released from any and all liability arising out of any failure by Subtenant to vacate the Premises at the end of the Lease Term of the Prime Lease and for any failure by Subtenant to satisfy any removal, restoration, decommissioning or other requirement relating to surrender of the Prime Premises, any such failure shall not be deemed a holdover by Tenant as Tenant under the Prime Lease and Landlord shall look solely to Subtenant for the performance of such obligations under the Prime Lease;

(4)                                 Tenant’s only remaining payment obligations under the Prime Lease shall be payment of the following in accordance with the terms and conditions of the Prime Lease:  Base Rent and the following items of Additional Rent under the Prime Lease:  (a) Tenant’s Project Share under the Prime Lease of (i) Project Taxes, (ii) Project Insurance Costs and (iii) Project Operating Costs and of (b) Tenant’s Building Share of (i) Building Taxes, (ii) Building Insurance Costs and (iii) Building Operating Costs and (c) Tenant’s Utility Costs and of (d) the costs of incurred by Landlord to maintain the Prime Premises in good repair, condition and appearance to the extent not performed by Subtenant or Tenant as required by the Prime Lease and this Agreement, which obligations shall continue, subject, however, to the conditions set forth above; and

(5)                                 Landlord agrees, for the benefit of Tenant and Pfizer, that the obligations of Tenant for the performance of any obligations (other than the elements of rent described in paragraph (4) above) under the Prime Lease accruing from and after the date of this Agreement, shall be limited to the amount of the security deposit under the Prime Lease.

8.                                      Improvements by Subtenant. Pursuant to the New Direct Lease, Landlord is permitting Subtenant to make those alterations and improvements to the Premises during the term of the Sublease (and prior to commencement of the term of the New Direct Lease) shown on Exhibit B attached hereto, on and subject to the terms and conditions of the New Direct Lease. Tenant and Pfizer acknowledge and agree that Subtenant may make such alterations and improvements to the Premises during the term of the Sublease.

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9.                                      Remaining Allowance. Pursuant to the Second Amendment, Landlord has agreed to provide to Tenant an allowance equal to the remaining balance of $26,217 (the “Expansion Allowance”) to pay costs of tenant improvements to the portion of the Premises that was added to the Premises by the Second Amendment (the “Expansion Space”) and which Subtenant intends to make, and which Landlord has approved pursuant to the New Direct Lease, which will follow immediately after the expiration or earlier termination of the Sublease. Landlord agrees to make the Expansion Allowance available to Tenant for the purpose of applying toward an allowance to be provided by Tenant to Subtenant under the Sublease to pay costs of tenant improvements to the Expansion Space. At the request of Tenant, Landlord shall disburse the Expansion Allowance directly to or for the benefit of Subtenant to pay costs of tenant improvements to the Expansion Space, with such disbursements to be subject to the conditions set forth in Section 2 of the Second Amendment to the Prime Lease.

10.                               Insurance. Landlord (and its designees) shall be a named as an additional insured under Subtenant’s insurance policies with respect to the Premises and shall receive certificates evidencing such insurance upon execution hereof and thereafter upon five days’ written request, which insurance shall not be cancelable on less than 30 days’ prior written notice to Landlord (to the extent that such a provision is then generally available in insurance policies). Subtenant shall comply with the insurance requirements of the Prime Lease with respect to the Premises; provided that this Section shall not operate to relieve or modify Tenant’s obligations under the Prime Lease.

11.                               Release:  Indemnification. Subtenant releases Landlord (and any and all persons claiming by, through or under Landlord) from any liability for any loss or damage of any kind or for any injury to or death of persons or damage to property of Subtenant or any other person from any cause whatsoever by reason of the use, occupancy or enjoyment of the Premises by Subtenant or any person therein or holding under Subtenant. Subtenant shall exonerate, defend, indemnify, save and hold harmless Landlord (and any and all persons claiming by, through or under Landlord) from and against all claims, actions, proceedings, demands, defenses thereof, damages, costs and expenses and liability of any kind or nature whatsoever, including, without limitation, reasonable attorneys’ fees, direct and indirect damages and consequential damages arising from:  (i) any such real or claimed loss or damage or liability; (ii) any breach of the Sublease or this Agreement by Subtenant or those for whom Subtenant is responsible; and (iii) all liens, claims and demands occurring in, or at the Premises, or arising out of the use, occupancy or enjoyment of the Premises, or any repairs or alterations which may be made to the Premises, or occasioned in whole or in part by any act, omission, or negligence of Subtenant, its agents, contractors, licensees, servants, employees, or invitees of Subtenant or Subtenant’s contractors or licensees, or persons coming into the Premises for the purpose of visiting or dealing with any one or more of the foregoing, or arising from any accident, injury or damage occurring outside of the Premises but in, on or about the Landlord’s property due to the negligence or willful misconduct of Subtenant or Subtenant’s contractors or licensees, or persons coming into the Premises for the purpose of visiting or dealing with any one or more of the foregoing (except that to the extent required by applicable Massachusetts law, the foregoing shall not apply to Landlord’s negligent acts or omissions). The above provisions of this Section shall not operate to release (a) Tenant from any liabilities or obligations which Tenant might have to Subtenant under the Sublease or otherwise, (b) Landlord from any liabilities or obligations which

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Landlord might have to Tenant under the Prime Lease or otherwise, or (c) Landlord from any liabilities to Subtenant for Landlord’s intentional torts.

12.                               Estoppel Certificates. Tenant and Subtenant shall, from time to time, upon not less than ten business days’ prior written request by Landlord, execute, acknowledge and deliver to Landlord and/or other third parties designated by Landlord a statement in writing addressed to such party as Landlord shall designate in its notice to Tenant and/or Subtenant, certifying that the Sublease is unmodified and in full force and effect and that Subtenant has no defenses, offsets or counterclaims against its obligations to pay the rent and to perform its other covenants under the Sublease (or, if there have been any permitted modifications thereunder, that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims or defaults, setting them forth in reasonable detail), the dates to which rent has been paid, a statement that Tenant and/or Subtenant is not in default under the Sublease (or if in default, the nature of such default, in reasonable detail), and any additional factual information reasonably requested by Landlord. Any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee.

13.                               Notices.  Each of Tenant and Subtenant shall, simultaneously upon the mailing of any default notice to the other under the Sublease, give a copy of the same to Landlord in accordance with Section 13.4 of the Prime Lease. For purpose of notices under this Agreement, the address of Subtenant shall be as follows (subject to change of address in accordance with Section 13.4 of the Prime Lease):

Genocea Biosciences, Inc.

100 Discovery Park, 5th Floor

Cambridge, MA 02140

Attn:  Robert E. Farrell, Jr., CPA

With a copy to:

David L. Wiener

Anderson & Kreiger LLP

One Canal Park

Cambridge, MA 02141

14.                               Reimbursement of Costs. Tenant shall be responsible for paying all Landlord’s reasonable costs and expenses including attorneys’ fees (not to exceed $3,000), in connection with drafting and executing this Agreement and reviewing the Sublease, and all such amounts shall be paid by Tenant as a condition to execution of this Agreement by Landlord.

15.                               Binding Effect. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

16.                               Entire Agreement. This Agreement, together with the Prime Lease and the Sublease, constitutes the entire agreement among the parties regarding the subject matter hereof. This Agreement shall not be modified or amended other than by an instrument in writing signed by all parties.

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17.                               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

18.                               Counterparts. This Agreement may be signed in multiple counterpart originals, which counterparts, when assembled with the signatures of all parties, shall constitute one document.

[signatures on following page]

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Executed as a sealed instrument as of the date first written above.

TBCI, LLC, as Trustee of 100 Discovery
Park Realty Trust

By:	/s/ Robert A. Schlager
Name:	Robert A. Schlager
Title:	Treasurer & VP

FOLDRX PHARMACEUTICALS, INC.

By:	/s/ Bradford A. Lewin
Name:	Bradford A. Lewin
Title:	Vice President

PFIZER INC.

By:	/s/ Tom Donatelli
Name:	Tom Donatelli
Title:	Vice President

GENOCEA BIOSCIENCES, INC.

By:	/s/ Robert S. Farrell, Jr.
Name:	Robert S. Farrell, Jr.
Title:	VP Finance & Admin

EXHIBIT A

(Copy of Sublease)

A-1

Execution Copy

SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (this “Sublease”) is made as of the 9th day of July, 2012 (the “Reference Date”), by and between FoldRx Pharmaceuticals, Inc., a Delaware corporation, having an office at c/o Pfizer Inc. Corporate Real Estate Services 235 East 42nd Street New York, NY 10017 (“Sublandlord”), and Genocea Biosciences, Inc., a Delaware corporation, having an office at 161 First Street, Cambridge, Massachusetts 02139 (“Subtenant”).

W I T N E S S E T H:

WHEREAS, by that certain Lease dated as of September 18, 2006, as amended by that certain First Amendment of Lease, dated as of June 5, 2007 (the “Overlease First Amendment”) and as further amended by that certain Second Amendment of Lease, dated as of March 31, 2008 (the “Overlease Second Amendment”) (collectively as so amended, the “Overlease”), TBCI, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust, as successor in interest to BHX, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust (the “Overlandlord”) is leasing to Sublandlord, as Tenant, approximately 23,666 square feet of leasable area, being the entirety of the leasable area of the fifth (5th) floor of the building identified in the Overlease as Building 100, which building is depicted in Exhibit B of the original Overlease (the “Building”) of the “Project” as defined in the Overlease, commonly known as Cambridge Discovery Park, Cambridge, Massachusetts, at the rent and upon and subject to the terms and conditions set forth in the Overlease; and

WHEREAS, Subtenant desires to sublet from Sublandlord the entirety of the leasable area of the fifth floor of the Building being leased by Sublandlord (the “Subleased Premises”), subject to the terms and conditions of this Sublease; and

WHEREAS, Subtenant desires to enter into a direct Lease with Overlandlord, the term of which would begin immediately following expiration of the term of the Overlease; and

WHEREAS, Sublandlord is unwilling to agree with Subtenant and Overlandlord to a Sublease term, the duration of which would end concurrently with expiration of the Overlease, unless Overlandlord agrees in writing that Sublandlord upon execution and delivery of this Sublease has satisfied all surrender, restoration and other Overlease payment and performance obligations, except only as expressly provided in Section 24 of this Sublease.

NOW, THEREFORE, the parties hereto, for themselves, their permitted successors and assigns, mutually covenant and agree as follows:

1.                                      Defined Terms;  Subleased Premises.

(a)                                 Terms with initial capital letters not defined in this Sublease shall have the meanings set forth in the Overlease.

(b)                                 Sublandlord does hereby sublease to Subtenant, and Subtenant does hereby sublease from Sublandlord, for the Term (as defined below) and upon the conditions hereinafter provided, the Subleased Premises, which shall be deemed to contain twenty three thousand six hundred sixty six (23,666) square feet of leasable area (the “Subleased Premises Leasable Square Footage”), as more particularly shown on Schedule 1(b) attached hereto (the “Floor Plan”), together with the appurtenant right to use the Common Areas of the Building and the Project to the extent to which Sublandlord has such rights with respect to the Subleased Premises pursuant to the terms of the Overlease. Notwithstanding anything to the contrary, Sublandlord’s sublease of the Subleased Premises is subject to the condition precedent in favor of Sublandlord that Overlandlord enters into an agreement and consent with Sublandlord in form and content satisfactory to Sublandlord in its discretion inter alia containing the terms set forth in Section 24 of this Sublease (the “Overlandlord Consent”).

(c)                                  Tenant shall use and occupy only that portion of the Premises labeled in the Floor Plan as the occupied portion of the Subleased Premises (such portion, the “Occupied Portion of Subleased Premises”). Provided that Subtenant uses and occupies only the Occupied Portion of the Premises, Subtenant’s Share as set forth in Section 5(d)(i) of this Sublease shall be calculated using eighteen thousand (18,000) square feet of leasable area, as the numerator in the fraction referenced in Section 5(d)(i). However, Subtenant’s responsibilities and obligations otherwise shall include and apply to the entire Subleased Premises, including, without limitation, all responsibilities and obligations under Section 10(b) of this Sublease.

(d)                                 During the Term, Subtenant shall have, at no additional cost or charge payable by Subtenant hereunder, an exclusive license to use all furniture, telecommunications and laboratory equipment which are owned by Sublandlord and located within the Occupied Portion of the Premises as of the Commencement Date (defined below) (collectively, the “Licensed Property”), in their “as is” “where is” condition and “with all faults,” in connection with the conduct of Subtenant’s business at the Subleased Premises in accordance with the Permitted Use and other requirements of the Overlease and applicable Legal Requirements (as defined in the Overlease and expressly including, without limitation, all municipal codes and ordinances). Notwithstanding the license granted to Subtenant pursuant to this Section 1(d), the Licensed Property shall remain the property of Sublandlord at all times during the Term, provided, however, that if there shall then be no default by Subtenant hereunder, Sublandlord shall convey the Licensed Property to Subtenant without representations, warranties or recourse whatsoever, at the end of the Term in its then “as is” “where is” condition and “with all faults”, for the sum of $1.00 and Subtenant shall accept the Licensed Property. Subtenant shall remove the Licensed Property from the Subleased Premises at Subtenant’s sole cost and expense prior to the Expiration Date (defined below), unless both Sublandlord and Subtenant are not required to so remove the Licensed Property under the express written terms of the Overlease or under the Overlandlord Consent, which Overlandlord Consent shall be in form and content acceptable to Sublandlord in its discretion. Notwithstanding anything to the contrary, nothing herein shall require Sublandlord to convey any furniture, equipment or other Licensed Property, which under the terms of the Overlease is not owned by Sublandlord or which is to be surrendered to or relinquished to Overlandlord or is to remain in the Subleased Premises under the terms of this Sublease or the Overlease. At all times during the Term, Subtenant shall maintain the Licensed Property as required to keep it in clean and good condition, ordinary wear and tear excepted, shall comply at its sole cost and expense with all Legal Requirements applicable to the Licensed

Property, and shall keep the Licensed Property insured under the insurance policy required to be maintained pursuant to the Overlease and shall pay all costs associated with the Licensed Property (including, without limitation, payment of all telephone and telecommunications charges). Except for the Licensed Property to be surrendered or relinquished to Overlandlord, following its assignment to Subtenant at the end of the Sublease Term, Subtenant shall have the right to dispose of any Licensed Property in its sole discretion without providing notice to or obtaining the consent of Sublandlord.

2.                                      Term.

(a)                                 The term of this Sublease (the “Term”) shall commence on the last to occur of (i) the date this Sublease is fully executed by Sublandlord and Subtenant, (ii) the date Overlandlord consents to this Sublease pursuant to Section 24 hereof, (iii) the date Sublandlord delivers possession of the Subleased Premises to Subtenant in accordance with Section 3 hereof (the “Delivery Date”), which date shall occur no later than one (1) Business Day following the last to occur of the actions described in clauses (i) and (ii) (such last date, the “Commencement Date”), and shall end at 11:59 P.M. (local time at the Building) on February 28, 2014 (as applicable, the “Expiration Date”), or in any event on such earlier date upon which said Term may expire or be terminated pursuant to any of the conditions or limitations or other provisions of this Sublease or pursuant to law.

(b)                                 It is presently anticipated that the Subleased Premises will be delivered to Subtenant in accordance with Section 3 hereof no later than July 9, 2012 (the “Anticipated Delivery Date”). Notwithstanding the foregoing, if Sublandlord does not deliver possession of the Subleased Premises by the Anticipated Delivery Date, Sublandlord shall not have any liability whatsoever, and this Sublease shall not be rendered void or voidable as a result thereof.

(c)                                  Promptly after the Delivery Date and the Commencement Date are known, Sublandlord and Subtenant shall execute an acknowledgement thereof in the form attached hereto as Schedule 2(c).

3.                                      Condition of Subleased Premises.

(a)                                 Sublandlord subleases to Subtenant, and Subtenant hires from Sublandlord, the Subleased Premises, upon and subject to the terms and conditions herein set forth, in its “as is,” “where is,” “with all faults” condition on the Reference Date hereof, subject to normal wear and tear arising after the date hereof but nonetheless broom clean and with the fallen light fixture in the Subleased Premises repaired and re-installed. Without limiting the foregoing, Sublandlord shall not be required to make or pay or reimburse Subtenant for any Alterations (defined below), improvements, repairs or decorations to the Subleased Premises at the time possession is given to Subtenant or at any time during the Term of this Sublease, or any extension thereof. Sublandlord shall not be required to provide any allowance for any improvements, repairs, decorations, painting or carpeting. However, Sublandlord shall provide the Sublease Improvement Allowance Credit and the Steam Generator Allowance Credit as provided in Section 4(b)(ii) and Section 4(b)(iii), respectively.

(b)                                 Subtenant acknowledges that the Occupied Portion of Subleased Premises as shown in the Floor Plan are located within a larger area of space on the fifth (5th) floor of the Building within the Subleased Premises. Subtenant covenants and agrees that although Subtenant shall be in control of and responsible for the entire Subleased Premises shall not use or occupy any of the floor area within the larger area of space on the fifth (5th) floor of the Building outside of the Occupied Portion of Subleased Premises shown on the Floor Plan. Subtenant agrees that Sublandlord shall not be required to construct walls separating the Occupied Portion of Subleased Premises from the remainder of the Subleased Premises, either at the time possession is given to Subtenant or at any time during the Term of this Sublease.

(c)                                  Subtenant represents that it has thoroughly examined the Subleased Premises, base building systems serving the Subleased Premises (including but not limited to, HVAC, electrical, plumbing and life safety), laboratory equipment and the Licensed Property. Subtenant further acknowledges that except as otherwise expressly set forth in this Sublease, no representation or warranty, either express or implied, written or oral, has been made by Sublandlord with respect to the condition of the Subleased Premises, or any of the other personal property, fixtures or equipment within the Subleased Premises or the suitability of the Subleased Premises for any use or purpose by Subtenant, all of which are accepted by Subtenant “as is,” “where is,” “with all faults.”

(d)                                 Subtenant acknowledges that Sublandlord has made available, as a courtesy only, following Subtenant’s request therefore a certain decommissioning report for Subtenant’s review, which report may incorporate or refer to documents, files, materials, data and information relating to the decommissioning of the laboratory and vivarium equipment and facilities within the Subleased Premises (collectively, together with such report, “Decommissioning Information”). Subtenant acknowledges and agrees that the Decommissioning Information has been provided to Subtenant on the conditions that Subtenant shall not be entitled to rely thereon, that such Decommissioning Information shall not be deemed to constitute a representation or warranty of any kind whatsoever and that any reliance thereon shall be at Subtenant’s sole risk. Notwithstanding that Sublandlord has disclosed the Decommissioning information to Subtenant, Subtenant agrees that Sublandlord is not and shall not be obligated to provide, compile, prepare, formulate or update any documents, files, materials, data and information relating to the operation or decommissioning of the laboratory and vivarium equipment and facilities or any privileged or confidential information or attorney- client communications or attorney work product. In the event Subtenant receives any such information, Subtenant shall keep such information strictly confidential. Nothing in this Section 3(d), however, shall diminish any obligations of Subtenant in any separate confidentiality agreement. The receipt by Subtenant of the Decommissioning Information or any other information from Sublandlord shall not constitute (or be deemed to constitute) a waiver of any confidentiality or privilege applicable to such information and Sublandlord may assert at any time such confidentiality or privilege with respect to such information notwithstanding that Subtenant received information. Subtenant further acknowledges, and agrees that Decommissioning Information or other information may have been prepared by parties other than Sublandlord, that Sublandlord makes no representation or warranty whatsoever, express or implied, as to the completeness, content, validity or accuracy thereof and that Sublandlord has not made any independent investigation or verification of any such Decommissioning Information. Subtenant forever and irrevocably releases Sublandlord, its affiliates and each of their respective officers, directors, employees, affiliates, representatives and agents from any and all claims, demands, causes of action, judgments, losses, damages, liabilities, costs and expenses (including without limitation attorney’s fees whether suit is instituted or not), whether known or unknown, liquidated or contingent arising out of (i) Decommissioning Information or opinions made or furnished by or on behalf of Sublandlord (except only for any representations of Sublandlord that are expressly set forth in this Agreement), (ii) any information contained in, omitted from, or that should have been contained in, the Decommissioning Information, or any information which was not disclosed by Sublandlord whether or not requested by Subtenant, and (iii) failure or refusal by Sublandlord to disclose or provide Decommissioning Information or opinions. Subtenant agrees that it shall rely solely upon Subtenant’s own investigations into and of the Subleased Premises (including, without limitation, the laboratory and vivarium equipment and facilities within the Subleased Premises) in its evaluation of this Sublease and the Subleased Premises.

4.                                      Monthly Base Rent.

(a)                                 The annual base rent (“Annual Base Rent”), and monthly base rent (“Monthly Base Rent”) shall be as set forth in the table below. Subtenant hereby agrees to pay Monthly Base Rent to Sublandlord in advance for each month during the Term. Subject to the abatement provisions set forth in Section 4(b), Subtenant shall pay Monthly Base Rent commencing on the Commencement Date and continuing thereafter on the first (1st) day of each and every calendar month during the Term of this Sublease.

Period	Annual Base Rent*	Monthly Base Rent
Commencement Date through October 31, 2012**	$630,000.00	$52,500.00
November 1, 2012 through the Expiration Date.	$630,000.00	$52,500.00

*Based on the agreed leasable square footage of the Occupied Portion of Subleased Premises (18,000 square feet) for twelve (12) full calendar months.

**Subject to the terms of Section 4(b), the Annual Base Rent (of $630,000.00) and Monthly Base Rent (of $52,500.00) are subject to abatement and application of credits described therein.

(b)                                 Provided no Event of Default under this Sublease by Subtenant occurs, Sublandlord grants to Subtenant:

(i)                                     An abatement of the Monthly Base Rent which otherwise would be due and payable, such abatement beginning on the Commencement Date and ending on October 31, 2012; provided, however, that in the event of any delay in the Commencement Date beyond July 9, 2012 not arising in whole or material part out of any act or omission of Subtenant, and provided that such delay does not relate in whole or in part to negotiation, execution or delivery of the Overlandlord Consent, or negotiation or approval of the terms set forth in Section 24, such October 31, 2012 date shall be extended one day for each day of delay.

(ii)                                  An improvements allowance in the form of a credit towards the Monthly Base Rent otherwise payable hereunder (the “Sublease Improvements Allowance Credit”) in the total amount of Twenty Six Thousand Two Hundred Seventeen and No/100ths Dollars ($26,217.00), subject to and conditioned on the following. Subtenant shall be entitled to the Sublease Improvements Allowance Credit to the extent that:  (i) Sublandlord receives a corresponding amount out of the remaining balance of the Tenant Improvements Allowance under item 4B of the “Summary of Basic Terms” of the Overlease (but not including any Excess Tenant Improvements Allowance thereunder) and Section 2 of the Overlease Second Amendment, and (ii) Subtenant satisfies the conditions for disbursement of such remaining balance as set forth in Section 2 of the Overlease Second Amendment, complies with Section 7.5 of the Overlease and satisfies the requirements of Section 3.1 of the Overlease for disbursement of such remaining balance of the Tenant Improvements Allowance and (iii) Subtenant submits to Sublandlord an application for payment accompanied by copies of invoices for costs, together with such certifications, lien waivers and other documents from Subtenant, its contractors, engineers, architect and materials suppliers as may reasonably be required by Sublandlord or Overlandlord, and documentation of prior payment by Subtenant of actual out of pocket costs for Sublease Improvements in the amount of the Sublease Improvements Allowance Credit. Such Sublease Improvements Allowance Credit shall be applied to the first and immediately following installments of Monthly Base Rent due and payable under this Sublease beginning on November 1, 2012 (until the entire Sublease Improvements Allowance Credit is exhausted).

(iii)                               A conditional credit towards the Monthly Base Rent otherwise payable hereunder (the “Steam Generator Allowance Credit”) in the maximum total amount of Sixty Thousand and No/100ths Dollars ($60,000.00) to be applied to the first and immediately following installments of Monthly Base Rent due and payable under this Sublease (after application of the Sublease Improvements Allowance Credit until the “Allowable Amount” of the Steam Generator Allowance Credit is exhausted), provided that:  the amount of such Steam Generator Allowance Credit shall be applied by Tenant to actual out of pocket costs and expenses with respect to the repair, replacement or removal of the steam generator and/or installation of humidification units within the vivarium facility within the Subleased Premises as described in the list of Sublease Improvements as defined in Section 8(a) hereof and attached hereto as Schedule 8(a). In no event shall Sublandlord be required to disburse or provide a Steam Generator Allowance

Credit in an amount greater than Sixty Thousand and No/100ths Dollars ($60,000.00).

(c)                                  If the obligation of Subtenant to pay Rent (defined below) hereunder begins on a day other than on the first day of a calendar month, rent from such date until the first day of the following calendar month shall be prorated at the per diem rate of the monthly installment for each day based on the number of days of such month within the Term and shall be due and payable on the Commencement Date. The Annual Base Rent, Monthly Base Rent, Additional Rent (defined below) and any other charges herein reserved or payable by Subtenant hereunder (collectively “Rent”) shall be paid to Sublandlord at the following address:  Pfizer, Inc., 235 E. 42nd Street, New York, New York 10017, Attention:  Terence Hales, or at such other place as Sublandlord may designate in writing, in lawful money of the United States without demand therefor and without deduction, setoff or abatement whatever, except as expressly provided in this Sublease. Rent for any partial month during the Term shall be prorated based upon the number of days in such month. Subtenant acknowledges and agrees that the obligations of Subtenant to pay Rent under this Sublease shall be separate and independent covenants and agreements.

(d)                                 In the event that any installment of Rent is not received by Sublandlord within five (5) days following the date due, Subtenant shall pay to Sublandlord an administrative fee equal to five percent (5%) of the overdue payment. In addition, unpaid Rent shall bear interest at the Default Rate (hereinafter defined) from the date due until paid; provided that nothing contained herein shall be construed as permitting Sublandlord to charge or receive interest in excess of the maximum rate then allowed by law. The term “Default Rate” means the greater of fifteen percent (15%) per annum or the rate per annum which is five (5) whole percentage points higher than the prime rate published in the Money Rates section of the Wall Street Journal (the “Prime Rate”). Sublandlord shall have the right to apply payments, regardless of Subtenant’s designation, to satisfy any obligations of Subtenant hereunder, in such order and amount as Sublandlord may elect in its sole discretion. Any payment by Subtenant or acceptance by Sublandlord of a lesser amount than shall be due shall be treated as a payment on account. The acceptance by Sublandlord of a lesser amount with an endorsement or statement thereon, or in a letter accompanying such a check, that such lesser amount is payment in full, shall be given no effect, and Sublandlord may accept such check without prejudice to any other rights or remedies which Sublandlord may have against Subtenant.

(e)                                  Rent shall be paid without notice or demand, and without setoff, counterclaim, defense, abatement, suspension, deferment, reduction or deduction, except as expressly provided in this Sublease. SUBTENANT WAIVES ALL RIGHTS (I) TO ANY ABATEMENT, SUSPENSION, DEFERMENT, REDUCTION OR DEDUCTION OF OR FROM RENT, AND (II) TO QUIT, TERMINATE OR SURRENDER THIS SUBLEASE OR THE SUBLEASED PREMISES OR ANY PART THEREOF, EXCEPT AS EXPRESSLY PROVIDED HEREIN. SUBTENANT HEREBY ACKNOWLEDGES AND AGREES THAT THE OBLIGATIONS OF SUBTENANT HEREUNDER SHALL BE SEPARATE AND INDEPENDENT COVENANTS AND AGREEMENTS, THAT RENT SHALL CONTINUE TO BE PAYABLE IN ALL EVENTS AND THAT THE OBLIGATIONS OF SUBTENANT HEREUNDER SHALL CONTINUE UNAFFECTED, UNLESS THE REQUIREMENT TO PAY OR PERFORM THE SAME SHALL HAVE

BEEN TERMINATED OR REDUCED PURSUANT TO AN EXPRESS PROVISION OF THIS SUBLEASE. SUBLANDLORD AND SUBTENANT EACH ACKNOWLEDGES AND AGREES THAT THE INDEPENDENT NATURE OF THE OBLIGATIONS OF SUBTENANT HEREUNDER REPRESENTS FAIR, REASONABLE, AND ACCEPTED COMMERCIAL PRACTICE WITH RESPECT TO THE TYPE OF PROPERTY SUBJECT TO THIS SUBLEASE, AND THAT THIS AGREEMENT IS THE PRODUCT OF FREE AND INFORMED NEGOTIATION DURING WHICH BOTH SUBLANDLORD AND SUBTENANT WERE REPRESENTED BY COUNSEL SKILLED IN NEGOTIATING AND DRAFTING COMMERCIAL LEASES IN MASSACHUSETTS, AND THAT THE ACKNOWLEDGEMENTS AND AGREEMENTS CONTAINED HEREIN ARE MADE WITH FULL KNOWLEDGE OF THE HOLDING IN WESSON V. LEONE ENTERPRISES, INC., 437 MASS. 708 (2002). SUCH ACKNOWLEDGEMENTS, AGREEMENTS AND WAIVERS BY SUBTENANT ARE A MATERIAL INDUCEMENT TO SUBLANDLORD ENTERING INTO THIS SUBLEASE.

5.                                      Additional Rent.

(a)                                 The term “Additional Rent” means collectively any and all amounts, charges, expenses, fines, assessments, interest or other sums (other than Annual Base Rent and Monthly Base Rent), required to be paid by Subtenant under this Sublease, including, without limitation, the following.

(b)                                 From and after earlier of (i) the date on which Subtenant first operates for business from the Occupied Portion of Subtenant Premises, or (ii) the thirty-first (31st) day following the Delivery Date, Subtenant agrees to pay to Sublandlord, as Additional Rent under this Sublease, Subtenant’s Share (as defined below) of the amount of any “Additional Rent” and “Other Additional Rent” (as such terms are defined in the Overlease) payable by Sublandlord under the Overlease, including, without limitation, (a) Tenant’s Project Share of (i) Project Taxes, (ii) Project Insurance Costs and (iii) Project Operating Costs, (b) Tenant’s Building Share of (i) Building Taxes, (ii) Building Insurance Costs and (iii) Building Operating Costs, (c) Tenant’s Utility Costs, and/or (d) Other Additional Rent including all fees, charges (including parking charges for any spaces leased by Subtenant), expenses, fines, assessments, interest or other sums payable by Tenant pursuant to the Overlease, including, without limitation, pursuant to Items 10A, 10B, 10C and 11 of the Summary of Basic Terms, Section 3.1(a) (to the extent applicable to the Sublease Improvements or to any other Alterations made by or on behalf of Subtenant), and Sections 4.3, 4.4, 4.5, 4.6, 6.1(c), 6.1(f), 6.4, and 7.2 of the Overlease.

(c)                                  Subtenant shall also pay to Sublandlord, as Additional Rent, within thirty (30) days of Subtenant’s receipt of an invoice, all other amounts payable by Sublandlord pursuant to the Overlease (other than Base Rent under the Overlease) which are attributable to the Subleased Premises and the Term of this Sublease or attributable to Subtenant or any person claiming by, through or under Subtenant or any of their respective affiliates, principals, officers, directors, employees, subtenants, licensees, agents, contractors and invitees (each, a “Subtenant Party”). Such amounts shall include without limitation, as Additional Rent, charges for or related to Alterations made by or at the direction of Subtenant, charges for over standard, after hours, additional and unusual services, for janitorial and/or cleaning services, charges for trash removal, charges by Overlandlord for furnishing excess HVAC or other utilities to the Subleased

Premises, costs incurred by Overlandlord in repairing damage to the Building caused by Subtenant or any Subtenant Party, increased insurance premiums due as a result of Subtenant’s use and/or occupancy of the Subleased Premises; and amounts charged, expended or incurred by Overlandlord on account of any default or holdover by Subtenant under this Sublease which gives rise to a default under the Overlease. Subtenant’s obligation to pay Additional Rent shall survive the expiration or earlier termination of this Sublease.

(d)                                 For purposes of this Sublease, the term “Subtenant’s Share” means:

(i)                                     Seventy six and six/100ths percent (76.06%) of the following items of Additional Rent under the Overlease:  (a) Tenant’s Project Share under the Overlease of (i) Project Taxes, (ii) Project Insurance Costs and (iii) Project Operating Costs and of (b) Tenant’s Building Share of (i) Building Taxes, (ii) Building Insurance Costs and (iii) Building Operating Costs; and

(ii)                                  One hundred percent (100%) of all items under the Overlease other than the items listed in Section 5(d)(i) of this Sublease, including, without limitation, the following items under the Overlease:  Utilities, Tenant’s Utility Costs, Other Additional Rent, payments arising under Section 3.1(a) (to the extent applicable to the Sublease Improvements or to any other Alterations made by or on behalf of Subtenant), under Sections 6.1(c), 6.1(f), 6.4, and 7.2 of the Overlease, payments, expenses, fines, assessments, interest or other sums payable by Tenant pursuant to Section 5(c) of this Sublease and any and all other provisions of this Sublease, means One hundred percent (100%). Additional Rent pursuant to Section 5(a) of this Sublease shall be apportioned during the year in which the Term of this Sublease commences and during the year in which such Term shall end, such that Subtenant shall be obligated to pay a proportionate share of such Additional Rental for the Subleased Premises which is attributable to the number of days of the Term hereof which are included in the period of which such Additional Rental is payable by Sublandlord under the Overlease.

(e)                                  Sublandlord shall give Subtenant copies of all relevant statements and bills received by Sublandlord pursuant to the applicable provisions of the Overlease, together with a statement of the amount of Additional Rent, if any, which Subtenant is required to pay under this section. Subtenant shall pay Additional Rent within thirty (30) days following Subtenant’s receipt of Sublandlord’s statement(s) therefor.

6.                                      Deposit; Letter of Credit.

(a)                                 Simultaneously with Subtenant’s execution of this Sublease, Subtenant shall deposit with Sublandlord a sum equal to three (3) installment payments of the Monthly Base Rent due and payable during the period beginning November 1, 2012 through the Expiration Date (being One Hundred Fifty-seven Thousand Five Hundred and 00/100ths Dollars

($157,500.00)) in immediately available funds or in the form of a letter of credit in accordance with this Section 6 (as renewed and/or replaced pursuant to this Section 6, the “Letter of Credit”), as security for the performance of the obligations of Subtenant hereunder (such deposit, the “Security Deposit”), as security for the payment and performance by Subtenant of all Subtenant’s obligations, covenants, conditions and agreements under this Sublease. Subtenant’s failure to timely deliver the Security Deposit to Sublandlord shall constitute a default under this Sublease, without any notice or cure period under Article 13. If the Security Deposit is delivered in the form of a Letter of Credit, such Letter of Credit (i) shall be irrevocable and shall be issued by Silicon Valley Bank or by a commercial bank reasonably acceptable to Sublandlord that has an office for presentment in the City of Boston, Massachusetts or New York, New York, in the form attached as Schedule 6, except as otherwise approved by Sublandlord in Sublandlord’s sole discretion, (ii) shall require only the presentation to the issuer of a certificate of the holder of the Letter of Credit stating that Sublandlord is entitled to draw on the Letter of Credit pursuant to the terms of this Sublease, (iii) shall be payable to Sublandlord or its successors in interest as the Sublandlord and shall be freely transferable without cost to Sublandlord, any such successor or any lender holding a collateral assignment of Sublandlord’s interest in the Sublease, (iv) shall be for an initial term of not less than one year and contain a provision that such term shall be automatically renewed for one successive period equal to the remainder of the Term unless the issuer shall, at least 45 days prior to the scheduled expiration date, give Sublandlord notice of such non-renewal, and (v) shall otherwise be in form and substance reasonably acceptable to Sublandlord as set forth in Schedule 6. Notwithstanding the foregoing, the term of the Letter of Credit for the final period shall be for a term ending not earlier than the date sixty (60) days after the last day of the Term. Subtenant acknowledges that Sublandlord may be required to pledge the proceeds of the Letter of Credit to any lender holding a collateral assignment of Sublandlord’s interest in the Sublease and agrees to provide Sublandlord with such documentation as Sublandlord may reasonably request, and to cooperate with Sublandlord as is necessary, to evidence the consent to such pledge by the issuer of the Letter of Credit.

(b)                                 Sublandlord shall be entitled to draw upon the Letter of Credit for its full amount (i) if Subtenant shall be in default under the Sublease, after the expiration of any applicable notice or cure period (or if Subtenant has failed to timely pay rent or perform any of its other obligations under the Sublease and transmittal of a default notice or running of any cure period is barred or tolled by applicable law), (ii) if, not less than 30 days before the scheduled expiration of the Letter of Credit, Subtenant has not delivered to Sublandlord a new Letter of Credit in accordance with this Section 6 (which failure shall be deemed a default without notice or cure period) or (iii) if the credit rating of the long-term debt of the issuer of the Letter of Credit (according to Moody’s or similar national rating agency) is downgraded to a grade below investment rate), or if the issuer of the Letter of Credit shall enter into any supervisory agreement with any governmental authority, or if the issuer of the Letter of Credit shall fail to meet any capital requirements imposed by applicable law. Sublandlord may, but shall not be obligated to, apply the amount so drawn to the extent necessary to cure Subtenant’s default under the Sublease and/or make any payments due to Sublandlord hereunder on account of such default, including without limitation any unpaid Rent, any damages arising from a termination of this Sublease in accordance with its terms, and for any damages arising from any rejection of this Sublease in a bankruptcy proceeding commenced by or against Subtenant. Any amount drawn in excess of the amount applied by Sublandlord pursuant to the immediately preceding sentence shall be held by

Sublandlord as a security deposit for the performance by Subtenant of its obligations hereunder. Said security deposit may be mingled with other funds of Sublandlord, and no fiduciary relationship shall be created with respect to such deposit, nor shall Sublandlord be liable to pay Subtenant interest thereon. If Subtenant shall fail to perform any of its obligations under this Sublease beyond applicable notice and cure periods, Sublandlord may, but shall not be obliged to, apply the security deposit to the extent necessary to cure the default and/or make any payments due to Sublandlord hereunder on account of such default. After any such application by Sublandlord of the Letter of Credit or security deposit, Subtenant shall reinstate the Letter of Credit to the amount originally required to be maintained hereunder, upon demand (and, upon such reinstatement, Sublandlord shall return any cash security deposit then being held by Sublandlord to Subtenant). For purposes of this Section 6, a default shall also include any default that is prevented or delayed from ripening into an default due to Sublandlord’s inability to give any required notice or the tolling of any grace or cure period caused by any stay or injunction arising from the bankruptcy of Subtenant.

(c)                                  In the event of a sale, assignment or other transfer of Sublandlord’s interest in the Sublease, Sublandlord shall have the right to transfer the Security Deposit to the transferee (“New Sublandlord”) and Sublandlord shall thereupon be released by Subtenant from all liability for the return of such security; and Subtenant agrees to look to the New Sublandlord solely for the return of said security. The provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a New Sublandlord. Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or the monies deposited herein as security, and that neither Sublandlord nor its successors or assigns shall be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance.

7.                                      Use; Access. Subtenant shall use and occupy the Subleased Premises solely for general office, vivarium and laboratory purposes only, in accordance with the use permitted under the Overlease and the applicable zoning regulations and all other applicable laws, and for no other purposes whatsoever. Subtenant, subject to the provisions of the Overlease and this Sublease, shall have access to the Subleased Premises twenty four (24) hours per day, three hundred sixty five (365) days per year subject to force majeure, the requirements and rights of Overlandlord under the Overlease; reasonable security measures and limitations on access in emergencies and for the protection of persons and property.

8.                                      Alterations.

(a)                                 Following the Commencement Date, subject to prior express written approval by Overlandlord and Sublandlord, Subtenant shall have the right to make non-structural Alterations to the Subleased Premises (the “Sublease Improvements”) described in Schedule 8(a). Sublandlord shall not unreasonably withhold its consent to such Sublease Improvements, provided that Overlandlord has given its prior written consent to Sublandlord, but such consent shall be subject to removal of such Sublease Improvements and restoration of the Subleased Premises as and to the extent provided in Section 8(d) of this Sublease. The Sublease Improvements shall be carried out in accordance with the terms of this Sublease, the Overlease (including, without limitation the Alterations provisions thereof set forth in Section 7.5 and the provisions of Section 7.13 thereof), and all applicable laws. The Sublease Improvements (and any other Alterations) shall be performed by Subtenant, at its sole risk and expense. Without limiting any requirements of the Overlease, Subtenant shall submit to Sublandlord for Sublandlord’s approval:  (i) a set of design/development plans sufficient for Landlord to approve Subtenant’s proposed design of the Sublease Improvements (including, without limitation, demolition, improvements and installations) and, (ii) thereafter, a full set of detailed construction drawings for the Sublease Improvements. Sublandlord’s review of any such plans (whether for the Sublease Improvements or any other Alterations) is solely for the benefit of Sublandlord, and neither Subtenant nor any third party shall have the right to rely upon Sublandlord’s approval thereof for any other purpose whatsoever. In connection with the performance of the Sublease Improvements, Sublandlord shall provide, subject to and in accordance with Section 4(b)(ii) of this Sublease, a Sublease Improvements Allowance Credit to be applied by Subtenant to payment of the actual out of pocket costs of construction of the Sublease Improvements and, subject to and in accordance with Section 4(b)(iii) of this Sublease, a Steam Generator Allowance Credit to actual out of pocket costs and expenses with respect to the repair, replacement or removal of the steam generator and/or installation of humidification units within the vivarium facility within the Subleased Premises. The Sublease Improvements Allowance Credit and Steam Generator Allowance Credit shall be made available, as set forth respectively in Section 4(b)(ii) and Section 4(b)(iii) of this Sublease. Notwithstanding anything to the contrary, (i) neither Sublandlord nor Overlandlord shall be responsible for the payment of any labor, materials or other costs or expenses of the Sublease Improvements (or any other Alterations), or of the repair, replacement or removal of the steam generator and/or installation of humidification units and (ii) without diminishing the generality and scope of Section 10(c) of this Sublease, the obligations of Overlandlord under Section 3.1 of the Overlease shall not be obligations of Sublandlord under this Sublease.

(b)                                 Except for the Sublease Improvements so approved in writing by Sublandlord and Overlandlord, Subtenant shall not make any alteration, improvement, decoration, or installation (collectively, “Alterations”) in or to the Subleased Premises, without in each instance obtaining the prior written consent of Overlandlord and Sublandlord (which consent of Sublandlord may be withheld or conditioned in its sole and absolute discretion if restoration of the Subleased Premises to the condition existing prior to the making of such Alterations or Sublease Improvements, removal of such Alterations or Sublease Improvements or payment of any kind by Sublandlord is or may be required by Overlandlord as a consequence thereof and which consent of Sublandlord shall not be unreasonably withheld or conditioned, provided that the written consent of Overlandlord pursuant to Section 8.1(d) of the Overlease is in form satisfactory to Sublandlord in its sole discretion and satisfies the requirements of Section 24 of this Sublease). If any Alterations are made by Subtenant without complying with the terms of the Overlease and this Sublease, or without obtaining the prior written consent of the Overlandlord and Sublandlord, Overlandlord and/or Sublandlord may remove same, and may repair and restore the Subleased Premises and any damage arising from such removal, and Subtenant shall be liable for any and all costs and expenses incurred by Overlandlord and/or Sublandlord in the performance of such work. In no event shall Subtenant make any Alterations in or to the Subleased Premises if to do so would constitute a default under the Overlease.

(c)                                  If any Alterations are consented to by Overlandlord and Sublandlord, Subtenant may have such Alterations performed strictly in accordance with the requirements and conditions of the Overlease including, without limitation, Sections 7.5 and 7.13 thereof, and in a good and workmanlike manner by contractors of its own choice, at its cost and expense, provided that Subtenant has obtained written approval of the contractor by Overlandlord and Sublandlord, which approval of Sublandlord will not be unreasonably withheld, conditioned or delayed if the contractor is properly licensed, adequately bonded and insured, and experienced in performing Alterations of the type approved. The design of and plans for all Alterations undertaken by Subtenant shall also be subject to prior written approval of Overlandlord and Sublandlord in accordance with the standards set forth in the Overlease and shall not be commenced until such approval is obtained. If any Alterations are consented to by Overlandlord and Sublandlord, Subtenant shall comply with all applicable provisions of the Overlease with respect to the performance of such Alterations. With reasonable notice to Subtenant, Overlandlord and Sublandlord shall at all times have the right to inspect the work performed by any contractor selected by Subtenant during normal business hours.

(d)                                 Unless, and only to the extent that the terms of the Overlandlord Consent expressly provide otherwise, upon the expiration or earlier termination of this Sublease, Subtenant shall surrender the Subleased Premises, together with all Alterations and other improvements, including, without limitation, plumbing, lighting, electrical, HVAC, telecommunications (unless Sublandlord otherwise directs), and other items used in the operation of the Subleased Premises), free of Hazardous Materials and biological materials brought upon, used, handled, stored, kept, or disposed of on the Subleased Premises by Subtenant or a Subtenant Party, and subject only to reasonable wear and tear and to damage, if any, by fire or other casualty. All Alterations in or upon the Subleased Premises made by Subtenant shall become part of and remain in the Subleased Premises upon such expiration or termination without compensation, allowance or credit to Subtenant; provided, however, that upon the expiration or earlier termination of this Sublease, (i) in the event Subtenant makes Alterations in or to the Subleased Premises in violation of the provisions set forth in this Section 8, or (ii) if the terms of the Overlease or the Sublandlord’s or Overlandlord’s consent to any Alterations or to the Sublease Improvements require (or permit the Overlandlord or Sublandlord to require), upon the expiration or earlier termination of the Overlease or this Sublease, removal of such Alterations, the Sublease Improvements or any portion(s) thereof, and/or the restoration of the Subleased Premises by reason of the installation or removal of such Alterations, Sublease Improvements or any portion(s) thereof, Subtenant shall remove said Alterations and/or Sublease Improvements and thereafter repair all damage resulting from such removal and restore the Subleased Premises to the condition as of the date possession was delivered to Subtenant (or such other condition as required by this Sublease, Sublandlord’s consent, the Overlease or the Overlandlord’s consent, as applicable). If Subtenant fails or refuses to remove such Alterations and/or Sublease Improvements, or fails to repair and restore the Subleased Premises, Overlandlord or Sublandlord may cause the same to be removed, and repairs and restoration to be made, in which event Subtenant shall reimburse to the party who caused said Alterations and/or Sublease Improvements to be removed and repairs made, the cost of such removal, repairs and restoration, together with any and all damages which Overlandlord or Sublandlord may suffer and sustain by reason of Subtenant’s failure or refusal to remove said Alterations and/or Sublease Improvements including, without limitation, holdover rent and damages. Subtenant shall surrender to Sublandlord all keys and combinations to locks which Subtenant is permitted to leave. If the Term of this Sublease (or any portion thereof) expires at or about the date of the expiration of the Overlease (or any portion thereof), and if Sublandlord is required under or pursuant to the terms of the Overlease to remove any Alterations and/or Sublease Improvements, Subtenant shall permit Sublandlord to enter the Subleased Premises for a reasonable period of time prior to the expiration of this Sublease for the purpose of removing its Alterations and/or Sublease Improvements and restoring the Subleased Premises as required. The foregoing however, shall not excuse or relieve Subtenant of the obligation to remove such Alterations and Sublease Improvements prior to expiration of the Term of this Sublease if their removal is required at the expiration of the term of the Overlease. The obligations of Subtenant as provided in this paragraph shall survive the expiration or earlier termination of this Sublease.

(e)                                  Decommissioning Requirements. Except as otherwise expressly provided in the Overlandlord Consent, at least three (3) months prior to the expiration or earlier termination of this Sublease, Subtenant shall deliver to Sublandlord a narrative description of the actions proposed to be taken (or required to be taken by any governmental authority) by Subtenant to surrender the Subleased Premises at the expiration or earlier termination of this Sublease, free from any residual impact from Hazardous Materials or biological materials associated with the Subtenant’s operation of the Subleased Premises (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of Subtenant with respect to the Subleased Premises, and (ii) all Hazardous Materials and biological materials used, stored, handled, treated, generated, released or disposed of from the Subleased Premises, and shall be subject to review and approval by Sublandlord. In connection with the review and approval of the Surrender Plan, upon the request of Sublandlord, Subtenant shall deliver to Sublandlord or its consultant such additional information concerning Hazardous Materials and biological materials as Sublandlord shall request. On or before such surrender, Subtenant shall deliver to Sublandlord and Overlandlord, in the form of a final report that includes the results of all analytical testing performed pursuant to the Surrender Plan, as evidence that the approved Surrender Plan shall have been satisfactorily completed. Sublandlord and Overlandlord shall have the unrestricted right to deliver such Surrender Plan and any report by Sublandlord’s environmental consultant with respect to the surrender of the Subleased Premises to third parties who have a legitimate need to review such report. If Subtenant shall fail to prepare or submit a Surrender Plan approved by Sublandlord, or if Subtenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Sublandlord, shall fail to adequately address any residual impact from Hazardous Materials or biological materials associated with the Subtenant’s operation of the Subleased Premises, such failure shall be deemed a failure to vacate in accordance with this Sublease, and Sublandlord shall retain all remedies available under this Sublease, at law or equity including, without limitation, the right to collect rent on a holdover basis, and Sublandlord shall have the right to take such actions as Sublandlord may deem reasonable or appropriate to assure that the Subleased Premises are surrendered free from impact from Hazardous Materials or biological materials associated with the Subtenant’s operation of the Subleased Premises, the cost of which actions shall be reimbursed by Subtenant as Additional Rent.

9.                                      Subtenant’s Personal Property. Except as otherwise expressly provided in the Overlandlord Consent, upon the expiration or earlier termination of this Sublease, Subtenant shall remove all of its furniture, furnishings and equipment (including the Licensed Property, if conveyed to Subtenant pursuant to Section l(d)), shall repair all damage resulting from such removal or its use of the Subleased Premises, and shall (subject to the provisions of Section 8 above) surrender the Subleased Premises, as so required, in good condition, subject only to reasonable wear and tear and to damage, if any, by fire or other casualty. In the event Subtenant does not do so, Overlandlord or Sublandlord may, at its option, remove the same (and repair any damage occasioned thereby and restore the Subleased Premises as aforesaid) and dispose thereof or warehouse the same, and Subtenant shall pay the cost of such removal, repair, restoration, delivery or warehousing to Sublandlord, or Sublandlord may treat said property as having been conveyed to Sublandlord, with this Sublease constituting a bill of sale therefor, without further payment or credit by Sublandlord to Subtenant. All personal property in or about the Subleased Premises owned by Subtenant or any other party shall be at the risk of Subtenant only, and Sublandlord shall not be liable for any loss or damage thereto or theft thereof. If the Licensed Property is not conveyed to Subtenant, Subtenant shall pay all costs of removal thereof as Additional Rent. The obligations of Subtenant as provided in this section shall survive the expiration or earlier termination of this Sublease.

10.                               Terms of Overlease.

(a)                                 Except as herein otherwise expressly provided, all of the terms, provisions, covenants and conditions of the Overlease are incorporated herein by reference and hereby made a part of and are superior to this Sublease, provided that in construing such terms, provisions, covenants and conditions of the Overlease as incorporated herein, the term “Landlord” as used in the Overlease shall refer to Sublandlord hereunder and its successors and assigns; the term “Tenant” as used in the Overlease shall refer to Subtenant hereunder; and the term “Premises” shall refer to the Subleased Premises. Subtenant shall be obligated, however, to pay only the Rent and Security Deposit provided for in this Sublease and not the amounts of rent, rental escalations and security deposit provided to be paid by Sublandlord under the Overlease (but Subtenant shall pay the Additional Rent under Section 5 of this Sublease, even if such Additional Rent may also constitute additional rent under the Overlease, subject, however, to the limitations specified in Section 5 of this Sublease). In addition, any provisions in the Overlease allowing or purporting to allow Sublandlord any rent concessions or abatements or construction or improvements allowances, or granting Sublandlord any option or right to expand the Premises under the Overlease, extend the term of the Overlease or any other option, shall not apply to this Sublease.

Notwithstanding anything to the contrary contained herein, the following provisions of the Overlease shall not apply to Subtenant:  Summary of Basic Terms Sections 2, 3A, 3D, 4A, 4B, 5A, 5B, 5C, 7, 9, 12, 13A. Lease Sections 2.5, 2.4(b), 2.4(c), the first sentence of Section 3.1(b) (but only to the extent that Subtenant shall be obligated to pay to Sublandlord the fee described therein, which Subtenant shall pay if demanded by Overlandlord or charged to Sublandlord as Tenant under this paragraph of the Overlease), 3.1(c) (to the extent that an “Excess Improvements Allowance” is to be repaid by Tenant by an increase in Base Rent), 3.1(d) (to the extent that Section 3.1(d) shall be construed as allowing any pre-Term occupancy by Subtenant), 3.1(e) (to the extent of designations of representatives), 3.1(f) and 4.1.

(b)                                 As between the parties hereto, Subtenant, with respect to the Subleased Premises, hereby assumes all of the obligations of Sublandlord, as Tenant, under the Overlease applicable during the Term and during any period before or after the Term during which Subtenant occupies the Subleased Premises. To the extent practicable, Subtenant shall perform affirmative covenants which are also covenants of Sublandlord under the Overlease at least five (5) business days prior to the date when Sublandlord’s performance is required under the

Overlease. Without limiting the generality of the foregoing, Subtenant shall be responsible for all maintenance, repairs and replacements to the Subleased Premises and its equipment to the extent Sublandlord is obligated to perform the same under the Overlease, and Subtenant shall comply with all laws, orders, and regulations of all applicable governmental authorities that are applicable to the Subleased Premises during any and all of the period of Subtenant’s access to the Subleased Premises prior to the Commencement Date, during the Term and during any hold over occupancy, or are applicable to Subtenant’s particular use or manner of use of the Subleased Premises, including, laws governing handicapped access or architectural barriers, and all rules, regulations and guidelines promulgated under such laws, as amended from time to time and Subtenant shall perform all defense, indemnification and hold harmless obligations so assumed for the benefit of both Sublandlord and Overlandlord with respect to this Sublease and the Term hereunder. In the event Subtenant desires to take any action and the Overlease would require Sublandlord to obtain the consent of Overlandlord before undertaking any such action of the same kind, Subtenant shall not undertake the same without the prior written consent of Sublandlord and Overlandlord, and Sublandlord may condition its consent upon the receipt of Overlandlord’s consent to same. Sublandlord shall have all of the rights and remedies of Overlandlord under the Overlease as against Subtenant.

(c)                                  Notwithstanding anything to the contrary, Sublandlord does not assume any obligation to perform the provisions of the Overlease to be performed by Overlandlord (including, without limitation, the provision or performance of services, maintenance, repairs. Utilities, improvements or allowances), and Sublandlord is not making the same representations and warranties, if any, made by Overlandlord in the Overlease. Sublandlord shall not be liable to Subtenant for any default, failure or delay on the part of Overlandlord in the performance or observance by Overlandlord of any of its obligations under the Overlease, nor shall such default by Overlandlord affect this Sublease or waive or defer the performance of any of Subtenant’s obligations hereunder, except to the extent that such default by Overlandlord excuses performance of Sublandlord under the Overlease. Sublandlord shall reasonably cooperate with Subtenant, at no cost to Sublandlord, in seeking to obtain the performance of Overlandlord pursuant to the Overlease. However, such cooperation shall not require Sublandlord to litigate or pursue other proceedings against Overlandlord. Subtenant shall not receive any abatement of Rent under this Sublease because of the Overlandlord’s failure to perform any of its obligations under the Overlease, except that if Sublandlord receives an abatement of rent from the Overlandlord relating to the Subleased Premises, Subtenant shall receive a proportionate benefit of such abatement of rent to the extent same is allocable to Rent payable hereunder.

(d)                                 Subtenant acknowledges that it has received a true copy of the Overlease (including all amendments, but with financial and other confidential information redacted), that it has reviewed the same, and that it is familiar with the contents thereof. Subtenant further acknowledges and understands that notwithstanding anything to the contrary herein, in the event that the Overlease is terminated for any reason, this Sublease shall also be automatically and simultaneously terminated, and thereupon, except as otherwise expressly provided in the Overlandlord Consent, Subtenant shall vacate and surrender the Subleased Premises in accordance with all terms of the Overlease and this Sublease; provided, however, that if the Overlease terminates as a result of a default or breach by Subtenant under this Sublease, then Subtenant shall be liable to Sublandlord for the damages suffered as a result of such termination and such liability shall survive such termination. Notwithstanding anything in this Sublease to the contrary:  (i) if the Subleased Premises are damaged or destroyed and Overlandlord exercises any option Overlandlord may have to terminate the Overlease, this Sublease shall terminate as of the date of the termination of the Overlease and (ii) if the Overlease gives Sublandlord any right to terminate the Overlease in the event of the partial or total damage, destruction, or condemnation of the Premises or the building or project of which the Premises are a part, the exercise of such right by Sublandlord shall not constitute a default or breach hereunder, and upon such exercise this Sublease shall also be automatically and simultaneously terminated and thereupon, except as otherwise expressly provided in the Overlandlord Consent, Subtenant shall vacate and surrender the Subleased Premises in accordance with all terms of the Overlease and this Sublease and thereafter the parties shall be relieved of any further liability or obligation under this Sublease other than any obligation that expressly survives a termination of this Sublease by its terms.

(e)                                  There shall be no presumption that terms of the Overlease are not applicable to construing the provisions of this Sublease based upon the inclusion or omission of specific provisions in this Sublease (it being understood, however, that to the extent of any conflict between the terms of this Sublease and the terms of the Overlease, the terms of this Sublease shall control). Subtenant shall not commit any act or omission which would violate any term or condition of the Overlease. Except as provided in this Sublease or the Overlandlord’s written consent to this Sublease, Subtenant shall not have any authority to contact or make any agreement with Overlandlord regarding the Subleased Premises or the Overlease. Provided that Subtenant has not defaulted under this Sublease or the Overlandlord Consent:  (i) Sublandlord covenants that during the Sublease Term, Sublandlord shall perform Sublandlord’s material obligations arising under the Overlease, (subject to any reduction, waiver or release of such obligations under the Overlandlord Consent) which are not to be performed by Subtenant, so as to keep the Overlease free from material default by Sublandlord as the tenant thereunder; provided, however, that in no event shall Sublandlord be in breach of the covenant set forth in this Section 10(e) if the default in question arises out of the acts or omissions of any subtenant, Subtenant or any Subtenant Party, and (ii) Sublandlord shall not enter into any amendment or modification of the Overlease that would materially and adversely affect any right granted to Subtenant under this Sublease.

11.                               Casualty;  Eminent Domain. In the event of a fire or other casualty affecting the Building or the Subleased Premises, or of a taking of all or a part of the Building or Subleased Premises under the power of eminent domain:  (i) Sublandlord shall not have any obligation to repair or restore the Subleased Premises or any Alterations, Licensed Property or personal property; (ii) Subtenant shall be entitled only to a proportionate abatement of Monthly Base Rent, Additional Rent and other charges to the extent Sublandlord receives a corresponding abatement of rent under the Overlease during the time and to the extent the Occupied Portion of the Subleased Premises are unfit for occupancy for the purposes permitted under this Sublease and not occupied by Subtenant as a result thereof; (iii) Subtenant shall not, by reason thereof, have a right to terminate this Sublease unless the Overlease shall be terminated; and (iv) Sublandlord reserves the right to terminate the Overlease and this Sublease in connection with any right granted to it under Articles X and XI of the Overlease whether or not the Subleased Premises is damaged or the subject of a taking. In the event Overlandlord or Sublandlord exercises the right to terminate the Overlease as the result of any such fire, casualty or taking,

Sublandlord shall provide Subtenant with a copy of the relevant termination notice and this Sublease shall terminate on the date upon which the Overlease terminates.

12.                               Holdover. Except as otherwise expressly provided in the Overlandlord Consent, in the event Subtenant is in possession of the Subleased Premises after the expiration or earlier termination of this Sublease, then Subtenant, at Sublandlord’s option, shall be deemed to be occupying the Subleased Premises at sufferance at a Monthly Base Rental equal to the greater of two hundred percent (200%) of (i) the Monthly Base Rental in effect prior to expiration or termination or (ii) the Base Rent provided for under Section 13.9 of the Overlease, with such Base Rent to be charged on a monthly basis for each calendar month or portion thereof for which Tenant holds over, without proration for a partial calendar month, and Subtenant shall otherwise remain subject to all of the conditions, provisions and obligations of this Sublease insofar as the same are applicable to a tenancy at sufferance, including, without limitation, the payment of all Additional Rent and all other amounts due from Subtenant to Sublandlord hereunder. The acceptance of a purported rent check following termination shall not constitute the creation of a tenancy at will, it being agreed that Subtenant’s status shall remain that of a subtenant at sufferance. No holding over by Subtenant after the expiration or termination of this Sublease shall be construed to extend or renew the Term or in any other manner be construed as permission by Sublandlord to holdover. Subtenant shall indemnify and hold Sublandlord harmless from and against any and all damages (actual, consequential or otherwise), losses, costs and expenses, including reasonable attorneys’ fees, incurred by Sublandlord arising out of or in any way attributable to such holding over and/or failure to deliver the Subleased Premises in the condition required by this Sublease on the expiration or earlier termination of the Term of this Sublease. Nothing contained herein shall be construed as consent by Sublandlord to any holding over. Subtenant’s obligations hereunder shall survive the expiration or earlier termination of this Sublease.

Except as otherwise expressly provided in the Overlandlord Consent, at the end of the Term or sooner termination of this Sublease, Tenant shall peaceably surrender and deliver up the Subleased Premises, together with the water neutralizer and emergency generator as provided in Section 7.4 of the Overlease, vacant, broom clean, with all utilities safely capped and in good repair and condition, subject to reasonable wear and tear and damage by fire or other casualty. Not later than two (2) business days prior to the end of the Term or sooner termination of this Sublease, Subtenant shall remove all signs and lettering and all trade fixtures and personal property, goods and effects belonging to Subtenant or anyone claiming through or under Subtenant (and shall also remove the Licensed Property unless Sublandlord expressly elects otherwise in writing), shall promptly repair the Subleased Premises and Building as a result of any damage to, or destruction caused by such removal and shall cause all maintenance and repair work of Subtenant to conform to Legal Requirements. Unless Overlandlord or Sublandlord elects otherwise, all installations, alterations, additions or improvements in or to the Subleased Premises shall be the property of Overlandlord and shall remain upon, and be surrendered with, the Subleased Premises at the end of the Term or sooner termination of this Sublease. Subtenant’s failure to comply with the foregoing and with any and all other surrender requirements of the Overlease shall be deemed to constitute a holdover under this Sublease.

13.                               Events of Default.

(a)                                 Each of the following events shall constitute an “Event of Default” under this Sublease:

(i)                                     Subtenant breaches or defaults in the performance of any obligation of Subtenant under the Overlandlord Consent;

(ii)                                  Subtenant fails to pay when due Rent or any other amount due hereunder and such failure continues for three (3) days after written notice thereof;

(iii)                               Subtenant fails to perform or observe any other obligation, covenant or agreement set forth in this Sublease and such failure continues for seven (7) days after written notice thereof, unless the default is curable but cannot be cured with reasonable diligence within such period and the Subtenant commences and diligently proceeds with rectifying such default thereunder and completes the cure of such default within the earlier of (x) thirty (30) days following Subtenant’s receipt of the original written notice of such default or (y) ten (10) days in advance of the time for completion of a cure thereof under the terms of the Overlease;

(iv)                              The institution in a court of competent jurisdiction of proceedings for reorganization, liquidation, or involuntary dissolution by Subtenant, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Subtenant, provided that proceedings are not dismissed, and any receiver, trustee or liquidator appointed therein is not discharged within sixty (60) days after the institution of said proceedings;

(v)                                 Any purported or attempted assignment or other transfer of this Sublease or further sublet of the Subleased Premises or permission to use the Subleased Premises in contravention of this Sublease or the Overlease; or

(vi)                              Subtenant fails to vacate and surrender the Subleased Premises as and when required under the terms of this Sublease.

(b)                                 Upon the occurrence of an Event of Default, Sublandlord shall have, in addition to any other rights and remedies available to it under this Sublease and/or at law and/or in equity, the following remedies:

(i)                                     If this Sublease is terminated due to an Event of Default, then unless and until Sublandlord elects lump sum liquidated damages described in (ii) below Subtenant covenants, as an additional cumulative obligation after any such termination, to pay punctually to Sublandlord all the sums and perform all the obligations which

Subtenant covenants in this Sublease to pay and to perform in the same manner and to the same extent and at the same time as if this Sublease had not been terminated. In calculating the amounts to be paid by Subtenant pursuant to the preceding sentence Subtenant shall be credited with the net proceeds of any rent then actually received by Sublandlord from a reletting of the Subleased Premises after deducting all sums provided for in this Sublease to be paid by Subtenant and not then paid.

(ii)                                  If this Sublease is terminated due to an Event of Default, then Subtenant covenants, as an additional cumulative obligation after termination, to pay forthwith to Sublandlord at Sublandlord’s election made by written notice to Subtenant at any time within one year after termination, as liquidated damages a single lump sum payment equal to the sum of (i) all sums provided for in this Sublease to be paid by Subtenant and not then paid at the time of such election, plus (ii) the present value (calculated at the Federal Reserve discount rate or equivalent) of the excess of all of the rent reserved for the residue of the Term over all of the fair market rent reasonably projected by Sublandlord to be received on account of the Subleased Premises during such period, which rent from reletting shall be reduced by reasonable projections of vacancies and by Sublandlord’s reletting expenses described above to the extent not theretofore paid to Sublandlord.

(iii)                               Any and all rights and remedies of Overlandlord set forth in the Overlease in connection with a default by Sublandlord thereunder which continues after the expiration of any applicable cure period therein.

(iv)                              In addition, without limiting the foregoing, in the event Sublandlord reasonably believes that Subtenant’s failure to cure a breach under this Section 13 shall cause a default by Sublandlord to occur under the Overlease and Subtenant has not commenced to cure such breach or has commenced but ceased the cure of such default, Sublandlord shall specifically have the right, upon giving Subtenant not less than two (2) business days prior written notice thereof, to cure such breach or default and be reimbursed by Subtenant as Additional Rent hereunder for all out-of-pocket expenses (including attorneys’ fees) incurred by Sublandlord in connection therewith upon demand and presentation of invoices therefor. All rights and remedies of Sublandlord herein enumerated shall be cumulative and none shall exclude any other right allowed by law or in equity and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.

14.                               Insurance.  Subtenant shall obtain and maintain all insurance types and coverages as specified in the Overlease to be obtained and maintained by Sublandlord, as tenant thereunder, in amounts not less than those specified in the Overlease. All policies of insurance required to be obtained by Subtenant shall name Overlandlord and Sublandlord and its affiliates as additional insureds and/or loss payees (as applicable) therein in accordance with the Overlease. Subtenant’s insurance shall be primary to Overlandlord’s and Sublandlord’s and its affiliates’ insurance. Subtenant shall deliver to Sublandlord on or before the Commencement Date and annually thereafter on the anniversary of the Commencement Date, certificates reflecting that Subtenant has obtained and is maintaining the required insurance coverages in the appropriate amounts. Anything in this Sublease to the contrary notwithstanding, Sublandlord and Subtenant (and its affiliates) each hereby waive any and all rights of recovery, claims, actions or causes of action against the other and the officers, directors, partners, members, agents and employees of each of them, and Subtenant hereby waives any and all rights of recovery, claims, actions or causes of action against Overlandlord and its officers, directors, partners, members, agents and employees for any loss or damage that may occur to the Subleased Premises, any improvements therein and any personal property of Subtenant or any person in the Subleased Premises or in the Building, by reason of fire, the elements or any other cause insured against (or required to be insured against by the terms of this Sublease) under property insurance policies, regardless of cause or origin, including negligence, except in any case which would render this waiver void under law, to the extent that such loss or damage is actually recovered under said insurance policies (or would have been recovered had the insurance required by this Sublease been maintained). Subtenant agrees to obtain, for the benefit of Overlandlord and Sublandlord (and its affiliates), appropriate waiver of subrogation rights and endorsements from its property insurer. Such required insurance shall be written by companies of recognized financial standing which are legally qualified to issue such insurance in the jurisdiction where the Building is located and all insurance must be procured with carriers having an A.M. Best rating of A- VII or better.

15.                               Subtenant’s Covenants. Subtenant covenants and agrees that Subtenant will not do anything which would constitute a default under the Overlease or omit to do anything which Subtenant is obligated to do under the terms of this Sublease and which would constitute a default under the Overlease.

16.                               Waiver of Claims and Indemnification. Subtenant hereby releases and waives any and all claims against Overlandlord and Sublandlord and each of their respective officers, directors, partners, members, agents, affiliates and employees (the “Indemnitees”) for injury or damage to person, property or business sustained in or about the Building or the Subleased Premises by Subtenant other than by reason of negligence or willful misconduct of Overlandlord or Sublandlord and except in any case which would render this release and waiver void under applicable Legal Requirements. Subtenant shall and hereby does indemnify and hold the Indemnitees harmless from and against any and all actions, claims, demands, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (“Losses”) asserted against, imposed upon or incurred by the Indemnitees by reason of (a) any default caused, suffered or permitted by Subtenant or any Subtenant Party, of any of the terms, covenants or conditions of the Overlease or this Sublease, or (b) any damage or injury to persons or property occurring upon or in connection with the use or occupancy of the Subleased Premises (including, but not limited to any Losses arising out of the making of the Subleased

Improvements by Subtenant, its agents and employees) other than those arising from the gross negligence of willful misconduct of the Indemnitees, as applicable, or (c) any work or thing whatsoever done or condition created by Subtenant or any Subtenant Party in, on or about the Subleased Premises or the Building, or (d) any other act or omission of Subtenant or any Subtenant Party. The provisions of this Section 16 shall survive the expiration or earlier termination of this Sublease.

17.                               Environmental Matters.

(a)                                 Subtenant shall comply with all the requirements of Section 5.3(a) of the Overlease. In addition, Subtenant shall comply with the instructions for use, storage and disposal provided by the manufacturer of any Hazardous Materials used, stored or disposed by Subtenant. Subtenant further covenants that, should Subtenant, its agents, servants or employees bring upon, use, handle, store, keep, or dispose of biological materials on the Subleased Premises, Subtenant will conduct its operations at the Subleased Premises in strict compliance with the Centers for Disease Control and Prevention/National Institute for Public Health’s Biosafety in Microbiological and Biomedical Laboratories guidelines. Notwithstanding the above, Subtenant hereby acknowledges that the use, handling, storage, keeping, or disposal of biological materials requiring a level of containment greater than Biosafety Level 2, as defined in the above referenced guidance, is prohibited.

(b)                                 Subtenant shall not cause or permit any other Hazardous Material to be used, stored, generated or disposed of on or in the Subleased Premises by Subtenant or the Subtenant Parties without first obtaining Sublandlord’s written consent. If Hazardous Materials are used, stored, generated or disposed of on or in the Subleased Premises except as permitted above, if the use, storage, generation or disposal of Hazardous Materials on the Subleased Premises result in contamination of the Subleased Premises or any other property, or if the Subleased Premises or any other property become the subject of an Environmental Claim (as defined herein) relating to Subtenant’s use and operation of the Subleased Premises or to Subtenant’s use, storage, generation or disposal of Hazardous Materials, Subtenant shall indemnify and hold harmless the Sublandlord from any and all actions, claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the Subleased Premises, damages caused by loss or restriction of leasable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorney’s fees, consultant and expert fees) arising during or after the Term. This indemnification includes, without limitation, any and all costs incurred by Sublandlord because of any investigation of the site or any cleanup, removal or restoration required under applicable Environmental Laws or mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Subtenant or any of the Subtenant Parties cause or permits the presence of any Hazardous Material on the Subleased Premises in violation of this Section 17, or that results in an Environmental Claim, Subtenant shall promptly, and at its sole expense, take any and all necessary actions to return the Subleased Premises to the condition existing prior to the presence of any such Hazardous Material on the Subleased Premises. Subtenant shall first obtain Sublandlord’s written approval for any such remedial action. Except for Hazardous Materials that existed in or on the Subleased Premises as of the Commencement Date, Subtenant shall remove all Hazardous Materials from the Subleased Premises in a manner acceptable to Sublandlord before the earlier of the date Subtenant vacates the Subleased Premises and the date Subtenant’s right to possess the Subleased Premises ends.

(c)                                  Subtenant does hereby covenant to Sublandlord that Subtenant will obtain all permits, licenses and other governmental authorizations (“Environmental Permits”) required to conduct its operations in compliance with all applicable Environmental Laws, and that all such Environmental Permits and any required financial assurance will be in full force and effect as of the day that Subtenant commences operations at the Subleased Premises. Subtenant shall maintain at the Subleased Premises a list of all materials stored at the Subleased Premises for which a material safety data sheet (“MSDS”) was issued by the producers or manufacturers thereof, together with copies of the MSDSs for such materials, and shall deliver such list and all MSDS copies to Sublandlord upon Sublandlord’s request therefor.

(d)                                 Sublandlord may, upon reasonable notice to Subtenant (and in no case with less than 24 hours’ advance notice except for emergencies), enter the Subleased Premises and conduct environmental inspections and tests therein as it may reasonably require from time to time, provided that Sublandlord shall use reasonable efforts to minimize the interference with Subtenant’s business. Such inspections and tests shall be conducted at Sublandlord’s expense, unless they reveal the presence of Hazardous Materials in violation of the above provisions of this Section or that Subtenant has not complied with the requirements of this Section 17 or with any Environmental Law, in which case Subtenant shall reimburse Sublandlord for the cost thereof within ten (10) days after Landlord’s request therefor. Subtenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such inspection in accordance with all Environmental Laws.

(e)                                  Subtenant shall assume full responsibility for reporting any release, spill, leak, discharge, disposal, pumping, pouring, emission, emptying, injecting, leaching, dumping or escaping (“Release”) or threat of Release of any Hazardous Materials at the Subleased Premises to the appropriate environmental agencies and immediately provide notice of such Release or threat of Release to Sublandlord. Subtenant shall assume full responsibility for any and all investigations, clean-up, remediations and other actions required in connection with any Release or threat of Release arising out of any act or omission of Subtenant or any of the Subtenant Parties, including, without limitation, to restore the Subleased Premises, the Premises under the Overlease and any adjoining property affected by such Release, and shall indemnify and hold Sublandlord and Overlandlord harmless from any Environmental Claims in relation thereto. Subtenant shall take all necessary precautions to avoid any such Release or threat of Release. The terms and conditions of this Subsection 17(e) and obligations of Subtenant hereunder shall survive any expiration of termination of this Sublease.

(f)                                   As used in this Section 17, the following terms shall have the following meanings:

(i)                                     “Environmental Laws” means the Comprehensive Environmental Response, Compensation, and liability Act (“CERCLA”), 42 U.S.C. §9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §1802 et seq., the Toxic Substances Control Act, 15 U.S.C. §2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq., the Clean Water Act, 33 U.S.C. §1321 et seq., the Clean Air Act, 42 U.S.C. §7401 et seq., the Occupational Safety and

Health Act, 29 U.S.C. §651 et. seq. the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, Chapter 21 E of the Massachusetts General Laws, all regulations promulgated thereunder, and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation (including any state or local board of health rules, regulation, or code), or any common law (including common law that may impose strict liability or liability based on negligence), which may relate to or deal with human health, the environment, natural resources, or Hazardous Materials, all as may be from time to time amended or modified, and any other law related to environmental matters or liability with respect to or affecting the Subleased Premises or the Building, whether in effect now or in the future.

(ii)                                  “Hazardous Materials” (or any derivation thereof) means those materials defined as such in Article 1 of the Overlease and any and all hazardous materials, toxic substances, chemicals, contaminants, pollutants, solid wastes or waste, as defined by any Environmental Law, and also includes, but is not limited to, any asbestos, lead paint, mold, radon, petroleum, petroleum products (including without limitation, oil), petroleum by products, reactive materials, ignitable materials, corrosive materials, hazardous chemicals, hazardous waste, toxic substances, toxic chemicals, chemicals, pesticides, radioactive materials, polychlorinated byphenols, methane, biological materials, soil vapor (but only to the extent soil vapor is caused by a Release), gas (but only to the extent gas is caused by a Release), and any other element, compound, mixture, solution, substance, material, waste or the like which may pose a present or potential danger to human health and safety, biota or the environment.

(iii)                               “Environmental Claim” means any claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, Release or threatened Release of or exposure to any Hazardous Material, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

18.                               Assignment and Sublease. Subtenant shall not assign, mortgage, pledge or otherwise encumber, directly or indirectly, this Sublease, the Subleased Premises or any interest therein, allow any transfer thereof or any lien upon Subtenant’s interest by operation of law or otherwise, further sublet the Subleased Premises or any part thereof, or permit the occupancy of the Subleased Premises or any part thereof by anyone other than Subtenant, without in each instance obtaining the prior written consent of Overlandlord and Sublandlord in their respective discretion. If Sublandlord consents thereto, Sublandlord shall use reasonable efforts to obtain the consent of Overlandlord under the Overlease; provided, however, Subtenant shall reimburse Sublandlord for any costs incurred by Sublandlord with respect thereto. Sublandlord shall consent to an assignment or subletting to a “Permitted Transferee” as defined below, provided that Subtenant gives Sublandlord reasonable advance written notice of such intended assignment which notice shall include copies of the proposed assignment or subletting agreement and all related non-confidential documentation as applicable and further provided that Overlandlord consents in writing to such assignment or subletting to such Permitted Transferee. No assignment or subletting (including, without limitation, any assignment or subletting to a Permitted Transferee) shall relieve Subtenant from Subtenant’s obligations and agreements hereunder and Subtenant shall continue to be liable as a principal and not as guarantor or surety to the same extent as though no assignment or subletting had been made. Further, no permitted assignment or sublease (including, without limitation, any assignment or subletting to a Permitted Transferee) shall be effective unless and until any and all defaults of Subtenant hereunder shall have been cured. If Subtenant is a corporation or a partnership with a corporate general partner, then, except for a transfer to a Permitted Transferee, any event resulting in a dissolution, merger, consolidation or other reorganization of Subtenant (or such corporate general partner), or the sale or transfer or relinquishment of the interest of shareholders who, as of the date of this Sublease, own a controlling interest of the capital stock of Subtenant (or such corporate general partner), shall be deemed a prohibited assignment. “Permitted Transferee” means (a) an entity (other than an Affiliate of Subtenant) which succeeds to Tenant’s business by merger, consolidation or other form of corporate reorganization or (b) an entity (other than an Affiliate of Subtenant) which acquires all or substantially all of Tenant’s assets or stock. Notwithstanding the foregoing, an entity may not become a Permitted Transferee through or as a part of a bankruptcy or other similar insolvency proceeding. For purposes of this Section 18, “Affiliate” means, except as otherwise provided in this Sublease, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of the foregoing definition, “control” (including correlative meanings of “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management policies of the entity in question, whether through ownership of voting securities, partnership interests, membership interests or by contract or otherwise; and “Person” means a natural person, corporation, partnership, limited liability company, association, trustee, authority or other legal entity.

19.                               Brokers. Sublandlord and Subtenant hereby represent and warrant to each other that it has had no dealings with any real estate broker, agent or finder in connection with the negotiation of this Sublease except Cushman & Wakefield and Colliers International, who represented Sublandlord and Subtenant, respectively (collectively, the “Broker”), and that it knows of no other real estate broker, agent or finder who is entitled to a commission in connection with this Sublease. Each party agrees to indemnify, defend and hold harmless the other party from and against any and all claims, demands, losses, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealing with any real estate broker, agent or finder other than the Broker. Sublandlord shall pay to Broker a commission for procuring this Sublease pursuant to a separate agreement between Broker and Sublandlord.

20.                               Entire Agreement;  No Waiver;  Modification of Sublease. This Sublease contains all of the covenants, agreements, terms, provisions, conditions, warranties and understandings relating to the leasing of the Subleased Premises and Sublandlord’s obligations in connection therewith, and neither Sublandlord nor any agent or representative of Sublandlord has made or is making, and Subtenant in executing and delivering this Sublease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Sublease. All understandings, correspondence, negotiations and agreements, written or oral, if any, heretofore had between the parties are merged into this Sublease, which alone fully and completely expresses the agreement of the parties. The failure of Sublandlord to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Sublease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the friture of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No amendment, waiver or modification of this Sublease or any covenant, agreement, term, provision or condition hereof shall be deemed to have been made unless expressed in writing and signed by Subtenant and Sublandlord and consented to by Overlandlord. No surrender of possession of the Subleased Premises or of any part thereof or of any remainder of the Term of this Sublease shall release Subtenant from any of its obligations hereunder unless accepted by Sublandlord in writing. The receipt and retention by Sublandlord of Rent from anyone other than Subtenant shall not be deemed a waiver of the breach by Subtenant of any covenant, agreement, term or provision of this Sublease, or as the acceptance of such other person as a tenant, or as a release of Subtenant of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by Sublandlord of any Rent with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed a waiver of such breach.

21.                               Quiet Enjoyment. Provided no Event of Default exists hereunder, Subtenant shall peaceably and quietly hold and enjoy the Subleased Premises against Sublandlord and all persons claiming by, through or under Sublandlord for the Sublease Term herein described, subject to the terms and conditions of this Sublease.

22.                               Successors and Assigns. If Subtenant shall include more than one person, the obligations of all such persons under this Sublease shall be joint and several and the provisions of this Sublease shall individually apply to each person comprising Subtenant. The obligations of this Sublease shall bind and benefit the permitted successors and assigns of the parties with the same effect as if mentioned in each instance where a party hereto is named or referred to.

23.                               Notices. Any and all communications (“Notice”) delivered hereunder shall be in writing and shall be personally delivered, or sent by United States mall postage prepaid as registered or certified mail, return receipt requested, or sent by reputable overnight courier service, and delivered to the following address:

If to Overlandlord:

TBCI, LLC, as Trustee of 100 Discovery Park Realty Trust

c/o The Bulfinch Companies, Inc.

First Needham Place

250 First Avenue, Suite 200

Needham, MA 02494

Attention:  Robert A. Schlager

with copies to:

TBCI, LLC, as Trustee of 100 Discovery Park Realty Trust

c/o The Bulfinch Companies, Inc.

First Needham Place

250 First Avenue, Suite 200

Needham, MA 02494

Attention:  Mark R. DiOrio, Esq.

and

Vorys, Sater, Seymour and Pease LLP

301 E. Fourth Street, Suite 3500

Cincinnati, OH 45202

Attention:  Charles C. Bissinger, Jr., Esq.

If to Sublandlord:

Pfizer Inc.

Corporate Real Estate Services

235 East 42nd Street

New York, NY 10017

Attention:  Terence Hales

and to:

Pfizer Inc.

Legal Division

235 East 42nd Street

New York, NY 10017

Attention:  William C. Longa

and to:

DLA Piper LLP (US)

500 8th Street, NW

Washington, DC 20004

Attention:  Jeffrey R. Keitelman

If to Subtenant:

Prior to the Commencement Date:

Genocea Biosciences, Inc.

161 First Street

Cambridge, MA 02139

Attention:  Robert E. Farrell, Jr., CPA

On or after the Commencement Date:

Genocea Biosciences, Inc.

100 Discovery Park

Cambridge, MA 02140

Attention:  Robert E. Farrell, Jr., CPA

With a copy to:

Anderson & Kreiger LLP

One Canal Park, Suite 200

Cambridge, MA 02141

Attention:  David L. Wiener

or to such other address and attention as any of the above shall notify the others in writing. Any Notice shall be deemed delivered on the date it is personally delivered (or delivery is refused), the business day after deposited with a national, reputable overnight courier service for next day delivery, or three (3) business days after being sent by United States mall in accordance with the foregoing.

24.                               Overlandlord’s Consent;  Default Notices. This Sublease shall be subject to obtaining the written consent of Overlandlord as required by Section 8.1 of the Overlease in the form attached hereto as Schedule 24. Other than the costs, fees and charges required by Overlandlord to be paid in connection with any consent of Overlandlord required pursuant to this Sublease or the Overlease, Subtenant shall comply, at Subtenant’s sole cost and expense, with any and all other requirements or conditions required by Overlandlord, this Sublease or the Overlease in connection with such consent. Sublandlord and Subtenant agree to promptly provide the other party with any notices received from Overlandlord of a claimed default with respect to the Subleased Premises. In the event that the written consent of Overlandlord is not in the form attached hereto as Schedule 24, this Sublease shall, at the option of Sublandlord, be null and void.

25.                               Inspection. Sublandlord reserves the right, upon reasonable prior notice of not less than 24 hours’ advance notice except for emergencies, to enter the Subleased Premises for the purpose of inspecting the Subleased Premises, exhibiting the Subleased Premises to persons having a legitimate interest therein, or curing any default by Subtenant under this Sublease.

26.                               Force Majeure. If Sublandlord or Subtenant is in any way delayed or prevented from performing any obligation (except, with respect to Subtenant, its obligation to timely pay Rent, any obligation set forth in the provisions hereunder pertaining to Subtenant’s maintaining insurance policies, or any holdover) due to fire, act of God, governmental act or failure to act, strike, labor dispute, inability to procure materials or any cause beyond its reasonable control (whether similar or dissimilar to the foregoing events), then the time for performance of such obligation shall, to the extent permitted by the Overlease, be excused for the period of such delay or prevention and extended for a period equal to the period of such delay or prevention.

27.                               Parking. Subject to Overlandlord’s provision to Sublandlord of the parking rights which Sublandlord is granted under the Overlease, Sublandlord agrees to make available to Subtenant up to thirty two (32) parking permits (the “Parking Permits”) for the unreserved parking of standard passenger automobiles, at the rates specified in the Overlease in the Parking Areas specified in the Overlease (the “Parking Area”). Subtenant shall not sell, assign or permit anyone other than Subtenant’s personnel to use any of the Parking Permits.

28.                               Limit of Sublandlord’s Liability. Notwithstanding anything to the contrary contained in this Sublease, neither Sublandlord, its affiliated companies nor its and their partners, members, officers, directors, employees, agents, servants and contractors (collectively, the “Sublandlord Parties”), shall be liable for any losses, costs, damages or injury to person or property or resulting from the loss of use thereof sustained by Subtenant or any Subtenant Party, based on, arising out of, or resulting from, any cause whatsoever, including any due to the Building becoming out of repair, or due to the occurrence of any accident or event in or about the Building, or due to any act or neglect of Overlandlord or any tenant or occupant of the Building or any other person. Notwithstanding the foregoing provision of this Section, Sublandlord shall not be released from liability to Subtenant for any physical injury to any natural person caused by Sublandlord’s negligence or willful misconduct to the extent such injury is not covered by insurance either carried by Subtenant (or such person) or required by this Sublease to be carried by Subtenant; provided that neither Sublandlord nor any Sublandlord Party shall under any circumstances be liable for any exemplary, punitive, consequential or indirect damages (or for any interruption of or loss to business). Notwithstanding anything to the contrary set forth in this Sublease, if Subtenant or any other Subtenant Party is awarded a judgment or other remedy against Sublandlord, the recourse for satisfaction of the same shall be limited to execution against the aggregate amount of Monthly Base Rent paid by Subtenant to Sublandlord under this Sublease over the Sublease Term. No other asset of Sublandlord or any other Sublandlord Party shall be available to satisfy, or be subject to, such judgment or other remedy, nor shall any such person be held to have any personal liability for satisfaction or any claim or judgment.

29.                               Limitation on Personal Liability. No present or future partner, member, director, officer, shareholder, employee, advisor, affiliate or agent of or in Sublandlord or Subtenant or any affiliate of Sublandlord or Subtenant shall have any personal liability, directly or indirectly, under or in connection with this Sublease or any agreement made or entered into under or in connection with the provisions of this Sublease, or any amendment or amendments to the foregoing made at any time or times, heretofore or hereafter.

30.                               Waiver; Consent to Service; Venue. SUBLANDLORD, SUBTENANT, AND ANY AND ALL GENERAL PARTNERS OF SUBTENANT EACH WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLANDLORD AND SUBTENANT HEREUNDER, SUBTENANT’S USE OR OCCUPANCY OF THE SUBLEASED PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE. SUBTENANT FURTHER WAIVES ANY RIGHT TO RAISE ANY NON-COMPULSORY COUNTERCLAIM IN ANY ACTION OR PROCEEDING INSTITUTED BY SUBLANDLORD. THIS SUBLEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. SUBTENANT CONSENTS TO SERVICE OF PROCESS AND ANY PLEADING RELATING TO ANY SUCH ACTION AT THE SUBLEASED PREMISES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED AS REQUIRING SUCH SERVICE AT THE SUBLEASED PREMISES. SUBLANDLORD, SUBTENANT, AND ALL SUCH GENERAL PARTNERS EACH WAIVES ANY OBJECTION TO THE VENUE OF ANY ACTION FILED IN ANY COURT SITUATED IN THE JURISDICTION IN WHICH THE BUILDING IS LOCATED, AND WAIVES ANY RIGHT, CLAIM OR POWER, UNDER THE DOCTRINE OF FORUM NON

CONVENIENS OR OTHERWISE, TO TRANSFER ANY SUCH ACTION TO ANY OTHER COURT.

31.                               Subtenant’s Authority. Subtenant represents and warrants to Sublandlord that Subtenant is a duly organized corporation, limited liability company or partnership, is in good standing under the laws of the jurisdiction of its formation, is qualified to do business and is in good standing in the jurisdiction in which the Building is located, has the power and authority to enter into this Sublease, and that all corporate, limited liability company or partnership action, as applicable, requisite to authorize Subtenant to enter into this Sublease has been duly taken.

32.                               Estoppel. Sublandlord hereby represents to Subtenant that (i) the Overlease is in full force and effect; (ii) Sublandlord has no knowledge of and has received no notice from the Overlandlord of default by Sublandlord under the Overlease which default remains uncured on the date hereof; (iii) to Sublandlord’s actual knowledge, neither Sublandlord nor Overlandlord is now in default under the Overlease; and (iv) a true, correct and complete copy of the Overlease (with financial and confidential information redacted) is attached hereto as Schedule 32.

33.                               Signs. Subject to Overlandlord’s prior written approval, Sublandlord shall permit Subtenant to use the portion of the Building’s tenant directory allocated to Sublandlord under the Overlease. In addition, subject to Overlandlord’s prior written approval of the design, size and location thereof and the requirements of all applicable laws and the terms and conditions of the Overlease, Subtenant shall have the right to install signage with Subtenant’s name and logo on (or, if required by Overlandlord, adjacent to) the entrance doors of the Subleased Premises. All signage shall satisfy and be in accordance with all applicable Legal Requirements and restrictions and the Overlease. All signage of Subtenant as may be approved and installed pursuant to this Sublease shall be at the expense of Sublandlord.

34.                               No Option; No Partnership. The submission of this Sublease by Subtenant for examination does not constitute a reservation of or option for the Subleased Premises, and this Sublease shall become effective only when it is executed and delivered by Sublandlord and Subtenant and consented to in writing by Overlandlord in accordance herewith. Nothing contained in this Sublease shall be construed as creating a partnership or joint venture between Subtenant and Sublandlord, or to create any other relationship between the parties other than that of Subtenant and Sublandlord.

35.                               Interpretation; Governing Law. The Schedules attached to this Sublease are a part of this Sublease. Section and subsection headings are for convenience only, and not for use in interpreting this Sublease. If a court finds any provision of this Sublease unenforceable, all other provisions shall remain enforceable, and such unenforceable provision shall be deemed severed from this Sublease. This Sublease shall be construed and governed in accordance with the laws of The Commonwealth of Massachusetts. The term “Business Day”, as used herein, means a calendar day other than a Saturday, Sunday or legal holiday (i) observed by the state in which the Premises is located, or (ii) on which federally chartered banks located in Boston, MA are closed for business.

36.                               Contingency. Notwithstanding any provision in this Sublease to the contrary, if the Commencement Date has not occurred within one (1) year after the date of this Sublease, this Sublease shall automatically terminate on the first (1st) anniversary of the date hereof.

37.                               Remedies. The rights and remedies mentioned in this Sublease are in addition to, and do not deprive a party of, any other rights at law or in equity.

38.                               Counterparts. To facilitate execution, this Sublease may be executed in as many counterparts as may be required, and it shall not be necessary that the signature of each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of each party, or that the signatures of the persons required to bind any party, appear on one or more of such counterparts. All counterparts shall collectively constitute a single agreement.

[signature page follows]

IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Sublease of the day and year first above written as a sealed Massachusetts instrument.

SUBLANDLORD:

FOLDRX PHARMACEUTICALS, INC.
a Delaware Corporation

By:	/s/ Bradford A. Lewin
Name: Bradford A. Lewin
Title: Vice President

SUBTENANT:

GENOCEA BIOSCIENCES, INC.,
a Delaware corporation

By:	/s/ Robert E. Farrell, Jr.
Name:	Robert E. Farrell, Jr.
Title: Its	VP Finance & Admin

Schedule 1(b)

Floor Plan of Subleased Premises

[See Attached]

Schedule 2(c)

Sublease Commencement Date Acknowledgement

THIS SUBLEASE COMMENCEMENT DATE AND DELIVERY DATE ACKNOWLEDGEMENT (“Acknowledgement”) is entered into as of                             , 2012, by and between [                        ] (“Sublandlord”), and GENOCEA BIOSCIENCES, INC. (“Subtenant”);

W I T N E S S E T H :

WHEREAS, Sublandlord and Subtenant have entered into that certain Sublease Agreement dated as of                 , 2012 (the “Sublease”), pursuant to which Subtenant has leased from Sublandlord the entirety of the fifth (5th) floor of the Building identified in the Sublease, deemed to contain 23,666 square feet of leasable area for a Term ending on February 28, 2014.

WHEREAS, pursuant to Section 2(c) of the Sublease, Sublandlord and Subtenant have agreed to enter into this Acknowledgement to acknowledge the occurrence of the Commencement Date and Delivery Date under the Sublease.

NOW, THEREFORE, the parties hereto, for themselves, their permitted successors and assigns, mutually covenant and agree that the Commencement Date under the Sublease is                         , 2012 and the Delivery Date under the Sublease is                                   , 2012.

[Signature page follows]

IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this acknowledgement as of the day and year first above written.

SUBLANDLORD:

a

By:
Name:
Title:

SUBTENANT:

GENOCEA BIOSCIENCES, INC.,
a Delaware corporation

By:
Name:
Title: Its

Schedule 6

Form of Letter of Credit

BENEFICIARY:

FOLDRx PHARMACEUTICALS, INC.

c/o PFIZER INC.

235 EAST 42ND STREET

NEW YORK, NEW YORK 10017

APPLICANT:

GENOCEA BIOSCIENCES INC

161 FIRST STREET SUITE 2C

CAMBRIDGE, MA 02139

AMOUNT:            US$157,500.00 (ONE HUNDRED FIFTY SEVEN THOUSAND FIVE HUNDRED EXACTLY)

EXPIRATION DATE:	(TBD – ONE YEAR FROM L/C ISSUANCE, WITH AUTOMATIC RENEWAL)

LOCATION:  SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF             IN YOUR FAVOR THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THE BANK’S OFFICE (AS DEFINED BELOW) OF THE FOLLOWING DOCUMENTS:

1.              THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2.              YOUR SIGHT DRAFT, IN WHOLE OR IN PART DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.

3.              A DATED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING ANY OF THE FOLLOWING WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH:

(A.)                            “WE ARE ENTITLED T DRAW ON THE LETTER OF CREDIT PURSUANT TO THE TERMS OF THAT CERTAIN SUBLEASE BY AND BETWEEN FOLDRx PHARMACEUTICALS, INC., AS SUBLANDLORD, AND GENOCEA BIOSCIENCES INC, AS SUBTENANT.”

OR

(B.)                            “WE HEREBY CERTIFY THAT WE RECEIVED A NOTICE FROM SILICON VALLEY BANK THAT ITS IRREVOCABLE LETTER OF CREDIT NUMBER SVBSF              WILL NOT BE EXTENDED AND APPLICANT HAS FAILED TO PROVIDE A

REPLACEMENT LETTER OF CREDIT SATISFACTORY TO BENEFICIARY WITHIN FORTY FIVE (45) DAYS PRIOR TO THE CURRENT EXPIRATION DATE.”

THE SUBLEASE MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IS NOT INTENDED THAT SAID SUBLEASE BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.

THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD TO FINALLY EXPIRE ON APRIL 28, 2014, WITHOUT AMENDMENT, FROM THE PRESENT EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS (OR SUCH OTHER ADDRESS AS BENEFICIARY MAY FROM TIME TO TIME DESIGNATE IN A NOTICE DELIVERED TO SILICON VALLEY BANK AT THE BANK’S OFFICE) THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN-CURRENT EXPIRATION DATE. BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND APRIL 28, 2014 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE “FINAL EXPIRATION DATE”. UPON THE OCCURRENCE OF THE FINAL EXPIRATION DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

THIS LETTER OF CREDIT IS TRANSFERABLE WITHOUT COST TO THE BENEFICIARY ONE OR MORE TIMES BY THE ISSUING BANK, AT THE REQUEST OF THE BENEFICIARY, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE THAT IS THE SUCCESSOR IN INTEREST TO BENEFICIARY (“TRANSFEREE”), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U. S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS

INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION AS PER ATTACHED EXHIBIT “B” DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. APPLICANT SHALL PAY OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. ANY REQUEST FOR TRANSFER WILL BE EFFECTED BY US SUBJECT TO THE ABOVE CONDITIONS. HOWEVER ANY REQUEST FOR TRANSFER IS NOT CONTINGENT UPON APPLICANT’S ABILITY TO PAY OUR TRANSFER FEE. ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OR DATE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER OF THIS LETTER OF CREDIT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS DURING REGULAR BUSINESS HOURS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT:  SILICON VALLEY BANK, 3003 TASMAN DRIVE, MALL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION:  GLOBAL FINANCIAL SERVICES - STANDBY LETTER OF CREDIT DEPARTMENT; OR BY FACSIMILE TRANSMISSION AT:  (408) 969-6510 OR (408) 496-2418 AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO:  (408) 654- 6274 OR (408) 654-7716, ATTENTION:  STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE, PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SANTA CLARA, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE ISP98 (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR

ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICE ISP98, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

SILICON VALLEY BANK,

(FOR BANK USE ONLY)	(FOR BANK USE ONLY)

EXHIBIT “A”

(i)

(ii)                                  SIGHT DRAFT/BILL OF EXCHANGE

DATE:	REF. NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF
US$
U.S. DOLLARS

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF DATED , 20 ”

TO:	SILICON VALLEY BANK

3003 TASMAN DRIVE	[INSERT NAME OF BENEFICIARY]
SANTA CLARA, CA 95054

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.              DATE            INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.

2.              REF. NO.         INSERT YOUR REFERENCE NUMBER IF ANY.

3.              PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY

4.              US$            INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.

5.              U.S. DOLLARS          INSERT AMOUNT OF DRAWING IN WORDS.

6.             LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.              DATED         INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

NOTE:          BENEFICIARY SHOULD ENDORSE THE RACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:  JOHN DOSSANTOS AT (408) 654-6274 OR ENRICO NICOLAS AT (408) 654-7127 OR EVELIO RARAIRO AT (408) 654-3035.

EXHIBIT “B”

DATE:

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE	RE:	IRREVOCABLE STANDBY LETTER OF CREDIT
	SANTA CLARA, CA 95054		NO.	ISSUED BY
	ATTN: INTERNATIONAL DIVISION		SILICON VALLEY BANK, SANTA CLARA
	STANDBY LETTERS OF CREDIT		L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE.  TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE.  ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,	SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

We further confirm that the company has been identified applying the appropriate due diligence and enhanced due diligence as required by BSA and all its subsequent amendments.

(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE)

(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

Schedule 8(a)

List and Description of Sublease Improvements

BASIS OF DESIGN

Genocea

Acorn Park
Cambridge, MA

Thursday, June 21, 2012

TABLE OF CONTENTS

Section 1 - HVAC Systems
Section 2 - Electrical Systems

2

Genocea
Basis of Design

Section 1 - HVAC Systems

General:

The following Design criteria are contingent on owner/base building provided equipment performance.

A.                                    Design Criteria

1.              Outdoor Design Criteria

a.              Summer

91 degrees Fahrenheit design dry bulb

74 degrees Fahrenheit design wet bulb

b.              Winter

0 degrees Fahrenheit design dry bulb

B.                                    Indoor Design Criteria

1.              Existing office and support areas

a.              Summer

74 degrees Fahrenheit design dry bulb (+/-3 degrees)

b.              Winter

70 degrees Fahrenheit design dry bulb (+/- 3 degrees)

2.              Existing and new Laboratory areas

a.              Summer

72 degrees F design dry bulb (+/- 2 degrees)

b.              Winter

70 degrees F design dry bulb (+/- 2 degrees)

3.              Animal Areas

a.              Summer

72 degrees F design dry bulb (+/- 2 degrees).

b.              Winter

72 degrees F design dry bulb (+/- 2 degrees).

C.                                    Humidity

1.              Office Areas & Support Areas

a.              Summer

55% RH +/-15%

b.              Winter

No added humidity

2.              Lab Areas

a.              Summer

50% RH +/-15%

b.              Winter

3

No added humidity

3.              Animal holding rooms

a.              Summer

50% RH +/-15%

b.              Winter

50% RH +/-15%

Wash rooms no control

D.                                    Ventilation Criteria

1.              Office Areas, Support Areas

a. Office and support areas will be provided with a minimum of 20 CFM per person.

2.              Laboratory Areas

a. Lab areas will be provided with a minimum of six to eight outside air changes/hour. The actual air change rate may be higher where additional make-up air is required for hood exhaust or to meet design cooling loads.

3.              Animal Areas

a.              Animal areas were designed with a minimum of 12-15 outside air changes/hour in holding rooms and procedure rooms. 8-10 ACH in corridors and clean storage areas.

b.              Animal holding rooms are mechanically backup using a dedicated unit.

4                 Toilet rooms

a.              A minimum exhaust rate of 75 cfm per fixture

E.                                    Space Pressurization Criteria

1.        The facility will be maintained at a slight positive pressure with respect to atmosphere to minimize uncontrolled infiltration.

2.        Office areas will be maintained at a higher positive pressure than surrounding laboratories.

3.        Laboratory areas will be maintained at a negative pressure relative to surrounding spaces including offices and corridors.

4.        Animal area will be maintained at a negative pressure relative to surrounding areas.

F.                                     Space Filtration Criteria

1.        Lab and animal area’s supply air shall have 30% efficient Pre-filters and 85% cartridge filters.

2.        Office area RTU’s filter with 30% extended surface filters

G.                                   Building System Components

1.        Office & Support Areas

These areas shall be served by the house rooftop unit currently servicing this office area.

4

2.        Existing roof mounted exhaust fans and exhaust ductwork system shall provide exhaust for restrooms, labs and animal areas.

3.        Animal areas and general Lab areas.

These areas will be served by two existing make up air units and one dedicated back up unit. These units are manufactured by Aaon.

4.        Two (2) new supplemental cooling only units shall provide sensible cooling equipment areas and Lab 1.

5.        Air distribution shall be provided by complete supply ductwork systems terminating in 2’ x 2’ lay in style diffusers.

6.        Humidifier system for the animal areas shall be Dri steem self generating connected to existing modified RO system, existing steam boiler and piping system is to be abandoned.

H.                                   Ductwork

1.        All new ductwork per the [SMACNA guide].

2.        Supply Duct sizing based on pressure drops of 0.15” per 100’

3.        Exhaust Duct sizing based on pressure drops of 0.2” per 100’

a.              8’ - Maximum Flex Duct run

I.                                        Insulation

1.                                      All new Insulation shall be per Massachusetts code.

Section 2 - Electrical Systems

A.                                    Codes and Standard

1.        Codes and standards pertaining to this section will include, but not be limited to the following:

a.              National Electrical Code NFPA 70

b.              Massachusetts 527 CMR 12.00 (Amendments to NEC)

c.               National Fire Protection Association (NFPA).

B.                                    Demolition and Make Safe

1.        Major demolition is not anticipated, removal of various circuits may be required for the installation of equipment circuits.

C.                                    Electrical Distribution

1.        Existing Distribution serving the tenant space is a 277/480V 3 phase 4 wire system supplied from a base building electrical switchboard. Step-down to 120/208V local power panels are through dry type transformers 480 primary 120/208V secondary.

5

D.                                    New Distribution for Lab equipment

1.        New sub-panel(s) will be provided if necessary to provide additional pole space for lab equipment.

E.                                    HVAC Power Wiring

1.        New circuits will be provided for the two additional supplemental split systems.

2.        All roof top equipment installed in liquid tight conduit with Nema-3r rated disconnects.

F.                                     Light Fixtures

1.        Existing fixtures to remain “as-is” in the office and lab areas.

2.        New egress lighting will be installed in a portion of the “unfinished” area.

G.                                   Outlets and Devices

1.        Benchtop equipment will be powered from the existing wiremold.

2.        Equipment areas and equipment requiring dedicated circuits will have wall outlets per the equipment matrix.

H.                                   Low voltage systems

1. Detection Systems.

a.              The existing fire alarm system will be used with all code required initiating and notification devices being “existing to remain”. New devices will be provided where required.

b.              Gas Detection Systems. (NIC)

c.               Access Systems. (NIC)

d.              Security intrusion detection systems (NIC).

e.               Alarm monitoring (NIC)

1. Low Voltage and Alarm Systems.

a.              Voice/Data Systems (NIC).

b.              Public address and music systems (NIC).

c.               MATV television systems (NIC).

d.              CCTV system (NIC).

e.               Duress system (NIC).

f.                Door position monitor system (NIC).

g.               Interlock system for doors:  (NIC)

I. Standby Power

1.        The tenant space has a roof mounted generator 60KW 120/208volt non-life safety backup generator.

2.        Distribution is provided through panel SBH and SBL.

3.        Emergency circuits has been included per the equipment matrix.

6

J. Project Requirements/Testing

1. Electrical testing of new circuits.

2. Electrical startup/commissioning of new systems (if applicable).

K. Project Engineering

1. Design, engineering and stamped drawings by a registered Massachusetts engineer

2. Drawings completed in CAD format

3. Construction control affidavits

4. Record drawings will be provided

5. Job Insurance requirements

7

RECEPTACLE LEGEND

RECEPTACLE PREFIX LISTING

GENERAL NOTES

NOTES FOR BRANCH CIRCUIT WIRING

EXISTING CONDITIONS NOTES:

PARTIAL POWER RISER DIAGRAM

N/A

PROGRESS DRAWING

Olson Lewis Dioli & Doktor
Architects

FoldRx

LEGENDS, DETAILS & RISER

E1

56

SCHEDULE OF OWNER EQUIPMENT

MARK	EQUIPMENT	CHARACTERISTICS	VOLTS	PH.	PANEL	CKT. BKR.	FEEDER	CONNECTION	REMARKS
	[illegible]								
[illegible]	[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	–	–	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	–	–	[illegible]	[illegible]	–		[illegible]
	[illegible]								
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]

SCHEDULE OF OWNER EQUIPMENT

MARK	EQUIPMENT	CHARACTERISTICS	VOLTS	PH.	PANEL	CKT. BKR.	FEEDER	CONNECTION	REMARKS
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]					[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		[illegible]
	[illegible]								
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
	[illegible]								
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
	[illegible]								
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	–	[illegible]	–		–
[illegible]	[illegible]	–	[illegible]	[illegible]	–	[illegible]	–		–

NOTE: [illegible]

PROGRESS DRAWING

EQUIPMENT SCHEDULES

E2

57

Ph Neutralization Room
Conference Room
Mechanical Equipment
Common Corridor
Office 19
Office 20
Office 21
Conference
FLOOR PLAN
ELECTRIC ROOM
PROGRESS
DRAWING
Interstate
FoldRx
Fifth Floor
Power Plan
E3

58

Fifth Floor Plan

Scale: 1/8" = 1'-0"

GENOCEA
5TH FLOOR

100 ACORN DISCOVERY PARK
CAMBRIDGE, MASSACHUSETTS, 02140

HVAC DEMO
DUCTWORK
PLAN

MD1

59

Fifth Floor Plan

GENOCEA
5TH FLOOR
100 ACORN DISCOVERY PARK
CAMBRIDGE, MASSACHUSETTS, 02140

ESI

HVAC
DUCTWORK
PLAN

M1

60

GENOCEA
5TH FLOOR
100 ACORN DISCOVERY PARK
CAMBRIDGE, MASSACHUSETTS, 02140

HVAC
ROOF
PLAN

M2

61

HVAC GENERAL NOTES:

[illegible]

MISCELLANEOUS

[illegible]

HUMIDIFIER & ULTRA-SORB DETAIL

[illegible]

AIR COOLED CONDENSING UNIT

[illegible]

AIR CONDITIONING UNIT

[illegible]

ELECTRIC HUMIDIFIER

[illegible]

GENOCEA
5TH FLOOR
100 ACORN DISCOVERY PARK
CAMBRIDGE, MASSACHUSETTS, 02140

SEAL

ESI

HVAC DETAILS & SCHEDULES

M3

62

Schedule 24

Form of Overlandlord’s Consent to Sublease

AGREEMENT REGARDING SUBLEASE

THIS AGREEMENT REGARDING SUBLEASE (this “Agreement”) is made and entered into as of the        day of July, 2012 by TBCI, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust (“Landlord”), FOLDRX PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), PFIZER INC., a Delaware corporation (“Pfizer”), and GENOCEA BIOSCIENCES, INC., a Delaware corporation (“Subtenant”).

Recitals

A.                                    Landlord and Tenant are parties to a Lease dated September 18, 2006, as amended by a First Amendment of Lease dated June 5, 2007 and a Second Amendment of Lease (the “Second Amendment”) dated March 31, 2008 (as so amended, the “Prime Lease”), pursuant to which Landlord has leased to Tenant all of the leasable space on the fifth floor and a storage room on the first floor, containing 23,666 leasable square feet (the “Premises”), in the building known as Building 100 in the project known as Cambridge Discovery Park, Cambridge, Massachusetts;

B.                                    Landlord, Tenant and Pfizer entered into a Landlord, Tenant and Acquiror Agreement dated October 18, 2010, with respect to the Prime Lease, pursuant to which, among other things, Landlord consented to the transaction by which Tenant became a wholly-owned subsidiary of Pfizer;

C.                                    Tenant desires to sublease the Premises to Subtenant pursuant to a Sublease Agreement (the “Sublease”) dated on or about even date herewith between Tenant and Subtenant, a copy of which is Exhibit A hereto;

D.                                    Pursuant to Section 8.1 of the Prime Lease, Tenant may not sublease any portion of the Prime Premises without the written consent of Landlord, and therefore, Tenant has requested Landlord’s consent to the Sublease;

E.                                     Subtenant and Landlord desire to enter into a direct Lease, the term of which would begin immediately following expiration of the term of the Prime Lease; (the “New Direct Lease”);

F.                                      Tenant is unwilling to agree to a Sublease term, the duration of which would end concurrently with expiration of the Prime Lease, unless Landlord enters into this Agreement; and

G.                                    The parties desire to enter into this Agreement to provide for Landlord’s consent to the Sublease and terms and conditions applicable to such consent.

Statement of Agreement

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Consent by Landlord. Landlord consents to the Sublease, on and subject to the terms and conditions of this Agreement. Such consent applies only to the Sublease, and not to any further sublease of all or any portion of the Prime Premises or to any assignment of the Prime Lease or the Sublease. Subtenant shall not assign the Sublease or further sublease all or any portion of the Premises without the prior written consent of Landlord, which shall be subject to the same conditions as are set forth in Section 8.1 of the Prime Lease. Landlord waives all rights to terminate the Prime Lease pursuant to Section 8. 1(d) of the Prime Lease as a result of the Sublease.

2.                                      Continuing Effect of Prime Lease. The Prime Lease remains in full force and effect and unchanged in any respect, except as provided in this Agreement.

3.                                      Representations Regarding Sublease; Amendments. Tenant and Subtenant represent and warrant to Landlord that a true, correct and complete copy of the Sublease is attached as Exhibit A hereto, and that the Sublease constitutes the entire agreement of Tenant and Subtenant with respect to the sublease of the Premises by Tenant to Subtenant. The Sublease will not be modified or amended without the prior written consent of Landlord, which Landlord will not unreasonably withhold, condition or delay.

4.                                      Priority of Prime Lease The Prime Lease is superior to the Sublease in all respects. The Sublease imposes no obligations upon Landlord, and in no event shall Landlord be deemed a party to the Sublease.

5.                                      General Obligations of Subtenant to Landlord. Subtenant agrees, for the benefit of Landlord, to comply with each and every covenant, agreement and condition on the part of Tenant to be performed under the Prime Lease with respect to the Premises, other than the obligation to pay rent and those provisions of the obligations in respect of the security deposit under the Prime Lease that are explicitly excluded from the Sublease pursuant to the second paragraph of Section 10(a) of the Sublease.

6.                                      Surrender Obligations. As of the date of this Agreement, Tenant has vacated the Prime Premises and, in connection therewith, Tenant has decommissioned the Prime Premises and (a) furnished to Landlord and Subtenant that certain “Divestiture Environmental Site Assessment”, dated November 15, 2011, prepared by Environmental Resources Management (ERM) with respect to the decommissioning of the Premises and (b) submitted to the Radiation Control Program of the Department of Public Health of the Commonwealth of Massachusetts a request for termination of Materials License No. 55-0255 with supporting documents and (c) obtained from the Radiation Control Program of the Department of Public Health of the Commonwealth of Massachusetts an Amendment No. 04 dated October 19, 2011 terminating License No. 55-0558 (collectively, the “Decommissioning Report Materials”). On the basis of the Decommissioning Report Materials and Landlord’s inspection of the Premises, (i) Landlord acknowledges that, as of the date of this Agreement, the Prime Premises are in a condition that would satisfy Tenant’s surrender obligations under Section 7.4 of the Prime Lease.

7.                                      In consideration, among other things, of Tenant’s agreement to a Sublease term, the duration of which would end concurrently with expiration of the Prime Lease, and in recognition of the fact that the contemplated direct lease between Landlord and Subtenant makes impractical any restoration, decommissioning and surrender of possession by Tenant, Landlord agrees, for the benefit of Tenant, as follows:

(1)                                 Tenant has fully complied with any and all requirements of the Prime Lease regarding restoration, decommissioning, surrender of possession and delivery at the end of the Lease Term of the Prime Premises and Tenant shall not be obligated to perform any of such obligations after the date of this Agreement and, subject to the foregoing, Tenant shall remain responsible directly to Landlord only for compliance with those obligations of Tenant under Section 7.4 of the Prime Lease requiring Tenant to maintain the Prime Premises in good repair, condition and appearance, subject to damage by fire or other casualty;

(2)                                 From and after the date of this Agreement, Tenant shall not be responsible for and shall be released from performing any restoration, removals or other alterations in or to the Prime Premises or the Building, including, without limitation, the removal of all or any portions of any alterations, fixtures and improvements;

(3)                                 Tenant shall not be responsible for and shall be released from any and all liability arising out of any failure by Subtenant to vacate the Premises at the end of the Lease Term of the Prime Lease and for any failure by Subtenant to satisfy any removal, restoration, decommissioning or other requirement relating to surrender of the Prime Premises, any such failure shall not be deemed a holdover by Tenant as Tenant under the Prime Lease and Landlord shall look solely to Subtenant for the performance of such obligations under the Prime Lease;

(4)                                 Tenant’s only remaining payment obligations under the Prime Lease shall be payment of the following in accordance with the terms and conditions of the Prime Lease:  Base Rent and the following items of Additional Rent under the Prime Lease:  (a) Tenant’s Project Share under the Prime Lease of (i) Project Taxes, (ii) Project Insurance Costs and (iii) Project Operating Costs and of (b) Tenant’s Building Share of (i) Building Taxes, (ii) Building Insurance Costs and (iii) Building Operating Costs and (c) Tenant’s Utility Costs and of (d) the costs of incurred by Landlord to maintain the Prime Premises in good repair, condition and appearance to the extent not performed by Subtenant or Tenant as required by the Prime Lease and this Agreement, which obligations shall continue, subject, however, to the conditions set forth above; and

(5)                                 Landlord agrees, for the benefit of Tenant and Pfizer, that the obligations of Tenant for the performance of any obligations (other than the elements of rent described in paragraph (4) above) under the Prime Lease accruing from and after the date of this Agreement, shall be limited to the amount of the security deposit under the Prime Lease.

8.                                      Improvements by Subtenant. Pursuant to the New Direct Lease, Landlord is permitting Subtenant to make those alterations and improvements to the Premises during the term of the Sublease (and prior to commencement of the term of the New Direct Lease) shown on Exhibit B attached hereto, on and subject to the terms and conditions of the New Direct Lease. Tenant and Pfizer acknowledge and agree that Subtenant may make such alterations and improvements to the Premises during the term of the Sublease.

9.                                      Remaining Allowance. Pursuant to the Second Amendment, Landlord has agreed to provide to Tenant an allowance equal to the remaining balance of $26,217 (the “Expansion

Allowance”) to pay costs of tenant improvements to the portion of the Premises that was added to the Premises by the Second Amendment (the “Expansion Space”) and which Subtenant intends to make, and which Landlord has approved pursuant to the New Direct Lease, which will follow immediately after the expiration or earlier termination of the Sublease. Landlord agrees to make the Expansion Allowance available to Tenant for the purpose of applying toward an allowance to be provided by Tenant to Subtenant under the Sublease to pay costs of tenant improvements to the Expansion Space. At the request of Tenant, Landlord shall disburse the Expansion Allowance directly to or for the benefit of Subtenant to pay costs of tenant improvements to the Expansion Space, with such disbursements to be subject to the conditions set forth in Section 2 of the Second Amendment to the Prime Lease.

10.                               Insurance. Landlord (and its designees) shall be a named as an additional insured under Subtenant’s insurance policies with respect to the Premises and shall receive certificates evidencing such insurance upon execution hereof and thereafter upon five days’ written request, which insurance shall not be cancelable on less than 30 days’ prior written notice to Landlord (to the extent that such a provision is then generally available in insurance policies). Subtenant shall comply with the insurance requirements of the Prime Lease with respect to the Premises; provided that this Section shall not operate to relieve or modify Tenant’s obligations under the Prime Lease.

11.                               Release;  Indemnification. Subtenant releases Landlord (and any and all persons claiming by, through or under Landlord) from any liability for any loss or damage of any kind or for any injury to or death of persons or damage to property of Subtenant or any other person from any cause whatsoever by reason of the use, occupancy or enjoyment of the Premises by Subtenant or any person therein or holding under Subtenant. Subtenant shall exonerate, defend, indemnify, save and hold harmless Landlord (and any and all persons claiming by, through or under Landlord) from and against all claims, actions, proceedings, demands, defenses thereof, damages, costs and expenses and liability of any kind or nature whatsoever, including, without limitation, reasonable attorneys’ fees, direct and indirect damages and consequential damages arising from:  (i) any such real or claimed loss or damage or liability; (ii) any breach of the Sublease or this Agreement by Subtenant or those for whom Subtenant is responsible; and (iii) all liens, claims and demands occurring in, or at the Premises, or arising out of the use, occupancy or enjoyment of the Premises, or any repairs or alterations which may be made to the Premises, or occasioned in whole or in part by any act, omission, or negligence of Subtenant, its agents, contractors, licensees, servants, employees, or invitees of Subtenant or Subtenant’s contractors or licensees, or persons coming into the Premises for the purpose of visiting or dealing with any one or more of the foregoing, or arising from any accident, injury or damage occurring outside of the Premises but in, on or about the Landlord’s property due to the negligence or willful misconduct of Subtenant or Subtenant’s contractors or licensees, or persons coming into the Premises for the purpose of visiting or dealing with any one or more of the foregoing (except that to the extent required by applicable Massachusetts law, the foregoing shall not apply to Landlord’s negligent acts or omissions). The above provisions of this Section shall not operate to release (a) Tenant from any liabilities or obligations which Tenant might have to Subtenant under the Sublease or otherwise, (b) Landlord from any liabilities or obligations which Landlord might have to Tenant under the Prime Lease or otherwise, or (c) Landlord from any liabilities to Subtenant for Landlord’s intentional torts.

12.                               Estoppel Certificates. Tenant and Subtenant shall, from time to time, upon not less than ten business days’ prior written request by Landlord, execute, acknowledge and deliver to Landlord and/or other third parties designated by Landlord a statement in writing addressed to such party as Landlord shall designate in its notice to Tenant and/or Subtenant, certifying that the Sublease is unmodified and in full force and effect and that Subtenant has no defenses, offsets or counterclaims against its obligations to pay the rent and to perform its other covenants under the Sublease (or, if there have been any permitted modifications thereunder, that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims or defaults, setting them forth in reasonable detail), the dates to which rent has been paid, a statement that Tenant and/or Subtenant is not in default under the Sublease (or if in default, the nature of such default, in reasonable detail), and any additional factual information reasonably requested by Landlord. Any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee.

13.                               Notices. Each of Tenant and Subtenant shall, simultaneously upon the mailing of any default notice to the other under the Sublease, give a copy of the same to Landlord in accordance with Section 13.4 of the Prime Lease. For purpose of notices under this Agreement, the address of Subtenant shall be as follows (subject to change of address in accordance with Section 13.4 of the Prime Lease):

Genocea Biosciences, Inc.

100 Discovery Park, 5th Floor

Cambridge, MA 02140

Attn:  Robert E. Farrell. Jr.. CPA

With a copy to:

David L. Wiener

Anderson & Kreiger LLP

One Canal Park

Cambridge, MA 02141

14.                               Reimbursement of Costs. Tenant shall be responsible for paying all Landlord’s reasonable costs and expenses including attorneys’ fees (not to exceed $3,000), in connection with drafting and executing this Agreement and reviewing the Sublease, and all such amounts shall be paid by Tenant as a condition to execution of this Agreement by Landlord

15.                               Binding Effect. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

16.                               Entire Agreement. This Agreement, together with the Prime Lease and the Sublease, constitutes the entire agreement among the parties regarding the subject matter hereof.

This Agreement shall not be modified or amended other than by an instrument in writing signed by all parties.

17.                               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

18.                               Counterparts. This Agreement may be signed in multiple counterpart originals, which counterparts, when assembled with the signatures of all parties, shall constitute one document.

[signatures on following page]

Executed as a sealed instrument as of the date first written above.

TBCI, LLC, as Trustee of 100 Discovery Park Realty Trust

By:
Name:
Title:

FOLDRX PHARMACEUTICALS, INC.

By:
Name:
Title:

PFIZER INC.

By:
Name:
Title:

GENOCEA BIOSCIENCES, INC.

By:
Name:
Title:

EXHIBIT A

(Copy of Sublease)

Attached.

EXHIBIT B

(Subtenant’s Plans)

Attached.

Schedule 32

Copy of the Overlease

A copy of the Overlease is attached hereto

LEASE

OF PREMISES AT CAMBRIDGE DISCOVERY PARK

CAMBRIDGE, MASSACHUSETTS

FROM

BHX, LLC, AS TRUSTEE OF 100 DISCOVERY PARK REALTY TRUST

TO

FOLDRX PHARMACEUTICALS, INC.

Exhibits:

A - 1	Property Description (Project)
A - 2	Property Description (Parcel 100)
B	Site Plan
C	Building Floor Plan
C - 1	Locations of Water Neutralizer and Emergency Generator
D	Rules and Regulations
E	Form of Letter of Credit
F	Subordination, Non-Disturbance and Attornment Agreement with The Union Labor Life Insurance Company
G	Subordination, Non-Disturbance and Attornment Agreement with BHX, LLC, as Trustee of Acorn Park Holdings Realty Trust
H	Secretary’s Certificate

SUMMARY OF BASIC TERMS

LEASE

OF PREMISES AT CAMBRIDGE DISCOVERY PARK,
CAMBRIDGE, MASSACHUSETTS

TO

FOLDRX PHARMACEUTICALS, INC.

DATED AS OF SEPTEMBER 18, 2006

The following is a summary of certain basic terms of this Lease which is intended for the convenience and reference of the parties. Capitalized terms used, but not defined, in this Summary of Basic Terms, have their defined meanings in this Lease. In addition, some of the following items or terms are incorporated into this Lease by reference to the item or term or to this “Summary of Basic Terms”.

1.                                      Landlord:  BHX, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust.

2.                                      Tenant:  FoldRx Pharmaceuticals, Inc., a Delaware corporation.

3A.                             Premises:  That portion of the fifth floor of the Building depicted as the Premises on Exhibit C. The Building and the Other Buildings which are currently part of the Project are depicted on Exhibit B.

3B.                             Building:  The six-floor building identified as Building 100 on Exhibit B.

3C.                             Project:  The land described in Exhibit A-1 and depicted on Exhibit B (the “Land”), together with the Building, the Other Buildings and any other improvements now or hereafter thereon, now commonly known as Cambridge Discovery Park, Cambridge, Massachusetts, together with other areas used from time to time for parking for the Buildings. The fee simple interest in the Land is owned by BHX, LLC, as Trustee of Acorn Park Holdings Realty Trust, a Massachusetts nominee trust (“Ground Lessor”).  Ground Lessor has submitted the entire Project to a Declaration of Easements, Covenants, Conditions and Restrictions for Cambridge Discovery Park (the “Declaration”) dated March 22, 2005, recorded with the Middlesex South District Registry of Deeds in Book 44910 Page 58 and filed with the Middlesex South Registry District of the Land Court as Document No. 1369429. Ground Lessor has leased the portion of the Land on which the Building is situated, being more particularly described in Exhibit A-2 (“Parcel 100”), subject to and with the benefit of the Declaration, to Landlord pursuant to a Ground Lease dated March 22, 2005 by Ground Lessor and Landlord, notice of which is recorded with the Middlesex South District Registry of Deeds in Book 44910, Page 119 and filed with the Middlesex South Registry District of the Land Court as Document No. 01369427. Ground Lessor has leased all of the Land other than Parcel 100 (the “Residual Parcel”), subject to and with the benefit of the Declaration, to BHX, LLC, as Trustee of Acorn Park I Realty Trust (“Residual Landlord”), pursuant to a Ground Lease dated November 17, 2000, notice of which is recorded with the Middlesex South District Registry of Deeds in Book 32042, Page 546 and filed with the Middlesex South Registry District of the Land Court as Document No. 1155608, as amended (the “Residual Ground Lease”). As contemplated by Section 2.2 of the Declaration, Residual Landlord may from time to time create one or more additional parcels (each, an “Additional Parcel”) out of the Residual Parcel by (i) amending the Residual Ground Lease to release the subject Additional Parcel, and (ii) causing Ground Lessor to ground lease the subject Additional Parcel to Residual Landlord’s nominee (each an “Additional Landlord”). Residual Landlord and each Additional Landlord are collectively called “Other Landlords”).

3D.                             Leasable Square Footage of the Premises:  (which includes a proportionate share of the Floor Area of the Common Areas of the Building, as provided for in this Lease):  An agreed upon 16,070 square feet.

3E.                              Leasable Square Footage of the Building:  An agreed upon 129,117 square feet.

3F.                               Leasable Square Footage of the Project:  An agreed upon 397,349 square feet, consisting of (i) an agreed upon 129,117 square feet in the Building, and (ii) an agreed upon 268,232 square feet in the Other Buildings.  The Leasable Square Footage of the Project may change from time to time as Other Buildings are altered or demolished and as additional Other Buildings are constructed.

4A.                             Tenant Improvements Work:  Tenant shall perform the Tenant Improvements Work as set forth in Section 3.1.

4B.                             Tenant Improvements Allowance:  Landlord shall provide Tenant an allowance for the payment of Tenant Improvements Costs (the “Tenant Improvements Allowance”) equal to $135.00 per square foot multiplied by the Leasable Square Footage of the Premises ($2,169,450.00).  All Tenant Improvements Costs in excess of the Tenant Improvements Allowance shall be paid for by Tenant.  If Tenant requests within seven days after the date of this Lease, the Tenant Improvements Allowance shall be increased by up to $15.00 per square foot multiplied by the Leasable Square Footage of the Premises (up to $241,050.00); provided, however, that the aggregate amount of any such increase in the Tenant Improvements Allowance (the “Excess Tenant Improvements Allowance”) shall be repaid by Tenant to Landlord by increasing the monthly installments of Base Rent by an amount which would fully amortize the Excess Tenant Improvements Allowance, with interest at the rate of twelve and one-half percent (12.5%) per annum (including capitalized interest on the Excess Tenant Improvements Allowance from disbursement until commencement of amortization), in equal consecutive monthly installments of principal and interest over the Initial Term, commencing with the Rent Commencement Date.

5A.                             Lease Term:  From the Commencement Date until the end of the seventh Lease Year (February 28, 2014), subject to early termination in accordance with Section 2.4(b) and Section 2.4(c) and subject to extension in accordance with Section 2.4(d).

5B.                             Commencement Date:  January 15, 2007.

5C.                             Rent Commencement Date:  March 1, 2007, subject to extension by one day for each day of delay by Landlord in approving the Tenant Improvements Plans beyond the time provided in Section 3.1(a) or in delivering possession of the Premises as required by Section 3.1(d).

5D.                             Early Termination:  Tenant shall have the right to terminate the Lease Term as of the end of the fifth Lease Year in accordance with Section 2.4(b). Landlord shall have the right to terminate the Lease Term as of the end of the fifth Lease Year in accordance with Section 2.4(c).

5E.                              Right of Extension:  Tenant shall have the right to extend the Lease Term for one term of five (5) years in accordance with Section 2.4(d).

6.                                      Permitted Use:  Subject to applicable Legal Requirements, the Premises may be used for general office, vivarium and laboratory purposes only and for no other purpose.

7.                                      Security Deposit:  $               in the form of cash or letter of credit, subject to reduction as provided in Section 2.5(c).

8.                                      Tenant’s Parking Allocation:  2 parking spaces per 1,000 leasable square feet of the Premises (32 parking spaces).

9.                                      Base Rent:  Base Rent shall not be charged for the portion of the initial Term from the Commencement Date until the Rent Commencement Date. From the Rent Commencement Date through the end of the Initial Term, Base Rent shall be as follows:

PERIOD	ANNUAL RATE	MONTHLY RATE	PSF RATE
First through third Lease Years

Fourth through seventh Lease Years

If the Tenant Improvements Allowance includes any Excess Tenant Improvements Allowance, the monthly installments of Base Rent shall be increased by reason of the Excess Tenant Improvements Allowance as provided in item 4B of the Summary of Basic Terms. The Base Rent during each Extension Term will be determined in accordance with Section 4.1(b).

10A                         Additional Rent:  (a) Tenant’s Project Share of (i) Project Taxes, (ii) Project Insurance Costs and (iii) Project Operating Costs, (b) Tenant’s Building Share of (i) Building

v

Taxes, (ii) Building Insurance Costs and (iii) Building Operating Costs, (c) Tenant’s Utility Costs, and/or (d) Other Additional Rent.

10B.                      Tenant’s Utility Costs:  Tenant shall be responsible for the payment of the costs of all utility services provided to the Premises and/or the HVAC equipment and systems exclusively serving the Premises (“Tenant’s Utility Costs”), as provided in Section 4.6.

10C.                      Other Additional Rent:  Includes all fees, charges (including parking charges), expenses, fines, assessments, interest or other sums payable by Tenant pursuant to this Lease other than (a) Tenant’s Project Share of (i) Project Taxes, (ii) Project Insurance Costs and (iii) Project Operating Costs, (b) Tenant’s Building Share of (i) Building Taxes, (ii) Building Insurance Costs and (iii) Building Operating Costs and (c) Tenant’s Utility Costs due under this Lease.

11.                               Utilities:  To be separately metered or submetered to the Premises at Landlord’s expense before the Commencement Date.

12.                               Brokers:  The Bulfinch Companies, Inc., having an office at First Needham Place, 250 First Avenue, Suite 200, Needham, MA 02494-2805, and Richards Barry Joyce & Partners, having an office at 53 State Street, Boston, MA 02109.

13A.                      Tenant’s Address For Notices, Telephone Number, Fax Number and Taxpayer Identification No.:

Prior to Commencement Date:

FoldRx Pharmaceuticals, Inc.

300 Technology Square, 4th Floor

Cambridge, MA 02139

Attn:  Chief Business Officer

Telephone:  (617) 252-5500; Fax:  (617) 252-5501

From and after Commencement Date:

FoldRx Pharmaceuticals, Inc.

100 Discovery Park, 5th Floor

Cambridge, MA 02140

Attn:  Chief Business Officer

Telephone:  (617) 252-5500; Fax:  (617) 252-5501

Tenant T.I.D.#53-0206027

13B.                      Landlord’s Address for Notices:

BHX, LLC, as Trustee of 100 Discovery Park Realty Trust

c/o The Bulfinch Companies, Inc.

First Needham Place

250 First Avenue, Suite 200

Needham, MA 02494

Attention:  Robert A Schlager

Telephone:  (781) 707-4000; Fax:  (781) 707-4001

with a copy to:

BHX, LLC, as Trustee of 100 Discovery Park Realty Trust

c/o The Bulfinch Companies, Inc.

First Needham Place

250 First Avenue, Suite 200

Needham, MA 02494

Attention:  Mark R. DiOrio, Esq.

Telephone:  (781) 707-4000; Fax:  (781) 707-4001

and

Vorys, Sater, Seymour and Pease LLP

Suite 2000, Atrium Two

221 E. Fourth Street

Cincinnati, OH 45202

Attn:  Charles C. Bissinger, Jr., Esq.

Telephone:  (513) 723-4000; Fax:  (513) 723-4056

LEASE

THIS LEASE (this “Lease”), made as of the 18th day of September, 2006, between BHX, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust, and FOLDRX PHARMACEUTICALS, INC., a Delaware corporation, is as follows.

W I T N E S S E T H:

ARTICLE I
CERTAIN DEFINITIONS

In addition to the words and terms defined elsewhere in this Lease, the following words and terms shall have in this Lease the meanings set forth in this Article (whether or not underscored):

“Additional Rent” has the meaning set forth in Item 10A of the Summary of Basic Terms.

“Bankruptcy Laws” means any existing or future bankruptcy, insolvency, reorganization, dissolution, liquidation or arrangement or readjustment of debt law or any similar existing or future law of any applicable jurisdiction, or any laws amendatory thereof or supplemental thereto, including, without limitation, the United States Bankruptcy Code of 1978, as amended (11 U.S.C. Section 101 et. seq.), as any or all of the foregoing may be amended or supplemented from time to time.

“Base Rent” has the meaning set forth in item 9 of the Summary of Basic Terms.

“Brokers” has the meaning set forth in item 12 of the Summary of Basic Terms.

“Building” has the meaning set forth in Item 3B of the Summary of Basic Terms.

“Building Insurance Costs” means those Insurance Costs which directly relate to, or are primarily for the benefit of, the Building, as reasonably determined by Landlord.

“Building Operating Costs” means those Operating Costs which directly relate to, or are primarily for the benefit of, the Building, as reasonably determined by Landlord.

“Building Taxes” means those Taxes attributable to the value of the Building, as reasonably determined by Landlord.

“Buildings” means, collectively, the Building and the Other Buildings.

“Business Day” means Monday through Friday, except holidays. The term “holiday” shall mean (a) the federal day of celebration of the following holidays:  New Year’s Day, President’s Day, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas and (b) the Friday after Thanksgiving.

“Commencement Date” has the meaning set forth in Item 5B of the Summary of Basic Terms.

“Common Areas” means all areas of the Project, as designated by Landlord from time to time, located inside or outside of the Buildings, which are not intended for the use of a single tenant and which are intended (a) for the non-exclusive common use of Landlord, Tenant and other tenants of portions of the Project and their respective Invitees and/or (b) to serve the Project, including but not limited to the Common Areas, as defined in the Declaration. Common Areas include, without limitation, common lobbies of multi-tenant Buildings, common restroom facilities of multi-tenant Buildings, elevators and stairwells of multi-tenant Buildings, the Food Service Area, if any, sidewalks, the Parking Areas, access drives, landscaped areas, utility rooms, storage rooms and utility lines and systems and the Common Facilities.

“Common Facilities” means those facilities, if any, located on the Project which Landlord designates from time to time as “common facilities,’’ including, but not limited to, building systems, pipes, ducts, wires, conduits, meters, HVAC equipment and systems, electrical systems and equipment, plumbing lines and facilities, and mechanical rooms.

“Declaration” has the meaning set forth in Item 3C of the Summary of Basic Terms.

“Environmental Law” means the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”), 42 U.S.C. §9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §1802 et seq., the Toxic Substances Control Act, 15 U.S.C. §2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq., the Clean Water Act, 33 U.S.C. §1321 et seq., the Clean Air Act, 42 U.S.C. §7401 et seq., the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, Chapter 21E of the Massachusetts General Laws, all regulations promulgated thereunder, and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation (including any state or local board of health rules, regulation, or code), or any common law (including common law that may impose strict liability or liability based on negligence), which may relate to or deal with human health, the environment, natural resources, or Hazardous Materials, all as may be from time to time amended or modified.

“Event of Default” any of the events listed in Section 12.1.

“Excess Tenant Improvements Allowance” has the meaning set forth in Item 4B of the Summary of Basic Terms.

“Extension Term” means (a) the period of time beginning at the end of the Initial Term and ending at 11:59 p.m. on the last day of the twelfth Lease Year.

“Floor Area” means, as of the date of determination, the floor area of the Building, Other Buildings, Common Areas or Premises, as applicable, measured from the outside face of all exterior walls and the center line of all other walls, as determined by Landlord’s Architect in accordance with a modified BOMA standard for measuring floor areas in office buildings (ANSI/BOMA Z65.1-2006).

2

“Food Service Area” means any space in any of the Buildings designated by Landlord and/or Other Landlords from time to time as a food service area for the non-exclusive common use of Tenant and other tenants of portions of the Project and their respective Invitees, rather than for the exclusive use of a single tenant or for the exclusive use of tenants of a single Building.

“Food Service Costs” means the total costs to Landlord and/or Other Landlords (net of any revenue realized by Landlord from food service operations) of providing food service in the Food Service Area, if any, including but not limited to any subsidy paid to a food service operator, all costs of operating, maintaining and repairing the Food Service Area, all costs of utility services provided to the Food Service Area, and any such costs allocated to Landlord and/or Other Landlords pursuant to the Declaration.

“GAAP” means generally accepted accounting principles, consistently applied.

“Ground Lessor” has the meaning set forth in Item 3C of the Summary of Basic Terms.

“Hazardous Materials” means, at any time, (a) any “hazardous substance” as defined in §101(14) of CERCLA (42 U.S.C. §9601(14)) or regulations promulgated thereunder; (b) any “solid waste,” “hazardous waste,” or “infectious waste,” as such terms are defined in any Environmental Law at such time; (c) asbestos, urea-formaldehyde, polychlorinated biphenyls (“PCBs”), bio-medical materials or waste, nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances which may be hazardous to human or animal health or the environment or which are listed or identified in, or regulated by, any Environmental Law; and (d) any additional substances or materials which at such time are classified or considered to be hazardous or toxic under any Environmental Law.

“Initial Term” means the period beginning at 12:01 A.M. on the Commencement Date and ending at 11:59 P.M. on the last day of the seventh Lease Year; subject, however, to early termination in accordance with Section 2.4(b) and Section 2.4(c).

“Insurance Costs” means the costs of insuring the entire Project, including without limitation the Buildings and other improvements now or hereafter situated thereon, and all operations conducted in connection therewith, with such policies, coverages and companies and in such limits as may be selected by Landlord and/or Other Landlords (and/or which may be required by their lenders), including, but not limited to, fire insurance with extended or with all-risk coverage, comprehensive public liability insurance covering personal injury, deaths and property damage with a personal injury endorsement covering false arrest, detention or imprisonment, malicious prosecution, libel and slander, and wrongful entry or eviction, rent loss or business interruption insurance, worker’s compensation insurance, plate glass insurance, contractual liability insurance, boiler insurance, and fidelity bonds.

“Invitees” means employees, workers, visitors, guests, customers, suppliers, agents, contractors, representatives, licensees and other invitees.

“Land” has the meaning set forth in Item 3C of the Summary of Basic Terms.

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“Landlord” means BHX, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust.

“Landlord’s Architect” means ADD, Inc. or any other architect or architectural firm(s) designated by Landlord.

“Leasable Square Footage” means, (a) when used with respect to the Premises, the sum of (i) the Floor Area of the Premises, plus (ii) Tenant’s Building Share of the Floor Area of the Common Areas of the Building, and (b) when used with respect any of the Buildings, the Floor Area of such of the Buildings.

“Lease Term” means the Initial Term and, if Tenant timely and properly exercises its right to extend pursuant to Section 2.4(d), the Extension Term; subject, however, to early termination in accordance with Section 2.4(b) and Section 2.4(c).

“Lease Year” means the twelve (12) month period beginning on the Rent Commencement Date and on each anniversary of the Rent Commencement Date throughout the Lease Term.

“Legal Requirements” means all applicable laws, statutes, rules, regulations and requirements of governmental authorities, including, but not limited to, zoning laws and building codes.

“Operating Costs” means all reasonable costs, expenses and disbursements of every kind and nature (except Taxes and Insurance Costs) which Landlord and/or Other Landlords shall pay or become obligated to pay in connection with operating, managing, maintaining, repairing or replacing the Project or elements thereof, all as reasonably determined by Landlord, including such costs, expenses and disbursements as are allocated to Landlord and/or Other Landlords pursuant to the Declaration. Operating Costs shall include, by way of illustration, but not be limited to:  all charges payable by Landlord and/or Other Landlords in connection with the maintenance and repair of the Project; all charges payable by Landlord and/or Other Landlords to provide janitorial service to the Project; all charges payable by Landlord and/or Other Landlords in connection with the maintenance, repair and replacement of HVAC equipment and systems; all charges payable by Landlord and/or Other Landlords to provide utility services to the Project, except to the extent excluded pursuant to clauses (f) or (g) below; all costs related to the operation of any shuttle or other transportation service between the Project and public transportation stations; all costs incurred in connection with traffic mitigation and/or compliance with the PTDM Plan for the Project and any other transportation demand management plans and/or applicable Legal Requirements in connection with traffic mitigation and/or transportation demand management; all costs related to any police details at any entrances to the Project; all costs related to removal of trash, debris, and refuse; all costs related to removal of snow and ice; all costs of pest and vermin control; all costs of providing, maintaining, repairing and replacing of paving, curbs, walkways, landscaping, planters, roofs, walls, drainage, utility lines, security systems and other equipment; all costs of painting the exterior and Common Areas of the Building; all costs of repaving, resurfacing, and restriping Parking Areas and drives; all costs of lighting, cleaning, waterproofing, repairing and maintaining Common Areas, Common Facilities and other portions of the Project; all surcharges, costs and expenses that may result from any

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Environmental Laws or other laws, rules, regulations, guidelines or orders, except to the extent excluded pursuant to clause (k) below; all costs of licenses, permits and inspection fees, except to the extent directly attributable to the space of a particular tenant or arising in connection with new improvements or alterations; all legal, accounting, inspection and consulting fees, except to the extent excluded pursuant to clauses (e) or (m) below; except to the extent excluded below, all costs of capital repairs or replacements (but not improvements) hereafter made to the Building or Common Areas, amortized over their expected useful life based upon and including a market rate of interest; all costs of wages, salaries and benefits of operating personnel engaged in managing and operating the Project, to the extent reasonably allocable to the Project, including welfare, retirement, vacations and other compensation and fringe benefits and payroll taxes; the Food Service Costs; all costs for communications devices and/or services used in managing and operating the Project, to the extent reasonably allocable to the Project; the amount of any insurance deductible paid by Landlord and/or Other Landlords in connection with an insured loss; and management fees equal to five percent (5.0%) of gross rents (which management fees may be payable to an affiliate of Landlord). However, notwithstanding the above, the following specific items shall not be included; (a) the cost of alterations to space in the Buildings leased to others; (b) debt service and ground rent payments; (c) any cost or expenditure for which Landlord and/or Other Landlords are reimbursed by insurance proceeds or eminent domain proceeds; (d) costs for which Landlord and/or Other Landlords are reimbursed under warranties provided by contractors who have warranty obligations; (e) leasing commissions, attorneys’ fees and collection costs related to negotiation and enforcement of tenant leases unless the matter involves enforcing compliance with rules and regulations or other standards or requirements for the benefit of all tenants of the Building or Project; (f) the cost of providing gas and electrical service to space leased to tenants; (g) expenses which are billed directly, or reasonably allocable exclusively, to any tenant of the Building or Project; (h) salaries and bonuses of officers and executives of Landlord and/or Other Landlords and administrative employees above the level of property manager or building supervisor and Landlord’s or Other Landlords’ general overhead; (i) the cost of any work or service performed on an extra-cost basis for any tenant of the Building or Project; (j) any cost, other than the management fee provided for above, otherwise included in Operating Costs representing an amount paid to a person or entity affiliated with Landlord and/or Other Landlords which is in excess of the amount which would have been paid on an arms-length basis in the absence of such relationship; (k) any costs necessary to cure any violation of any Legal Requirement existing as of the Commencement Date, including any violation of Environmental Laws; (l) depreciation, other than the amortization of capital repairs or replacements hereafter made as provided above; (m) costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s and/or Other Landlords’ interest in the Project; (n) all income or corporate excise taxes assessed against Landlord and/or Other Landlords; (o) costs of developing and constructing any new building at the Project or any addition to or expansion of any of the Buildings; (p) costs of renovating any Building (but not ordinary maintenance, repairs and replacements of elements of the Buildings); (q) costs of capital improvements, except to the extent required by a Legal Requirements becoming effective after the date of this Lease or made to effect future savings in Operating Costs (but, in such event, only to the extent of the savings); and (r) costs arising from Landlord’s and/or Other Landlords’ negligence or willful misconduct.

“Other Additional Rent” has the meaning set forth in Item 10C of the Summary of Basic Terms.

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“Other Buildings” means the buildings other than the Building located in the Project from time to time, including any building hereafter developed and constructed in the Project and excluding any building hereafter demolished. A building hereafter developed and constructed in the Project will be included in the Other Buildings from and after such time as a certificate of occupancy is issued for such building. A building hereafter demolished will be excluded from the Other Buildings from and after such time as such building is unoccupied and is designated for demolition by Landlord.

“Other Landlords” has the meaning set forth in Item 3C of the Summary of Basic Terms.

“Parking Areas” means those portions of the Project which may be used for parking as depicted on the Site Plan, as such areas may be changed by Landlord and/or Other Landlords from time to time, excluding any parking garage now or hereafter existing under, and as a part of, any of the Other Buildings.

“Permitted Transferee” means (a) an entity controlling, controlled by or under common control with Tenant, (b) an entity which succeeds to Tenant’s business by merger, consolidation or other form of corporate reorganization, or (c) an entity which acquires all or substantially all of Tenant’s assets or stock; provided, however, that an entity may not become a Permitted Transferee through or as a part of a bankruptcy or other similar insolvency proceeding.

“Permitted Use” has the meaning set forth in Item 6 of the Summary of Basic Terms.

“Person” means any individual, partnership, joint venture, trust, limited liability company, business trust, joint stock company, unincorporated association, corporation, institution, or entity, including any governmental authority.

“Premises” has the meaning set forth in Item 3A of the Summary of Basic Terms.

“Project” has the meaning set forth in Item 3C of the Summary of Basic Terms.

“Project Insurance Costs” means all Insurance Costs other than (a) Building Insurance Costs and (b) Insurance Costs which relate solely to, or are primarily for the benefit of, any of the Other Buildings, as reasonably determined by Landlord.

“Project Operating Costs” means all Operating Costs other than (a) Building Operating Costs and (b)            Operating Costs which relate solely to, or are primarily for the benefit of, any of the Other Buildings, as reasonably determined by Landlord.

“Project Taxes” means those Taxes attributable to the value of the Land.

“Rent Commencement Date” has the meaning set forth in Item 5C of the Summary of Basic Terms.

“Rules and Regulations” means the rules and regulations promulgated by Landlord and Other Landlords with respect to the Project, a copy of which is Exhibit D hereto, as the same may be modified by Landlord and Other Landlords from time to time upon notice to Tenant.

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“Security Deposit” has the meaning set forth in Item 7 of the Summary of Basic Terms.

“Site Plan” means the site plan attached hereto as Exhibit B which depicts the approximate size and layout of the Land, the existing Buildings, the Building and the existing Parking Areas.

“Summary of Basic Terms” means the Summary of Basic Terms which is affixed to this Lease immediately after the table of contents of this Lease.

“Tax Fiscal Year” shall mean July 1 through June 30 next following, or such other tax period as may be established by law for the payment of Taxes.

“Taxes” shall mean (a) all taxes, assessments, betterments, water or sewer entrance fees and charges including general, special, ordinary and extraordinary, or any other charges (including charges for the use of municipal services if billed separately from other taxes), levied, assessed or imposed at any time by any governmental authority upon or against the Land, the Buildings, or the fixtures, signs and other improvements thereon then comprising the Project and (b) all attorneys’ fees, appraisal fees and other fees, charges, costs and/or expenses incurred in connection with any proceedings related to the amount of the Taxes, the tax classification and/or the assessed value of the Project. This definition of Taxes is based upon the present system of real estate taxation in the Commonwealth of Massachusetts; if taxes upon rentals or any other basis shall be substituted, in whole or in part, for the present ad valorem real estate taxes, the term “Taxes” shall be deemed changed to the extent to which there is such a substitution for the present ad valorem real estate taxes. For purposes of this definition of Taxes, if assessments may be paid in installments, only the current installments of such assessments shall be included in Taxes.

“Tenant” means FoldRx Pharmaceuticals, Inc., a Delaware corporation, its permitted successors and permitted assigns.

“Tenant Improvements Allowance” has the meaning set forth in Item 4B of the Summary of Basic Terms.

“Tenant Improvements Costs” means all costs of designing and performing the Tenant Improvements Work, including but not limited to a $50,000 fee payable to Landlord to compensate Landlord for its time and expenses in connection with the inspection and review of the Tenant Improvements Work as provided in Section 3.1(b).

“Tenant Improvements Plans” means the plans and specifications for the Tenant Improvements Work, to be prepared and adopted as provided in Section 3.1(a), as the same may be modified from time to time pursuant to the terms of this Lease. Such plans may include plans for installing such information and telecommunications lines as Tenant reasonably requires for its use of the Premises.

“Tenant Improvements Work” means the work to be performed by Tenant pursuant to the Tenant Improvements Plans.

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“Tenant’s Building Share” means the amount (expressed as a percentage) equal to (a) the Leasable Square Footage of the Premises divided by (b) the Leasable Square Footage of the Building. The percentage determined by the preceding sentence shall be rounded upward to the nearest one-tenth of one percent (0.1%). Initially, Tenant’s Building Share shall be 12.5% (16,070/129,117). Tenant’s Building Share shall be recalculated at any time at which the Leasable Square Footage of either the Premises or the Building is changed.

“Tenant’s Project Share” means the amount (expressed as a percentage) equal to (a) the Leasable Square Footage of the Premises divided by (b) the Leasable Square Footage of the Buildings; provided, however, that for purposes of determining Tenant’s Project Share of the Food Service Costs, Tenant’s Project Share means the amount (expressed as a percentage) equal to (i) the Floor Area of the Premises divided by (ii) the Floor Area of all leased and occupied space in the Buildings. The percentage determined by the preceding sentence shall be rounded upward to the nearest one-tenth of one percent (0.1%). Initially, Tenant’s Project Share (other than with respect to Food Service Costs) shall be 4.1% (16,070/397,349). Tenant’s Project Share shall be recalculated at any time at which the Leasable Square Footage of either the Premises or the Buildings is changed, and Tenant’s Project Share with respect to Food Service Costs shall be recalculated upon each change in the level of occupancy of the Buildings.

“Tenant’s Share” means, as applicable, Tenant’s Building Share or Tenant’s Project Share.

“Tenant’s Utility Costs” has the meaning set forth in Item 10B of the Summary of Basic Terms.

ARTICLE II
LEASE OF PREMISES

Section 2.1            Lease Of The Premises.  Landlord does hereby lease the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, upon and subject to the terms and provisions of this Lease and all zoning ordinances, and easements, restrictions, and conditions of record. Tenant shall have the right, appurtenant to the Premises, to install, as part of the Tenant Improvements Work, a water neutralizer and an emergency generator serving the Premises at the locations Identified in Exhibit C-1, and to use such water neutralizer and emergency generator for their intended purposes.

Section 2.2            Common Rights.  The Premises are leased subject to, and with the benefit of, the non-exclusive right to use in common with others at any time entitled thereto the Common Areas and Common Facilities for all such purposes as such areas may be reasonably designated, but only in connection with lawful business in the Building and in accordance with the Rules and Regulations. Landlord and/or Other Landlords shall have the right from time to time to designate or change the number, locations, size or configuration of the Buildings, including, without limitation, the Common Areas, exits and entrances, and to modify or replace the Common Facilities, and to permit expansion and new construction therein, provided that the same would not have a material adverse effect on Tenant’s use and enjoyment of the Premises. Tenant shall not have the right to use those portions of the Common Areas designated from time to time by Landlord and/or Other Landlords as for the exclusive use of one or more other tenants,

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provided that Landlord shall not, and shall not permit any Other Landlords to, make such a designation as would materially adversely affect Tenant’s use and enjoyment of the Premises. Landlord may, but shall not be required to, provide or share in Amenity Facilities (as defined in the Declaration) as Common Areas within the Project from time to time. Prior to providing or accepting any Amenity Facility, other than the existing Food Service Area, as a Common Area, Landlord will consult with Tenant, but Landlord may provide or accept any such Amenity Facility in the exercise of Landlord’s discretion.

Section 2.3            Parking. Subject to the Rules and Regulations, Tenant’s Invitees are authorized to use 2 parking spaces in the Parking Areas per 1,000 leasable square feet of the Premises. There shall be no charge to Tenant for the use of surface parking spaces (“Surface Spaces”) in the Parking Areas. For the use of parking spaces in any garage/structured parking facility (“Structured Spaces”) now or hereafter included in the Parking Areas, (a) there shall be no charge for the first thirty (30) months after the Commencement Date, and (b) after the first thirty (30) months after the Commencement Date, Tenant shall pay to or at the direction of Landlord a monthly parking charge, in addition to Base Rent, for each Structured Space based on the fair market charge for similar spaces in the market area of the Project, as determined and adjusted by Landlord and/or Other Landlords from time to time in their reasonable discretion. Upon request, Landlord shall provide Tenant with such market analysis or other information as was used to determine the fair market charge for Structured Spaces. At such times that the parking spaces allocated to the Building (as determined pursuant to Section 4.2(f) of the Declaration) include both Surface Spaces and Structured Spaces, the proportion of Tenant’s parking spaces that will be Structured Spaces shall not exceed the proportion of the parking spaces allocated to the Building that are Structured Spaces. Tenant shall not (i) permit any of Tenant’s Invitees (other than visitors) to park in spaces designated as ‘‘visitor” spaces, (ii) permit any of Tenant’s invitees to park in spaces designated as “reserved” spaces (unless reserved for Tenant), (iii) permit the total number of passenger automobiles parked in the Parking Areas by Tenant’s Invitees, at any time, to exceed 2 per 1,000 square feet of the Premises, and (iv) except for delivery trucks using designated loading and unloading facilities, permit any of Tenant’s Invitees to park any vehicle on the Project other than passenger automobiles. Landlord and/or Other Landlords may, from time to time, designate one or more spaces in the Parking Areas as reserved for the exclusive use of one or more of the tenants of the Project and/or for Landlord’s and/or Other Landlords’ Invitees, so long as Landlord causes to be available to Tenant the parking required by this Section.

Section 2.4            Lease Term;  Early Termination;  Extension Term.

(a)           The Lease Term shall commence at 12:01 A.M. on the Commencement Date and shall end at 11:59 P.M. on the last day of the Initial Term, subject to Tenant’s right to early termination pursuant to Section 2.4(b), Landlord’s right to early termination pursuant to Section 2.4(c), and Tenant’s right to extend pursuant to Section 2.4(d).

(b)           Tenant has the option, exercisable by written notice given to Landlord, together with payment of the early termination fee provided for below, not later than the end of the fourth Lease Year, to terminate the Lease Term as of the end of the fifth Lease Year.  In order to exercise such early termination option, Tenant’s notice of exercise must be accompanied by an early termination fee equal to the unamortized portion of the Leasing Costs (as defined below),

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as of the end of the fifth Lease Year, determined by (x) amortizing the Leasing Costs (excluding any Excess Tenant Improvements Allowance), with interest at the rate of 9% per annum, in equal monthly payments of principal and interest over the period from the Rent Commencement Date to the end of the seventh Lease Year, and (y) including the then unamortized Excess Tenant Improvements Allowance.  As used herein, “Leasing Costs” means the sum of (i) the principal amount of the Tenant Improvements Allowance provided by Landlord to Tenant (including the Excess Tenant Improvements Allowance, if any), (ii) the brokerage fees paid by Landlord to Brokers for this Lease, and (iii) attorneys’ fees and other out-of-pocket costs incurred by Landlord in negotiating and entering into this Lease. At the request of Tenant at any time after all Leasing Costs are paid by Landlord, Landlord will provide to Tenant an accounting of the Leasing Costs and of the early termination fee.

(c)           Landlord has the option, exercisable by written notice given to Tenant not later than the end of the fourth Lease Year, to terminate the Lease Term as of the end of the fifth Lease Year. Neither Landlord nor Tenant shall be required to pay an early termination fee upon a termination by Landlord pursuant to this Section 2.4(c).

(d)           Provided an Event of Default does not then exist and neither Tenant nor Landlord has exercised its early termination option pursuant to Section 2.4(b) or Section 2.4(c), Tenant shall have the right to extend the Lease Term for one period of five (5) years by giving Landlord written notice specifying such extension, which notice must be received by Landlord not more than eighteen (18) months nor less than twelve (12) months prior to the expiration date of the Initial Term. If such extension becomes effective, the Lease Term shall be automatically extended upon the same terms and conditions except that (i) Base Rent shall be payable for such Extension Term as set forth in Section 4.1(b), (ii) there shall be no further right to extend or renew beyond the Extension Term, and (iii) there shall be no early termination option.

Section 2.5            Security Deposit

(a)           Simultaneously with the execution and delivery of this Lease, Tenant shall deliver to Landlord the Security Deposit, which shall be in the form of cash or a letter of credit which satisfies the conditions of Section 2.5(b) (“Letter of Credit”). Upon such delivery, Landlord shall remit to Tenant the lesser of (i) the actual cost paid by Tenant for the Letter of Credit, as supported by evidence reasonably satisfactory to Landlord, or (ii) $20,000.

(b)           If the Security Deposit is in the form of a Letter of Credit, such Letter of Credit must satisfy all of the following conditions:  (i) the Letter of Credit must be in the exact form attached hereto as Exhibit E, or in such other form as Landlord may have approved, with an expiration date not less than one (1) year after the date of the Letter of Credit; (ii) the beneficiary of the Letter of Credit must be Landlord or Landlord’s designee; (iii) the Letter of Credit must be irrevocable, unconditional and transferable one or more times without charge; and (iv) the Letter of Credit must by issued by Silicon Valley Bank or another bank reasonably satisfactory to Landlord. If, at any time, the issuer of the Letter of Credit gives notice of its election not to renew, extend and/or reissue the Letter of Credit, then Tenant shall, by the earlier of (A) thirty (30) days after such notice or (B) five (5) Business Days prior to the expiration of the term of the Letter of Credit, deliver to Landlord (1) a replacement Letter of Credit satisfying all of the above conditions or (2) cash in the full amount of the expiring Letter of Credit; and if Tenant fails to

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timely deliver to Landlord a replacement Letter of Credit as provided above or cash in the full amount of the expiring Letter of Credit, such failure shall constitute an Event of Default and, in addition to any other rights which Landlord might have by reason of such Event of Default, Landlord may draw on the Letter of Credit and hold the proceeds of such drawing as the Security Deposit. If (x) any proceedings under the Bankruptcy Code, receivership or any insolvency law are instituted with the issuer of the Letter of Credit as debtor or (y) the bank issuing the Letter of Credit is taken over by the Federal Deposit Insurance Corporation, the Resolution Trust Corporation or a similar entity, then Landlord may draw on the Letter of Credit and hold the proceeds of such drawing as part of the Security Deposit, unless Tenant either provides cash in lieu of the Letter of Credit or provides a new Letter of Credit issued by a bank reasonably satisfactory to Landlord.

(c)           The amount of the Security Deposit shall be subject to reduction as provided in this Section 2.5(c).  The initial amount of the Security Deposit upon execution and delivery of this Lease shall be $2,100,000. At such time, if any, on or after the date of this Lease as Tenant receives an additional equity investment representing cash on its balance sheet of not less than and provides to Landlord evidence of such equity investment reasonably satisfactory to Landlord, provided that there does not then exist an Event of Default or fact or circumstance which, with the passage of time, the giving of notice or both, could become an Event of Default, and provided further that Tenant has then paid to Landlord the first monthly installment of Base Rent in the amount of $         the amount of the Security Deposit shall be reduced to $         (such reduction being called the “First Reduction”).  As of the date which is thirty (30) months after the Commencement Date, provided that Landlord has previously qualified for the First Reduction and there does not then exist an Event of Default or fact or circumstance which, with the passage of time, the giving of notice or both, could become an Event of Default, the amount of the Security Deposit shall be reduced from $         to $         (such reduction being called the “Second Reduction”). As of the date which is forty-two (42) months after the Commencement Date, provided that Landlord has previously qualified for the First Reduction and the Second Reduction and there does not then exist an Event of Default or fact or circumstance which, with the passage of time, the giving of notice or both, could become an Event of Default, the amount of the Security Deposit shall be reduced from $         to $        .  If, upon any reduction in the amount of the Security Deposit as provided above, the Security Deposit is then in the form of a Letter of Credit, then such reduction in the amount of the Security Deposit shall be accomplished by Tenant causing the Issuing bank to issue (i) a replacement Letter of Credit in an amount reflecting the reduced amount of the Security Deposit, whereupon Landlord shall return the replaced Letter of Credit to the issuing bank, or (ii) an amendment of the Letter of Credit reflecting the reduced amount of the Security Deposit.

(d)           The Security Deposit is security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease and is not an advance payment of rent.  If an Event of Default occurs, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for payment of any Base Rent, Additional Rent, or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of the occurrence of an Event of Default, including, but not limited to, any damage or deficiency accrued before or after summary proceedings or other re-entry by Landlord, including the costs of such proceeding or re-entry and further including, without limitation, reasonable attorney’s fees. Landlord shall always have the right to apply the

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Security Deposit, or any part thereof, as aforesaid, without prejudice to any other remedy or remedies, which Landlord may have, or Landlord may pursue any other such remedy or remedies in lieu of applying the Security Deposit or any part thereof. No interest shall be payable on the Security Deposit and Landlord shall have the right to commingle the Security Deposit with other funds of Landlord, but Landlord shall keep the Security Deposit free from the claims of Landlord’s creditors.  If Landlord shall apply the Security Deposit in whole or in part, Tenant shall within ten (10) days after demand pay to Landlord the amount so applied to restore the Security Deposit to its original amount.  Because elements of Additional Rent may be subject to annual reconciliation based on actual amounts determined to be due, in addition to the other rights provided herein to Landlord regarding the Security Deposit, Landlord shall have the right, in its discretion, upon the end of the Lease and delivery of the Premises in accordance with the terms hereof, to hold a portion of the Security Deposit equal to no more than twenty percent (20%) of any estimated amounts previously payable by Tenant in respect of Additional Rent for the preceding Lease Year until completion of such reconciliation (but in no event more than ninety (90) days after expiration of the Lease Term), at which time Landlord has the right to deduct any amounts then determined to be due from the remaining Security Deposit and return any balance of the Security Deposit to Tenant; provided, however, that Landlord may not withhold from the Security Deposit an amount greater than the amount which Landlord reasonably estimates will be owing by Tenant upon completion of such reconciliation. If the remaining Security Deposit is not sufficient to pay Tenant’s obligations hereunder, Tenant shall pay the same within thirty (30) days of billing from Landlord.  In the event of a sale or other transfer of the Project, or leasing of the entire Project including the Premises subject to Tenant’s tenancy hereunder, Landlord shall transfer the Security Deposit then remaining at no additional cost to Tenant to the vendee or lessee, such vendee or lessee shall thereupon become entitled to the rights and subject to the obligations of the landlord under this Lease (including the obligations with respect to the Security Deposit), and Landlord shall thereupon be released from all liability for the return of such Security Deposit to Tenant. In such event, Landlord shall cause the transferee of the Security Deposit to issue a written acknowledgement of receipt thereof and Tenant agrees after receipt of such notice to look solely to the new landlord for the return of the Security Deposit then remaining. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Section 2.6            Lease Amendment.  If, pursuant to Sections 2.4, 2.7, 8.1 or 11.1 or any other provision of this Lease, there results a change in any of the terms or amounts in the Summary of Basic Terms (including, without limitation, the Leasable Square Footage of the Premises, the Leasable Square Footage of the Building, the Leasable Square Footage of the Project, the Tenant Improvements Allowance, the Excess Tenant Improvements Allowance (if applicable), the Base Rent, Tenant’s Building Share or Tenant’s Project Share) then in effect, Landlord and Tenant will promptly execute a written amendment to, and restatement of, the Summary of Basic Terms, substituting the changed (or confirmed) terms and recomputed amounts in lieu of each of the applicable terms and amounts then in effect which have been changed. As of the effective date of the amendment to the Summary of Basic Terms, the changed terms (and recomputed amounts) will be effective for all purposes of this Lease, and the amended and restated Summary of Basic Terms will be a part of, and incorporated into, this Lease.

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Section 2.7            Right of First Opportunity.

(a)           Grant of Right.  The leasable space on the fifth floor of the Building other than the Premises, containing approximately 7,563 leasable square feet (the “ROFO Space”), is presently unleased. Landlord shall have the free right to enter into the first lease of all portions of the ROFO Space and to renew and extend any such lease, whether such renewal or extension is provided for in such lease or accomplished by an amendment of such lease or by a new lease (each such first lease of all or any portion of the ROFO Space, including any such renewal or extension, being called a ‘‘First Lease”). However, subject to Landlord’s right to enter into each First Lease, Tenant shall have, and Landlord hereby grants to Tenant, a right of first opportunity to lease any ROFO Space when it becomes available after termination of the applicable First Lease, on and subject to the terms and conditions set forth in this Section 2.7. Other than a First Lease, Landlord will not enter into any lease of any ROFO Space with a tenant other than Tenant (a “Third-Party Lease”), unless and until Landlord has given to Tenant a Notice of Availability with respect to such ROFO Space and Tenant has failed to exercise its right to lease such ROFO Space pursuant to Section 2.7(b).

(b)           Mechanics for Exercise of Right. From time to time during the Lease Term as any ROFO Space is, becomes or is about to become available for lease after termination of the applicable First Lease, Landlord shall give written notice to Tenant (a “Notice of Availability”) specifying such ROFO Space, the date on or about which such ROFO Space is expected to become available for lease, the effective rent (including Base Rent and Additional Rent, if applicable) at which Landlord is willing to lease the ROFO Space, and such other terms which Landlord desires to specify. Tenant will not disclose to third parties, other than Tenant’s employees, consultants and other agents who have a need to know, the contents of any Notice of Availability, and Tenant shall cause all such employees, consultants or agents to respect the confidentiality of the contents thereof. Unless an Event of Default then exists, Tenant shall have the right, exercisable by written notice given by Tenant and received by Landlord within ten (10) Business Days after Landlord gives to Tenant the subject Notice of Availability, to lease all of such ROFO Space specified in the Notice of Availability on the terms specified therein.

(c)           Addition of Space to Lease. If Tenant exercises its right to lease any ROFO Space pursuant to Section 2.7(b), then, as of the date which is the later of (i) ten (10) days after Tenant’s exercise of its right to lease such ROFO Space or (ii) the date specified in the Notice of Availability, such ROFO Space shall be added to and become a part of the Premises and subject to the terms and conditions of this Lease; provided, however, that the ROFO Space shall be provided by Landlord to Tenant in “as is” condition, without any responsibility by Landlord to make any improvements or alterations to the ROFO Space, but with the HVAC, electric and plumbing systems serving the ROFO Space in good working order; and provided, further, that the terms and conditions of this Lease with respect to such ROFO Space shall be modified by the terms and conditions specified in the subject Notice of Availability. Promptly after Tenant exercises its right to lease any ROFO Space pursuant to Section 2.7(b), Landlord and Tenant shall enter into an amendment of this Lease incorporating such ROFO Space as part of the Premises and incorporating the terms specified in the subject Notice of Availability with respect to such ROFO Space.

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(d)           Lapse of Right. If, after Landlord gives Tenant a Notice of Availability with respect to any ROFO Space, Landlord does not receive Tenant’s notice of exercise pursuant to Section 2.7(b) within the time specified therein, Tenant’s right of first opportunity provided for in this Section 2.7 with respect to such ROFO Space shall lapse and terminate and Landlord shall be free to enter into a Third-Party Lease with respect to such ROFO Space; provided, however, that (i) if Landlord does not enter into a Third-Party Lease for such ROFO Space at an effective rent at least 90% of that set forth in the Notice of Availability within one year after giving the Notice of Availability or (ii) when such Third-Party Lease terminates, Tenant’s right of first opportunity with respect to such ROFO Space shall be reinstated and again be effective. For purposes of Tenant’s right of first opportunity, a Third-Party Lease shall not be considered to have terminated if the term thereof is renewed or extended, whether the extension or renewal is provided for in the Third-Party Lease or accomplished by an amendment of such lease, or by a new lease.

(e)           Termination of Right. Tenant’s right of first opportunity provided for in this Section 2.7 shall terminate twelve (12) months before the expiration of the Lease Term. For purposes of determining the expiration of the Lease Term for purposes of this Section 2.7(e), the Extension Term shall be included only if Tenant has effectively exercised its right to extend for the Extension Term pursuant to Section 2.4(d). Tenant may exercise its right of first opportunity pursuant to Section 2.7(b) less than twelve (12) months before the expiration of the initial Term only if, prior to the exercise of such right, Tenant shall have made a timely and effective exercise of its right to extend the Lease Term in accordance with Section 2.4(d).

(f)            Rights Personal to Party Executing this Lease. The rights in this Section 2.7 are personal to FoldRx Pharmaceuticals, Inc. and are not assignable or transferable, other than to a Permitted Transferee. Tenant’s rights under this Section 2.7 will lapse and be of no further force or effect upon any assignment of this Lease, other than to a Permitted Transferee.

(g)           Event of Default. Landlord shall have no obligation to give any Notice of Availability to Tenant at any time that an Event of Default exists, and Tenant shall have no rights under this Section 2.7 if an Event of Default exists on the date on which Tenant attempts to exercise its right to lease any ROFO Space.

ARTICLE III
TENANT IMPROVEMENTS WORK;  SIGNS

Section 3.1            Tenant Improvements Work.

(a)           Tenant Improvements Plans. Tenant, in consultation with Landlord, shall prepare or cause to be prepared, and shall submit to Landlord for review and approval the Tenant Improvements Plans. Landlord shall fully cooperate with Tenant in developing the Tenant Improvements Plans in order to expedite the preparation and approval of the Tenant Improvements Plans. Within five (5) Business Days after receipt of the Tenant Improvements Plans, Landlord shall, by written notice to Tenant, approve or disapprove the Tenant Improvements Plans. Landlord will not unreasonably disapprove proposed Tenant Improvements Plans, in any disapproval of Tenant Improvements Plans, Landlord shall specify in reasonable detail the respects in which the Tenant Improvements Plans are not satisfactory to Landlord and

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the changes which Landlord desires in order that the Tenant Improvements Plans will be satisfactory to Landlord. After receiving any such notice of disapproval from Landlord with respect to the Tenant Improvements Plans, Tenant will revise the Tenant Improvements Plans as reasonably requested by Landlord and will resubmit the revised Tenant Improvements Plans to Landlord for review and approval in accordance with the procedures set forth above. After approval of the Tenant Improvements Plans by Landlord, Tenant may make changes to the Tenant Improvements Plans only with the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord may have an architect and/or engineer selected by Landlord review the Tenant Improvements Plans and/or any proposed changes thereto, and all reasonable fees and charges of such architect and/or engineer in connection with such review shall be paid by Tenant as Additional Rent within thirty (30) days after Tenant is billed therefor. Tenant shall be fully responsible for compliance of the Tenant Improvements Plans with all Legal Requirements and for assuring that the Tenant Improvements Plans provide for Tenant Improvements Work that will comply with all Legal Requirements and will satisfy Tenant’s requirements. Landlord’s approval of the Tenant Improvements Plans shall not constitute a certification, representation or warranty by Landlord that the Tenant Improvements Plans are adequate, complete or in compliance with Legal Requirements.

(b)           Performance of Tenant Improvements Work. Tenant shall perform the Tenant Improvements Work diligently and continuously, in a good and workmanlike manner, substantially in accordance with the Tenant Improvements Plans, and in compliance with all Legal Requirements. Tenant shall perform the Tenant Improvements Work in such a manner as not to unreasonably disturb the other tenant of the Building, The Smithsonian Institution Astrophysical Observatory, in the use and enjoyment of its premises. Without limiting the generality of the immediately preceding sentence, Tenant shall, at the request of Landlord, schedule those elements of the Tenant Improvements Work which unreasonably disturb or are likely to unreasonably disturb the other tenant of the Building to be performed during hours other than normal business hours. Landlord shall cooperate with Tenant (at no cost to Landlord) in signing or consenting to applications for such building permits or other permits as may be required for the Tenant Improvements Work. The contractor(s) performing the Tenant Improvements Work shall be subject to the prior written approval of Landlord, which approval shall be given or denied within five (5) Business Days after Tenant proposes a contractor in writing and shall not be unreasonably withheld or conditioned. Landlord may conduct such inspections of the Tenant Improvements Work as Landlord, in its sole discretion, determines. Tenant shall pay to Landlord a fee of $50,000 to compensate Landlord for its time and expenses in connection with the inspection and review of the Tenant Improvements Work, such amount to be paid monthly based on Tenant Improvements Costs incurred. All such inspections and reviews are for the sole benefit of Landlord, and Landlord shall have no liability or obligation to Tenant or any other Person with respect to the Tenant Improvements Work.

(c)           Responsibility for Costs. Landlord shall disburse the Tenant Improvements Allowance for application to the payment of Tenant Improvements Costs actually incurred by Tenant, subject to the following terms and conditions, and Tenant shall be responsible for all Tenant Improvements Costs in excess of the Tenant Improvements Allowance; provided, however, that the Excess Tenant Improvements Allowance, if any, included in the Tenant Improvements Allowance shall be repaid by Tenant to Landlord by an increase in Base Rent as

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provided in Item 4B of the Summary of Basic Terms. Disbursement of the Tenant Improvements Allowance to or at the direction of Tenant to pay or reimburse Tenant for Tenant Improvements Costs shall be conditioned on the subject Tenant Improvements Work having been performed in accordance with the provisions of this Lease, and shall be subject to Landlord’s receipt of a request for payment in form and with backup reasonably satisfactory to Landlord, including but not limited to such certifications, lien waivers and other documents from Tenant, Tenant’s contractor and Tenant’s architect as Landlord may reasonably require. Landlord shall make disbursements of the Tenant Improvements Allowance to or at the direction of Tenant within fifteen (15) days after receipt of Tenant’s written request and reasonably satisfactory backup documentation. Landlord may inspect the Tenant Improvements Work as a condition to making any requested disbursement of the Tenant Improvements Allowance to confirm the status of the Tenant Improvements Work and that the Tenant Improvements Work has been performed in accordance with the provisions of this Lease.

(d)           Pre-Term Occupancy. Landlord shall deliver possession of the Premises to Tenant upon the full execution of this Lease and the delivery of the Security Deposit in accordance with Section 2.5 for the purpose of planning and performing the Tenant Improvements Work and otherwise preparing the Premises for occupancy by Tenant. Tenant’s occupancy of the Premises prior to the Commencement Date shall be at Tenant’s own risk. From the delivery of possession of the Premises by Landlord to Tenant until the Rent Commencement Date, Tenant shall be subject to the insurance obligations set forth in Sections 7.8 and 7.9 and to all other obligations of Tenant under this Lease, other than the obligation to pay Base Rent and Additional Rent, and, prior to entry by Tenant, Tenant shall furnish Landlord with a certificate of insurance confirming its procurement of the insurance required by Sections 7.8 and 7.9.

(e)           Construction Representatives. Each of Landlord and Tenant shall have a construction representative who shall be the primary contact person for such party during the design and construction process and who shall be authorized to make day-to-day decisions in the design and construction process. Landlord’s construction representative shall be Robert A. Schlager. Tenant’s construction representative shall be Anna Baia (Forward Ventures). Each of Landlord and Tenant may change its construction representative by written notice given to the other from time to time.

(f)            Common Area Work. Landlord, at its sole cost and expense, shall complete all work required in the common hallways, lobbies, stairways and corridors serving the Premises before the Commencement Date, in a good and workmanlike manner consistent with a first-class office and laboratory building.

Section 3.2            Signs. Tenant shall have the right (at Landlord’s cost) to be identified on the signs at both entrances to the Project, provided that each such sign complies with the provisions of this Section and other applicable provisions of this Lease. The location, design, shape, size, materials, color and type and all other matters related to each of Tenant’s signs (other than Tenant’s right to a sign) shall be subject to Landlord’s prior written approval following submission by Tenant to Landlord of detailed plans therefor, which approval Landlord will not unreasonably withhold.  All costs of obtaining permits and approvals, creating, installing, illuminating, maintaining, repairing, and/or replacing any such sign shall be paid by Tenant. Except for the signs permitted under this Section, Tenant shall not erect any signs which

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are visible from the exterior of the Building. Tenant shall not erect signs except in compliance with all applicable Legal Requirements. Tenant shall be solely responsible for confirming that any proposed sign is in compliance with all such requirements. Tenant shall be identified (at Landlord’s cost) on the tenant directory in the main lobby of the Building, in the lobby on the fifth floor of the Building, and on the entrance to the Premises. Any signs located in the interior of the Building outside of the Premises (i) shall comply with all applicable Legal Requirements and the sign criteria included in the Rules and Regulations, and (ii) shall have been approved of in writing and in advance by Landlord (not to be unreasonably withheld or delayed) following submission of detailed Plans by Tenant to Landlord. Tenant shall maintain its signs (other than signs for which Landlord is responsible hereunder) in good repair and condition. Upon termination of this Lease, Tenant shall promptly remove all Tenant’s signage installed at its expense and restore all damage related to the installation, existence and/or removal of such signage.

ARTICLE IV
BASE RENT;  ADDITIONAL RENT

Section 4.1            Base Rent.

(a)           Commencing on the Rent Commencement Date, Tenant shall pay Base Rent in the amounts set forth in Item 9 of the Summary of Basic Terms; provided that if the First Reduction of the Security Deposit is to occur prior to the date on which the first monthly installment of Base Rent would be due, the first monthly installment of Base Rent in the amount of $46,870.83 shall be paid in advance as a condition of such First Reduction.

(b)           (i)            The annual Base Rent per square foot for the Extension Term will be ninety percent (90%) of the annual Market Rent per square foot, determined in accordance with this Section 4.1(b); provided, however, that in no event shall the annual Base Rent per square foot for the Extension Term be less than the annual Base Rent per square foot for the last Lease Year of the Initial Term. Within sixty (60) days after Tenant gives to Landlord written notice of exercise of the extension option pursuant to Section 2.4(d), Landlord and Tenant shall simultaneously exchange proposals setting forth their opinions as to the annual fair market base rent per square foot for the Premises for the Extension Term (the “Market Rent”). Landlord and Tenant shall negotiate in good faith for fifteen (15) days after such exchange of proposals (such period being herein called the “Negotiation Period”) to attempt to agree upon the Market Rent, and, in the course of such negotiations, each party may from time to time submit modified proposals to the other. If the parties agree upon the Market Rent prior to the determination of the arbitrator pursuant to Section 4.1(b)(ii), whether such agreement is reached during or after the Negotiation Period, the Market Rent shall be as so agreed.

(ii)           If the parties are unable to agree upon the Market Rent within the Negotiation Period, then each party shall, upon selection of an arbitrator pursuant to Section 4.1(b)(iii), simultaneously exchange and submit to the arbitrator for binding arbitration a proposal as to the Market Rent. The “Market Rent” shall be determined as of the commencement of the Extension Term at the then current arms-length negotiated base rents being charged to new (or renewal tenants for renewals and extensions which do not have pre-negotiated contract rents) for comparable space in comparable buildings located in the market area of the Project, taking into

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account and giving effect to, in determining comparability, without limitation, such considerations as lease term and the age, size, location, condition, and amenities of the Building. The Market Rent may include escalations at various points during the Extension Term. For purposes of such determination, the Premises shall be considered to be vacant and to be rented as a whole for its highest and best use with the degree of finishes and level of leasehold improvements then generally afforded as “building standard” by landlords in the City of Cambridge. The arbitrator shall also consider and incorporate into the computation the existing improvements to the Premises. Neither party shall be deemed under any compulsion to rent or lease space. The arbitrator shall not have the right to modify any other provision of the Lease except Base Rent. Within thirty (30) days after both parties have submitted such proposals to the arbitrator, the arbitrator shall select one of the proposals as more closely approximating the Market Rent appropriate for the Extension Term, and, unless the parties have then agreed upon the Market Rent, the proposed Market Rent set forth in such proposal selected by the arbitrator shall be deemed to be the Market Rent.

(iii)          If the parties are unable to agree upon the Market Rent within the Negotiation Period, then the parties shall, within fifteen (15) days after the end of the Negotiation Period (such fifteen (15) day period being herein called the “Selection Period”), attempt to agree upon an arbitrator to whom to submit the determination of Market Rent for binding arbitration pursuant to Section 4.1(b)(ii).  If the parties are unable to agree upon an arbitrator within the Selection Period, then, at the end of the Selection Period, each party shall select an arbitrator and, within fifteen (15) days after the end of the Selection Period, the arbitrators shall agree upon an arbitrator to whom the determination of Market Rent shall be submitted for binding arbitration pursuant to Section 4.1(b)(ii). If such arbitrators are unable to agree promptly upon an arbitrator, an arbitrator shall be selected by the American Arbitration Association. Any arbitrator selected by either party, by the arbitrators selected by the parties or by the American Arbitration Association shall be independent of both parties and shall have such experience, either as a licensed real estate broker or salesperson or as an appraiser, as would qualify such arbitrator as an expert with respect to leasing terms in the City of Cambridge. Such arbitrator shall make the determination required pursuant to Section 4.1(b)(ii) within thirty (30) days of selection. The parties shall share equally the fees and expenses of the arbitrator to whom the determination of Market Rent is submitted. Landlord and Tenant shall each pay the fee of the arbitrator selected by it. In making its determination of Market Rent, the arbitrator shall not make any downward adjustment to account for any savings to be realized by Landlord with respect to leasing commissions or tenant improvements.

(c)           Base Rent shall be payable in equal monthly installments of one-twelfth (1/12th) of the annual Base Rent then in effect (prorated for any partial months) and shall be paid without offset for any reason, in advance, on the first day of each calendar month from and after the Rent Commencement Date. Base Rent and Additional Rent shall be paid as specified by Landlord either (i) by an “electronic funds transfer” system arranged by and among Tenant, Tenant’s bank and Landlord, or (ii) by check sent to Landlord’s office c/o “Robert A. Schlager,” or at such other place as Landlord shall from time to time designate in writing. The parties acknowledge and agree that the obligations owing by Tenant under this Section 4.1 are rent reserved under this Lease, for all purposes hereunder, and are rent reserved within the meaning of Section 502(b)(6) of the Bankruptcy Code or any successor provision thereto.

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Section 4.2            Certain Additional Rent. Tenant shall pay, without offset for any reason, all payments of Additional Rent payable by Tenant to Landlord hereunder. If Tenant fails to pay any Additional Rent, Landlord shall have all the rights and remedies available for failure to pay Base Rent. The parties acknowledge and agree that the obligations owing by Tenant under this Section are rent reserved under this Lease, for all purposes hereunder, and are rent reserved within the meaning of Section 502(b)(6) of the Bankruptcy Code or any successor provision thereto.

Section 4.3            Taxes.

(a)           Commencing on the Commencement Date, Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant’s Share of Taxes (being Tenant’s Building Share of Building Taxes and Tenant’s Project Share of Project Taxes). Such amounts shall be estimated in good faith by Landlord at the end of each Tax Fiscal Year, and shall be payable to Landlord in equal estimated monthly installments on the first day of each calendar month during the Lease Term (prorated for any partial months), subject to readjustment from time to time as reasonably determined by Landlord and when the actual amounts are determined. After readjustment, any shortage shall be due and payable by Tenant within thirty (30) days of demand by Landlord and any excess shall, unless an Event of Default then exists, be credited against future Additional Rent obligations, or refunded if the Lease Term has ended and Tenant has no further obligations to Landlord. If the taxing authority provides an estimated tax bill, then monthly installments of Taxes shall be based thereon until the final tax bill is ascertained. Landlord shall furnish to Tenant, upon Tenant’s request, but not more than once in any year, a copy of the most recent tax bill and any estimated tax bill.

(b)           If, after Tenant shall have made any payment under this Section 4.3, Landlord shall receive a refund (the “Refund”) of any portion of the Taxes paid on account of any Tax Fiscal Year in which such payments shall have been made as a result of an abatement of such Taxes, by final determination of legal proceedings, settlement or otherwise, Landlord shall, within thirty (30) days after receiving the Refund, pay to Tenant (unless an Event of Default then exists) an amount equal to (i) Tenant’s Share of the Refund, which payment to Tenant shall be appropriately adjusted if Tenant’s Share of Taxes covered a shorter period than covered by the Refund, less (ii) Tenant’s Share of all expenses incurred by Landlord in connection with such proceedings (including, but not limited to, attorneys’ fees, costs and appraisers’ fees). Landlord shall have sole control of all tax abatement proceedings.

(c)           If the Rent Commencement Date is not on July 1, or the expiration or termination of this Lease is not on June 30, Tenant’s obligation in respect of Taxes shall be prorated.  If the final tax bill for the Tax Fiscal Year in which such expiration or termination of this Lease occurs shall not have been received by Landlord, then within thirty (30) days after the receipt of the tax bill for such Tax Fiscal Year, Landlord and Tenant shall make appropriate adjustments of estimated payments.

(d)           Without limiting the generality of the foregoing, Tenant shall pay all rent and personal property taxes attributable to its signs or any other personal property including but not limited to its trade fixtures, the existing or any future floor coverings, wall treatments and light fixtures in the Premises.

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Section 4.4            Insurance Costs. Commencing on the Rent Commencement Date, Tenant shall pay to Landlord, as Additional Rent, amounts equal to Tenant’s Project Share of Project Insurance Costs and Tenant’s Building Share of Building Insurance Costs. Tenant’s Project Share of Project Insurance Costs and Tenant’s Building Share of Building Insurance Costs shall be estimated in good faith by Landlord at the end of each calendar year, and shall be payable in equal estimated monthly installments on the first day of each calendar month during the Lease Term (prorated for any partial months), subject to readjustment from time to time as reasonably determined by Landlord and also when actual Project Insurance Costs and Building Insurance Costs are determined. After a readjustment, any shortage shall be due and payable by Tenant within thirty (30) days of demand by Landlord and any excess shall, unless an Event of Default then exists, be credited against future Additional Rent obligations, or refunded promptly if the Lease Term has ended and Tenant has no further obligations to Landlord. Landlord shall provide Tenant upon request with reasonable supporting documentation for the Insurance Costs.

Section 4.5            Operating Costs. Commencing on the Rent Commencement Date, Tenant shall pay to Landlord, as Additional Rent, amounts equal to Tenant’s Project Share of Project Operating Costs and Tenant’s Building Share of Building Operating Costs. For purposes of determining Tenant’s Project Share of Project Operating Costs for any year during which the Project is less than ninety-five percent (95%) occupied, the actual Project Operating Costs shall be equitably adjusted to reflect ninety-five percent (95%) occupancy and normal, ongoing operation. For purposes of determining Tenant’s Building Share of Building Operating Costs for any year during which the Building is less than ninety-five percent (95%) occupied, the actual Building Operating Costs shall be equitably adjusted to reflect ninety-five percent (95%) occupancy and normal, ongoing operation. Tenant’s Project Share of Project Operating Costs and Tenant’s Building Share of Building Operating Costs shall be estimated in good faith by Landlord at the end of each calendar year, and shall be payable in equal estimated monthly installments on the first day of each calendar month during the Lease Term (prorated for any partial months), subject to readjustment from time to time as determined by Landlord and also when actual Project Operating Costs and Building Operating Costs are determined. After a readjustment, any shortage shall be due and payable by Tenant within thirty (30) days of demand by Landlord and any excess shall, unless an Event of Default then exists, be credited against future Additional Rent obligations, or refunded promptly if the Lease Term has ended and Tenant has no further obligations to Landlord. Landlord shall provide Tenant upon request with reasonable supporting documentation for the Operating Costs and access to Landlord’s books and records in the event of an audit as provided in Section 4.7.

Section 4.6            Tenant’s Utility Costs. Landlord shall, to the extent practical and at its sole expense, cause the Premises to be separately metered or submetered for electric and gas use, including, without limitation, with respect to all variable air volume (“VAV”) boxes and pre-heaters, HVAC equipment and systems, lighting and outlets serving the Premises, such that Tenant’s Utility Costs are allocated based on the actual use of such utilities within the Premises. If the Premises are separately metered or submetered such that the utility provider bills Tenant directly for Tenant’s Utility Costs, Tenant shall pay Tenant’s Utility Costs directly to the utility provider promptly as due and payable. If the Premises are separately metered or submetered such that the utility provider bills Landlord for electric service provided to the Building and Landlord bills Tenant for Tenant’s Utility Costs, Tenant shall pay such bills for Tenant’s Utility Costs within thirty (30) days after receipt.

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Section 4.7            Tenant’s Audit Rights. Annually, Landlord shall furnish to Tenant a report setting forth in reasonable detail the Project Operating Costs, Building Operating Costs, Project Insurance Costs, Building Insurance Costs, Project Taxes and Building Taxes for the immediately preceding calendar year (in the case of Operating Costs and Insurance Costs) or Tax Fiscal Year (in the case of Taxes). Tenant shall have the right to audit Landlord’s books and records relating to Operating Costs, Insurance Costs and/or Taxes with respect to the period covered by each such report by delivering a notice of its intention to perform such audit to Landlord within sixty (60) days after Tenant’s receipt of such report, in which event Tenant shall perform such audit within ninety (90) days after Tenant’s receipt of such report. If, as a result of such audit, Tenant believes that it is entitled to receive a refund of any Additional Rent paid by Tenant in respect of Operating Costs, Insurance Costs and/or Taxes, Tenant shall deliver to Landlord, no later than ninety (90) days after Tenant’s receipt of the aforesaid report, a notice demanding such a refund, together with a statement of the grounds for each such demand and the amount of each proposed refund. The cost of any such audit shall be paid by Tenant, except that, if it is established that the Additional Rent in respect of Operating Costs, Insurance Costs and Taxes charged to Tenant for the period in question was overstated by more than five percent (5.0%), the reasonable cost of such audit shall be paid or reimbursed to Tenant by Landlord. An overstatement shall not be deemed to exist due to a Refund. Any audit shall be performed by either (a) Tenant’s regular employees or (b) a reputable certified public accountant reasonably acceptable to Landlord whose compensation is not, directly or indirectly, contingent in whole or in part on the results of the audit. If Landlord determines that a report previously furnished by Landlord was in error, Landlord may furnish a corrective or supplemental report to Tenant within two years after the original report was furnished, and if such corrective or supplemental report results in increased Additional Rent, the periods for Tenant to request and perform an audit of Landlord’s books and records relating to Operating Costs, Insurance Costs and/or Taxes with respect to the period covered by the corrective or supplemental report shall be reinstated and commence as of Tenant’s receipt of such corrective or supplemental report.

ARTICLE V
USE OF PREMISES

Section 5.1            Permitted Use. Tenant shall use and occupy the Premises only for the Permitted Use. Landlord does not make any representation or warranty to Tenant that Tenant’s use of the Premises for the Permitted Use will comply with Legal Requirements, and Tenant is responsible for confirming such compliance.

Section 5.2            Restrictions on Use. Tenant shall use the Premises in a careful, safe and proper manner, shall not commit or suffer any waste on or about the Project, and shall not make any use of the Project which is prohibited by or contrary to any Legal Requirements or the Declaration, or which would cause a public or private nuisance. Tenant, at its own expense, shall obtain any and all permits, approvals and licenses necessary for use of the Premises. Tenant shall not overload the floors or other structural parts of the Building; and shall not commit or suffer any act or thing on the Project which is illegal, dangerous, or which unreasonably disturbs other tenants. Tenant shall not do or permit to be done any act or thing on the Project which will invalidate or be in conflict with any insurance policies, or which will increase the rate of any insurance, covering the Building or any of the Other Buildings. If, because of Tenant’s failure to comply with the provisions of this Section or due to any use of the Premises or activity of Tenant

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in or about the Project, the Insurance Costs are increased, Tenant shall pay Landlord the amount of such increase. Tenant shall cause any fire lanes located within the Project to be kept free of all parking associated with its business or occupancy. Tenant shall conduct its business at all times so as not to annoy or be offensive to other tenants and occupants of the Project. Tenant shall not permit the emission of any objectionable noise or odor from the Premises and shall at its own cost install such extra sound-proofing or noise control systems and odor control systems, as may be needed to eliminate noise, vibrations and odors, if any, emanating from the Premises being heard, felt or smelled outside the Premises. Tenant shall not place any file cabinets, bookcases, partitions, shelves or other furnishings or equipment in a location which blocks any windows. Landlord shall use commercially reasonable efforts to include provisions similar to those set forth above in this Section 5.2 in leases with other tenants of the Project, subject to such changes as Landlord may negotiate in good faith.

Section 5.3            Hazardous Materials.

(a)           Tenant (i) will not conduct any activity on the Premises that will use or produce any Hazardous Materials, except for such activities that are both (1) part of the ordinary course of Tenants business activities and (2) conducted in accordance with all Environmental Laws; (ii) will not use the Premises in any manner for the storage of any Hazardous Materials except for storage of such materials that are both (1) used in the ordinary course of Tenant’s business and (2) properly stored in a manner and location satisfying all Environmental Laws; (iii) will not install any underground tanks of any type; and (iv) will not permit any Hazardous Materials to be brought onto the Premises, except in the ordinary course of Tenant’s business and in compliance with all Environmental Laws. If any Hazardous Materials are brought or found on the Premises in violation of the above provisions of this Section, the same shall be immediately removed by Tenant, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If at any time during or after the Lease Term the Premises are found to be so contaminated or subject to such conditions as a result of Tenant’s failure to comply with the foregoing provisions, Tenant shall defend and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant or its Invitees. Tenant will maintain on the Premises a list of all materials stored at the Premises for which a material safety data sheet (an “MSDS”) was issued by the producers or manufacturers thereof, together with copies of the MSDS’s for such materials, and shall deliver such list and MSDS copies to Landlord upon Landlord’s request therefor. Except for Hazardous Materials that existed in or on the Premises as of the Commencement Date, Tenant shall remove all Hazardous Materials from the Premises in a manner acceptable to Landlord before the earlier of the date Tenant vacates the Premises and the date Tenant’s right to possess the Premises ends. Landlord may, upon reasonable notice to Tenant (and in no case with less than 24 hours’ advance notice except for emergencies), enter the Premises and conduct environmental inspections and tests therein as it may reasonably require from time to time, provided that Landlord shall use reasonable efforts to minimize the interference with Tenant’s business. Such inspections and tests shall be conducted at Landlord’s expense, unless they reveal the presence of Hazardous Materials in violation of the above provisions of this Section or that Tenant has not complied with the requirements of this Section, in which case Tenant shall reimburse Landlord for the cost thereof within ten (10) days after Landlord’s request therefor.

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(b)           Landlord represents to Tenant that Landlord has not received any written notice, demand, claim, citation, complaint, request for information or similar communication with respect to the existence of Hazardous Materials at the Project in violation of Environmental Laws.

ARTICLE VI
LANDLORD’S SERVICES

Section 6.1            Landlord’s Services. Landlord shall furnish to the Building the services set forth below in this Section, subject to the conditions stated in this Lease. The cost of certain of these services are to be (i) paid by Tenant, as provided in this Lease, or (ii) included in Operating Costs, Insurance Costs or Taxes, as applicable.

(a)           Building. Landlord shall maintain and keep in good condition and repair the exterior and structure of the Building and mechanical elements of the Building, including the roof and roof structure, and the utility lines and systems outside the Building (except to the extent those utility lines or systems are the property or responsibility of the applicable utility company).

(b)           Systems. Subject to Tenant’s obligations under Section 7.4, Landlord shall operate, maintain and repair the heating, ventilating and air conditioning system, the plumbing system and the electrical system of the Building. Landlord shall provide heating and air conditioning services to the Premises to heat and cool the Premises at temperatures in accordance with ASHRAE standards from 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m., on Saturdays, excluding holidays, and at such other times as Tenant may reasonably request.

(c)           Water and Sewer. Cold and hot water at standard Building temperatures will be available for ordinary drinking, cleaning, sanitary, lavatory and laboratory purposes. Landlord may install a water meter at Tenant’s expense and thereby measure Tenant’s water consumption. Tenant shall pay Landlord, as Additional Rent, within thirty (30) days after invoice the cost of all water consumption so metered, including without limitation any and all sewer rents, taxes or levies assessed by any governmental authority or utility in connection with metered consumption. Such meter and installation equipment shall be maintained in good working order and repair at Tenant’s expense. Any water or sewer services charged directly to other tenants of the Building shall not be included in Operating Costs.

(d)           Elevators. Landlord will provide three automatic operatorless elevators in the Building (two passenger elevators and one freight elevator).

(e)           Common Areas. Landlord shall provide heating and air conditioning for the Common Areas inside the Building during business hours. Landlord shall clean, provide lighting, repair, maintain and provide janitorial services for the Common Areas including, to the extent reasonable, the Parking Areas, in order to maintain the Common Areas. Notwithstanding the above, any damage to the Common Areas or Common Facilities caused by any of Tenant’s Invitees shall be the sole responsibility of Tenant.

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(f)            Waste Removal. Landlord shall provide or arrange for ordinary and reasonable waste removal services for the Building. In the event that Landlord determines that Tenant’s quantity of waste is excessive in comparison to other tenants of the Building, or, in the event that Landlord determines that Tenant’s waste is other than waste generated by typical office use, Landlord may bill Tenant directly as Additional Rent for any such additional cost therefor or require that Tenant be responsible for disposing of its own waste.

(g)           Janitorial Services. Landlord shall supply or cause to be supplied routine janitorial services for the Common Areas. Such services may be revised from time to time by Landlord in its commercially reasonable discretion.

(h)           Taxes. Landlord shall pay or cause to be paid all Taxes levied upon or with respect to the Project.

(i)            Insurance. Landlord shall procure and maintain, or cause to be procured and maintained, in full force and effect fire, casualty and extended coverage insurance with respect to the Project, with vandalism and malicious mischief endorsements, liability insurance with respect to the Common Areas, rent loss insurance and such other insurance upon or with respect to the Project as Landlord and/or Other Landlords determine to be necessary, appropriate and/or desirable (comparable to other similar properties in the City of Cambridge) or is required by Landlord’s and/or Other Landlords’ lender, all with such limits of coverage as Landlord, Other Landlords or their lender may deem necessary, appropriate and/or desirable.

Section 6.2            Extraordinary Use. Tenant acknowledges that the services to be supplied by Landlord after occupancy by Tenant will be sufficient only for ordinary office, vivarium and laboratory uses. Any additional capacity or structural support, as determined by Landlord, needed for uses beyond such uses, shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld.

Section 6.3            Interruption;  Delay. Landlord shall have no responsibility or liability for failure or interruption of any such repairs or services referred to in this Article VI, or for any interruption in utility services, caused by breakage, accident, strikes, repairs, inability after exercise of reasonable diligence to obtain supplies or otherwise furnish services, or for any cause or causes beyond the reasonable control of Landlord (but Landlord, in respect of those matters for which Landlord is responsible, will use reasonable efforts to restore such services or make such repairs as soon as possible), nor in any event for any indirect or consequential damages; and failure or omission on the part of Landlord to furnish such service or make such repair shall not be construed as an eviction of Tenant, nor render Landlord liable in damages, nor entitle Tenant to an abatement of Base Rent or Additional Rent, nor release Tenant from the obligation to fulfill any of its covenants under this Lease, except as provided in Articles X and XI with respect to eminent domain and damage by fire or other casualty.

Section 6.4            Additional Services. Should Tenant request any additional services, Tenant agrees to pay to Landlord as Additional Rent therefor Landlord’s actual costs for providing such service, plus an additional fifteen (15%) percent of such costs as an administrative fee, within thirty (30) days of Landlord’s billing Tenant therefor.

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ARTICLE VII
CERTAIN OBLIGATIONS OF TENANT

Section 7.1            Rent. Tenant will promptly pay the Base Rent and Additional Rent, including without limitation any and all fees, charges, expenses, fines, assessments or other sums payable by Tenant to Landlord (or to the applicable provider of utilities) at the time and in the manner provided for in this Lease, all of which shall be deemed to be obligations to pay Base Rent or Additional Rent.

Section 7.2            Utilities. In addition to gas and electricity which is the subject of Section 4.6 and water and sewer which is the subject of Section 6.1(c), Landlord reserves the right at its expense to cause any or all of Tenant’s other utilities to be separately metered or submetered. In the event that Tenant is billed directly by a utility provider, then Tenant shall pay such bills directly to such utility provider prior to their due dates.  In the event Tenant’s utility usage is separately metered or sub-metered by Landlord, Tenant shall pay the billed charges therefor to Landlord as Additional Rent within thirty (30) days of Landlord’s billing therefor. In the event Tenant’s utility usage is not separately metered, then, except for Tenant’s Utility Costs, Tenant shall pay for such usage as a part of the Operating Costs. Tenant agrees that its use of electric current shall never exceed the capacity of existing feeders, risers and wiring installations in the Building. Tenant shall not make or perform any alterations to wiring, installations, lighting fixtures or other electrical facilities in any manner without the prior written consent of Landlord, which Landlord will not unreasonably withhold or delay. Any risers or wiring to meet Tenant’s excess electrical requirements, if requested by Tenant and approved by Landlord, will be installed by Landlord at Tenant’s expense.

Section 7.3            No Waste. Tenant shall not overload, damage or deface the Premises nor shall it suffer or permit the same to be done, nor shall it commit any waste.

Section 7.4            Maintenance;  Repairs; and Yield-Up. Except for items that are Landlord’s responsibility under Section 6.1, Tenant will keep the Premises neat and clean and maintain the same in good repair, condition and appearance, subject to damage by fire or other casualty. Tenant’s obligation to so maintain and repair the Premises shall apply to all of the Premises, including, without limitation, all doors, glass, fixtures, interior walls, floors, ceilings, and any other systems exclusively serving the Premises, other than the HVAC system serving the Premises, and the water neutralizer and emergency generator installed by Tenant pursuant to Section 2.1. There is excepted from Tenant’s obligations under this Section only (a) damage to such portions of the Premises not the responsibility of Tenant under this Lease and originally constructed by Landlord, and (b) repairs and work which are otherwise the specific responsibility of Landlord hereunder. At the end of the Lease Term or sooner termination of this Lease, Tenant shall peaceably surrender and deliver up the Premises, together with the water neutralizer and emergency generator installed by Tenant pursuant to Section 2.1, to Landlord, broom clean, with all utilities safely capped, and in good repair and condition, subject to reasonable wear and tear and damage by fire or other casualty, and remove all signs and lettering and all personal property, goods and effects, belonging to Tenant or anyone claiming through or under Tenant. Tenant shall cause all maintenance and repair work to conform to Legal Requirements. Tenant shall keep the Premises clear of all filth, trash and refuse. If Tenant fails to perform Tenant’s obligations under the above provisions of this Section, then Landlord will have the right (but not

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the obligation), without waiving any default by Tenant, to cause such obligations to be performed upon not less than three (3) days prior written notice to Tenant (or a shorter period of prior written notice, or a contemporaneous written notice, if appropriate in Landlord’s reasonable judgment in light of the nature of Tenant’s obligations to be performed), giving Tenant the opportunity to have its representative observe the performance of such obligations if practical, and if Landlord causes any of such obligations to be performed as permitted above, the costs and expenses reasonably incurred by Landlord in connection therewith shall be due and payable by Tenant to Landlord as Additional Rent upon demand.

Section 7.5            Alterations by Tenant. Tenant will not make any change in, or addition to, the Premises without first obtaining, on each occasion, Landlord’s consent in writing as provided below (which consent shall not be unreasonably withheld), and then only at Tenant’s expense, and in a lawful manner and upon such terms and conditions as Landlord, by such writing, shall reasonably approve, which shall include, without limitation, (a) maintenance of insurance in form and substance reasonably satisfactory to Landlord, and (b) compliance with Sections 7.9, 7.11 and 7.13; provided that Landlord’s consent shall not be required for non-structural alterations costing less than $25,000 per alteration and costing less than $50,000 in the aggregate in any calendar year. Any alteration or addition shall be consistent in appearance with the rest of the Building and the Project and shall be made only after duly obtaining (and providing to Landlord copies of) all required permits and licenses from all governmental authorities. Tenant will deliver to Landlord in writing a schedule setting forth the details and location of all such proposed alterations or additions and detailed plans and specifications. The contractor(s) performing the work shall be subject to Landlord’s approval, which will not be unreasonably withheld. If required by Landlord’s lender, Tenant shall provide a statutory lien bond with respect to such work. All approved repairs, installations, alterations, additions or other improvements made by Tenant shall be made in a good and workmanlike manner, between such hours as approved in writing by Landlord, and in such a way that utilities will not be interrupted and other tenants and occupants of the Project will not suffer unreasonable inconvenience or interference as determined by Landlord. Tenant’s Invitees shall be given such reasonable access to other portions of the Building and the mechanical systems as may be necessary or appropriate to perform such work. Both during and after the performance of any such work, Landlord shall have free access to any and all mechanical installations in the Premises, including, but not limited to, air conditioning, fans, ventilating systems, machine rooms and electrical closets; and Tenant agrees not to construct or permit the installation of partitions and/or other obstructions in the Premises which might interfere with Landlord’s free access to the Premises or Building, or impede the free flow of air to and from air vents and other portions of the heating, ventilating and air conditioning systems in the Building. Unless Landlord elects otherwise, but subject to Section 7.6, all installations, alterations, additions or improvements in or to the Premises shall be the property of Landlord and shall remain upon, and be surrendered with, the Premises at the end of the Lease Term or sooner termination of this Lease.

Section 7.6            Trade Fixtures and Equipment. Any trade fixtures installed in, or attached to, the Premises by, and at the expense of, Tenant, shall remain the property of Tenant, if the same may be removed without damage to, or destruction of, the Premises. Tenant shall have the right, at any time and from time to time during the Lease Term, to remove any and all of its trade fixtures which it may have installed in, or attached to, the Premises, during the Lease Term. In addition, prior to the end of the Lease Term or sooner termination of this Lease, Tenant shall

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remove all of Tenant’s trade fixtures unless Landlord gives Tenant a written waiver for same (if Tenant requests, Landlord shall state in writing whether it will grant a waiver at the time Tenant installs a trade fixture). At any time that Tenant removes any of its trade fixtures, Tenant shall promptly repair the Building as a result of any damage to, or destruction of, the Building caused by the removal of any of its trade fixtures. Notwithstanding the above provisions of this Section 7.6 to the contrary, Tenant shall surrender the water neutralizer and the emergency generator with the Premises as provided in Section 7.4.

Section 7.7            Compliance with Laws. Tenant, in its use of the Premises and at its sole expense, shall comply with all Legal Requirements, including, without limitation, all Legal Requirements related to the use, storage, discharge, release, removal or existence of Hazardous Materials. Tenant agrees that the Premises shall be kept in a sanitary and safe condition in accordance with all Legal Requirements.

Section 7.8            Contents at Tenant’s Risk. All inventory, equipment, goods, merchandise, furniture, fixtures and property of every kind which may be on or about the Premises shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the use or abuse of water or by the leaking or bursting of water pipes, or by rising water, or by roof or other structural leak, or by loss of electrical service, or in any other way or manner, no part of such loss or damage shall be charged to or borne by Landlord in any case whatsoever, except that the foregoing shall not exculpate the Landlord from its own negligent acts or omissions. Tenant agrees to maintain full and adequate insurance coverage on all of its property at the Premises and in the remainder of the Building, including physical damage, theft and business interruption insurance, or Tenant shall be a self-insurer thereof, in which case Tenant shall so advise Landlord in writing and shall be fully responsible for all such damage, and shall indemnify and save harmless Landlord from any loss, cost, expense, damage or liability resulting from Tenant’s failure to have such insurance as required in this Lease. Such insurance on Tenant’s property shall contain a waiver of subrogation clause in favor of Landlord, or shall name Landlord as an additional insured for the sole purpose of preventing a subrogation claim against Landlord. If Tenant is a self-insurer, in whole or in part, Landlord shall be entitled to the same benefits it would have enjoyed had insurance covering the loss in full with a waiver of subrogation clause been in effect, or as if the Landlord has been named on insurance covering the loss in full as an additional insured for the purpose of preventing a subrogation claim.

Section 7.9            Exoneration, Indemnification, Hold Harmless and Insurance. Tenant will exonerate, indemnify, defend, save and hold harmless Landlord (and any and all Persons claiming by, through or under Landlord) from and against all claims, proceedings, defenses thereof, liabilities, costs, and expenses of any kind and nature, including legal fees, arising from:  (i) any breach of this Lease by Tenant or any of Tenant’s Invitees or other Person claiming by, through or under Tenant; and/or (ii) any misconduct or negligence of any of Tenant’s Invitees, or arising from any accident, injury or damage occurring in, on or about the Project, which such accident, damage or injury results from the negligence or misconduct on the part of any of Tenant’s invitees. This exoneration, indemnification and hold harmless agreement shall survive the termination of this Lease.

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From and after any pre-term occupancy by Tenant, if any, allowed by Landlord, and thereafter during the Lease Term and any period of holding over, Tenant shall maintain in full force and effect a policy of commercial general liability insurance under which Landlord (and its designees) and Landlord’s mortgagee(s) are named as additional insureds. Each such policy shall be non-cancelable with respect to Landlord without thirty (30) days prior written notice to Landlord, and Tenant shall deliver to Landlord prior to any pre-term occupancy, prior to the Commencement Date and thereafter at least thirty (30) days prior to the expiration of any then effective coverage a satisfactory written certificate of insurance coverages or the renewal or replacement of such coverages. The minimum limits of liability of such insurance shall be One Million Dollars ($1,000,000.00) combined single limits for bodily injury and property damage, each occurrence, and Three Million Dollars ($3,000,000.00) limits for personal injury, together with an overall umbrella coverage of an additional Two Million Dollars ($2,000,000.00). Tenant shall not permit any contractor to do any work at or furnish any materials to be incorporated into the Premises, whether or not included in the Tenant Improvements Work, without first delivering to Landlord satisfactory evidence of the Contractor’s commercial general liability insurance, worker’s compensation insurance, automobile insurance and, if required by Landlord’s lender, statutory lien bonds, each reasonably acceptable to Landlord and complying with any insurance specifications provided by Landlord. All insurance requirements imposed upon Tenant or its contractors under this Lease shall be subject to the further requirement that the forms of coverage and the insurers providing the insurance be licensed in the Commonwealth of Massachusetts, be in sound financial condition, carry an A- or better Best’s rating, and be reasonably acceptable to Landlord. Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those Persons claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of Persons occupying or using adjoining premises or any part of the Project, or otherwise, or for any loss or damage resulting to Tenant or those Persons claiming by, through or under Tenant, or its or their property, except that the foregoing shall not exculpate the Landlord from acts of its own negligence.

Section 7.10          Landlord’s Access. Landlord and its representatives shall have the right without charge to it and without reduction in Base Rent or Additional Rent, upon reasonable notice (which shall be at least 24 hours’ notice, except in case of an emergency), at reasonable times and in such manner as shall not unreasonably interfere with Tenant’s business, to enter the Premises for any reasonable purpose (including, without limitation, showing the Premises to prospective purchasers, tenants (during the last year of the Lease Term) and lenders) and to make entry for the purpose of investigating repair or maintenance problems and to make such repairs or changes as Landlord deems advisable, and to maintain, use, repair, replace, relocate or introduce pipes, ducts, wires, meters and any other Landlord’s fixtures serving or to serve the Premises or other parts of the Project (which shall be installed above ceilings, behind walls, along existing columns, or in other areas which do not interfere with Tenant’s business), or to maintain or repair any portion of the Project, and, in case of an emergency, whether resulting from circumstances in the Premises or elsewhere on the Project, Landlord or its representatives may enter the Premises (forcibly, if necessary) at any time to take such measures as may be needed to cope with such emergency. Such access shall include, but not be limited to, the right to open floors, walls, ceilings, and building systems for the foregoing purposes. Other than where impractical in case of an emergency, Landlord shall give Tenant reasonable opportunity to have a Tenant’s representative accompany Landlord during any access to the Premises by Landlord pursuant to this Section.

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Section 7.11          No Liens. Tenant shall not permit any mechanics’, laborers’ or materialmen’s liens to stand against the Project or Tenant’s interests in the Premises, this Lease, or the estate created hereby for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed in or on the Premises by or at the direction or sufferance of Tenant.  Landlord may condition the right of Tenant to do the Tenant Improvements Work or to do any other work which could result in a lien upon the Project or Tenant’s interests in the Premises, this Lease, or the estate created hereby on the delivery and recording of statutory lien bonds (if required by Landlord’s lender) or indemnities satisfactory to Landlord.

Section 7.12          Compliance with Rules and Regulations. Tenant covenants that all of its Invitees will comply with the Rules and Regulations and all other reasonable rules and regulations as Landlord may from time to time hereafter promulgate to regulate the conduct generally of all the tenants of the Building. Landlord, however, shall have the reasonable right to change the Rules and Regulations and to waive any one or more of them in the case of any one or more tenants. Landlord shall enforce the Rules and Regulations, if at all, in a non-discriminatory manner.

Section 7.13          Use of Union Labor. The Building is subject to financing which requires that only contractors and subcontractors subject to collective bargaining agreements with unions affiliated with the AFL-CIO Building and Construction Trades Department (or any successor organization) may be employed to perform the following work with respect to the Building to the extent such work is the responsibility of Landlord or is funded directly or indirectly from proceeds of a loan made by The Union Labor Life Insurance Company to Landlord:  (i) construction of any kind as to new buildings and new structures (including parking structures); (ii) any major renovation, rehabilitation or improvement of existing buildings and structures, including any major alteration or expansion of the Premises, including tenant improvements related to such work; (iii) replacement of any roof; (iv) major repair or replacement of any HVAC system; (v) elevator or escalator repair or maintenance; and (vi) repair, replacement or installation of electric panel boards and entry service cables.

Section 7.14          Further Construction. Landlord shall have the right, but not the obligation, to construct an expansion or additional phase of the Building (an “Addition”). If Landlord elects to construct an Addition, Tenant shall cooperate with Landlord in connection with Landlord’s plans to construct the Addition and the construction of the Addition, and neither Tenant nor any of its Invitees shall take any action which will interfere with such plans or construction. Without limiting the generality of the foregoing, Tenant agrees to provide (at no cost to Tenant) such assistance and cooperation as Landlord may request, from time to time, in order for Landlord to timely obtain all licenses, permits, approvals and certificates of occupancy as may be necessary and/or appropriate in connection with an Addition. Landlord shall plan the construction of any Addition and related staging in a manner reasonable under the circumstances to minimize any material interference with Tenant’s access to and/or use of the Premises during the performance of such construction, which planning shall include reasonable advance written notice (at least two Business Days in the case of interruptions to power or other utilities) to Tenant of Landlord’s construction activities which are likely to disturb Tenant’s ongoing experiments or lab work in the Premises to facilitate the taking of protective steps by Tenant. Tenant acknowledges that, from time to time, dust, noise, vibrations and interruptions to power and

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other utilities (including water and sewer) and/or inability to maintain the temperature in the Building at customary levels may, among other construction-related interference, occur on a temporary basis in connection with the construction of an Addition. Tenant is responsible to safeguard, insure and protect adequately its property (including any sensitive electronic equipment and computers) during the construction process and Landlord shall not be liable to Tenant for any direct or indirect damage or loss suffered by Tenant as a result of Landlord’s construction activities provided that they are undertaken in a manner consistent with this Section. Tenant shall notify Landlord if any such construction-related interference should occur. Upon receipt of written notice from Tenant, Landlord shall undertake those measures reasonable under the circumstances to minimize any material interference with Tenant’s access and/or use of the Premises during the performance of any such construction by Landlord. Tenant shall not be entitled to any abatement of rent or to claim any constructive eviction as a result of Landlord’s construction activities if Landlord has complied with the requirements of this Section.

ARTICLE VIII
SUBLETTING AND ASSIGNMENT

Section 8.1            Subletting and Assignment.

(a)           Except as hereinafter set forth, Tenant shall not assign, mortgage, pledge or encumber this Lease nor sublet all or any part of the Premises, nor permit or allow the use of all or any part of the Premises by third party users, such as concessionaires, without, on each occasion, obtaining Landlord’s written consent thereto. Landlord will not unreasonably withhold, condition or delay its consent to any assignment of this Lease or sublease of all or any part of the Premises under the circumstance described in Section 8.1(b)(i), and Landlord will consent to the assignment of this Lease to a Permitted Transferee under the circumstances described in Section 8.1(b)(ii); otherwise, the consent of Landlord to an assignment, sublease or other transaction covered by this Section 8.1(a) will be within Landlord’s sole discretion. As used herein, the term “assign” or “assignment” shall be deemed to include, without limitation: (i) any transfer of Tenant’s interest in this Lease by operation of law or the merger or consolidation of Tenant with or into any other firm or corporation; or (ii) the transfer or sale of a controlling interest in Tenant (whether in a single transaction or a series of transactions) and whether by sale of its capital stock or otherwise, other than by reason of a sale of a portion of the capital stock of Tenant to raise capital which does not result in a change in the day-to-day control of Tenant.

(b)           (i) Landlord will not unreasonably withhold or delay its consent to any assignment of this Lease or any sublease of all or any part of the Premises, so long as (A) the assignment or sublease will not violate the terms of the Declaration; (B) the assignee or subtenant and its proposed use is of a character consistent with the Project; (C) the assignee’s or subtenant’s proposed use is permitted under the terms of this Lease; (D) the assignee or subtenant is qualified to do business in the Commonwealth of Massachusetts and has all applicable permits and licenses to do business from the Premises; (E) Tenant pays to Landlord all of Landlord’s reasonable expenses arising out of such assignment or sublease, including, without limitation, reasonable attorneys’ fees (not to exceed $3,000); (F) there does not then exist an Event of Default; (G) each of Landlord’s mortgagees has consented in writing to such assignment or sublease if such mortgagee’s consent is required pursuant to the terms of the applicable financing documents; (H) if a sublease, there are not more than a total of three (3)

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subtenants, including the proposed subtenant under the proposed sublease, in occupancy of the Premises or portions thereof; and (I) if a sublease, the proposed sublease prohibits any assignment of the sublease or any sub-sublease of any portion of the Premises without the prior written consent of Landlord.

(ii)           Landlord will consent to an assignment of this Lease to a Permitted Transferee, so long as:  (1) the assignee is qualified to do business in the Commonwealth of Massachusetts and has all applicable permits and licenses to do business from the Premises; (2) Tenant pays to Landlord all of Landlord’s reasonable expenses arising out of such assignment, including, without limitation, reasonable attorneys’ fees (not to exceed $3,000); and (3) there does not then exist an Event of Default and no Event of Default will be created as a result of the proposed assignment or the proposed use by the assignee.

(c)           In the event of any permitted assignment of this Lease or sublease of all or any part of the Premises by Tenant, Tenant shall be jointly and severally liable with the new tenant for the payment of any and all Base Rent and Additional Rent which may become due by the terms of this Lease and for the performance of all covenants, agreements and conditions on the part of Tenant to be performed hereunder. Tenant shall also pay to Landlord fifty percent (50%) of any rent received as a result of the assignment or sublease which exceeds the Base Rent and Additional Rent payable hereunder on a per square foot basis, after taking into account the costs of the assignment or sublease amortized on a straight-line basis, over the remaining Lease Term. No such assignment or sublease shall be valid or effective unless and until (i) the new tenant and Tenant execute and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, pursuant to which inter alia, such new tenant (A) assumes all of the obligations of Tenant under this Lease, (B) if a sublease, agrees to execute and deliver such estoppel certificates and subordination agreements in the same forms as Landlord may require of Tenant under this Lease, (C) if a sublease, acknowledges that Landlord has no obligations to new tenant under this Lease, the sublease or otherwise and (D) agrees to maintain the same insurance coverages as the insurance coverages which Tenant is required to maintain under this Lease and to provide evidence thereof to Landlord in accordance with the terms of this Lease; and (ii) the new tenant delivers to Landlord evidence of the insurance coverages required to be maintained by such new tenant under the agreement referenced in clause (i) above. No modification of the terms of this Lease or any course of dealing between Landlord and any assignee or sublessee of Tenant’s interest herein shall operate to release or impair Tenant’s obligations hereunder.

(d)           Notwithstanding anything to the contrary contained in this Article VIII or other provisions of this Lease, in the event that Tenant seeks Landlord’s consent to an assignment of this Lease, other than to a Permitted Transferee, or a sublease of twenty-five percent (25%) or more of the Premises, Landlord, at its option, may terminate this Lease (or if the request is for a sublease of less than all of the Premises, at Landlord’s option, Landlord may terminate this Lease as to the portion requested to be sublet and Landlord and Tenant shall execute an amendment to this Lease to modify the Premises and to adjust Base Rent and Tenant’s Share based upon the approximate remaining leasable square footage to the Leasable Square Footage of the Building and the Project). In such an event, Landlord may enter into a new lease with the proposed assignee or sublessee or any other party on any terms and provisions acceptable to Landlord in Landlord’s sole discretion for the Premises or the portion of the Premises released from this Lease. Notwithstanding the above provisions of this Section 8.1(d) to the contrary, if Landlord

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exercises its option to terminate this Lease in whole or in part under this Section 8.1(d), Tenant may, by written notice given to Landlord within three (3) Business Days after Landlord exercises such option, withdraw Tenant’s request for Landlord’s consent to the subject assignment or sublease, in which event this Lease shall not terminate.

(e)           Tenant shall not enter into any arrangements with any subtenant or assignee to circumvent, or which have the effect of circumventing, (i) Tenant obligation to share rents received from a sublease or assignment or (ii) any other provisions of this Article VIII.

ARTICLE IX
RIGHTS OF MORTGAGEES AND GROUND LESSORS;  ESTOPPEL CERTIFICATES

Section 9.1            Subordination to Mortgages and Ground Leases. Tenant agrees that this Lease is and shall be and remain subordinate to the lien of any present or future mortgage or mortgages, or ground lease, upon the Project, irrespective of the time of execution or time of recording of any such mortgage or mortgages, or ground lease, and to all renewals, extensions, and modifications therefor or amendments thereto; provided, however, that as a condition to such subordination to any present or future mortgage or ground lease, the mortgagee or ground lessor must agree in writing not to disturb Tenant’s possession of the Premises pursuant to the terms of this Lease so long as no Event of Default exists. Tenant agrees that it will, upon five (5) Business Days’ advance written request from Landlord or any holder of a mortgage on all or a portion of the Project or the ground lessor thereof, execute, acknowledge, and deliver any and all instruments reasonably deemed necessary or desirable by Landlord, or such holder to give effect to, or notice of, such subordination, provided that such subordination includes a non-disturbance agreement for the benefit of Tenant on commercially reasonable terms and conditions specified by the mortgagee or ground lessor. Without limiting the generality of the immediately preceding sentence, Tenant shall, contemporaneously with the execution of this Lease, (a) enter into a Subordination, Non- Disturbance and Attornment Agreement with The Union Labor Life Insurance Company in the form of Exhibit F, and (b) enter into a Subordination, Non-Disturbance and Attornment Agreement with Ground Lessor in the form of Exhibit G. Upon five (5) Business Days’ written request from Landlord, any holder of a mortgage or ground lease on the Project or any successor in interest to Landlord, whether by purchase, foreclosure, deed in lieu of foreclosure or otherwise, Tenant shall enter into a recognition and attornment agreement, in the form reasonably requested by such party, with such party.

Section 9.2            Lease Superior at Mortgagee’s or Ground Lessor’s Election. At the request in writing of any mortgagee, or ground lessor, of the Project, this Lease shall be deemed superior to such mortgage, or ground lease, whether this Lease was executed before or after such mortgage, or ground lease, and Tenant shall execute such documents to effect the foregoing in recordable form as such mortgagee, or ground lessor, shall request.

Section 9.3            Notice to Mortgagee and Ground Lessor. Upon receipt of a written request from Landlord or any holder of a mortgage, on all or any part of the Project, or the ground lessor thereof, Tenant will thereafter send any such holder copies of all notices (including, but not limited to, notices of default or termination) given by Tenant to Landlord in accordance with any provision of this Lease. In the event of any failure by Landlord to perform, fulfill or observe any agreement by Landlord herein or any breach by Landlord of any representation or warranty of

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Landlord herein, any such holder may at its election cure such failure or breach for and on behalf of Landlord within thirty (30) days after the time provided herein for Landlord to cure the same or such longer period as may be reasonably necessary to cure the default.  In the event of any inconsistency between this Section and any similar provision in a Subordination, Non-Disturbance and Attornment Agreement entered into by Tenant and any mortgagee or ground lessor, the provisions of the Subordination, Non-Disturbance and Attornment Agreement shall be controlling.

Section 9.4            Limitations on Obligations of Mortgagees, Ground Lessors and Successors. Tenant agrees that the holder of a mortgage or ground lease or any successor-in-interest to any of them or to Landlord shall not be:  (a) bound by any payment of an installment of Base Rent or Additional Rent which may have been made more than thirty (30) days before the due date of such installment; (b) bound by any amendment or modification to this Lease made without the consent of the holder of a mortgage or ground lease or such successor in interest; (c) liable for any previous act or omission of Landlord (or its predecessors in interest); (d) responsible for any monies owing by Landlord to the credit of Tenant or subject to any credits, offsets, claims, counterclaims, demands or defenses which Tenant may have against Landlord (or any of its predecessors in interest); (e) bound by any covenant to undertake or complete any construction of the Premises or any portion thereof; or (f) obligated to make any payment to Tenant other than any security deposit actually delivered to holder of a mortgage or ground lease or such successor in interest. Further, Tenant agrees that it will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to the holder of such mortgage or ground lease (at such holder’s last address furnished to Tenant) and following the giving of such notice such holder shall have the right, but shall not be obligated, to remedy such act or omission within thirty (30) days after the time period provided for in this Lease for Landlord to cure the same or such longer period as may be reasonably necessary to cure the same. In the event of any inconsistency between this Section and any similar provision in a Subordination, Non-Disturbance and Attornment Agreement entered into by Tenant and any mortgagee or ground lessor, the provisions of the Subordination, Non-Disturbance and Attornment Agreement shall be controlling.

Section 9.5            Estoppel Certificate By Tenant. Tenant agrees, at any time and from time to time, within ten (10) Business Days after written request by Landlord or any holder of a mortgage on all or a portion of the Project or the ground lessor thereof, (a) to execute, acknowledge and deliver to Landlord a statement in writing certifying that (except as may be otherwise specified by Tenant):  (i) this Lease is presently in full force and effect and unmodified; (ii) Tenant has accepted possession of the Premises; (iii) any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; (iv) no rent under this Lease has been paid more than thirty (30) days in advance of its due date; (v) the addresses for notices to be sent to Tenant is as set forth in this Lease or as specified in such certificate; (vi) Tenant as of the date of executing the certificate has no charge, lien or claim of offset under this Lease, or otherwise, against rents or other charges due or to become due hereunder; (vii) Tenant is not in default under this Lease; (viii) to the best of Tenant’s knowledge, Landlord is not in default of this Lease; and (ix) such other information as Landlord may reasonably request about this Lease or Tenant’s occupancy; and (b) to deliver information in form satisfactory to Landlord and such holder or ground lessor concerning

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Tenant’s operations as may be reasonably requested, including but not limited to historic and current financial statements of Tenant, but only if such recipients agree in writing to keep such information confidential.

Section 9.6            Amendment of Declaration. Tenant agrees that the Declaration may be amended from time to time without the consent of Tenant, so long as such amendment does not materially adversely affect the use and enjoyment of the Premises by Tenant pursuant to this Lease, materially increase Tenant’s obligations in respect of Additional Rent, or further restrict Tenant’s ability to sublease or assign this Lease. All references herein to the Declaration shall be references to the Declaration as amended from time to time. Landlord shall provide Tenant with copies of any future amendments of the Declaration.

ARTICLE X
CASUALTY

Section 10.1          Damage From Casualty.

(a)           If any portion of the Premises or the Building affecting Tenant’s use of the Premises is damaged by fire or other casualty, Tenant shall give Landlord written notice of such casualty promptly after Tenant becomes aware of such casualty. Within sixty (60) days after Tenant gives Landlord written notice of such casualty or Landlord otherwise becomes aware of such casualty, Landlord shall reasonably estimate, and give Tenant written notice of, the period commencing with the date of such notice (the “Restoration Period”) that Landlord anticipates will be reasonably required to perform the restoration work which is the responsibility of Landlord as provided below. If Landlord reasonably estimates that the Restoration Period will be longer than one year (or if less than one year, longer than the remaining Lease Term (as it may have been extended)), then either Landlord or Tenant may terminate this Lease by giving to the other written notice of termination within ten (10) days after Landlord gives Tenant written notice of such estimate. Such notice of termination shall be effective on the date thereof, and if Tenant is then occupying the Premises, Tenant shall thereafter have a reasonable period of time in which to vacate the Premises. If (i) Landlord reasonably estimates that the Restoration Period will be one year or shorter, or (ii) Landlord reasonably estimates that the Restoration Period will be longer than one year but neither Landlord nor Tenant exercises its right to terminate this Lease as set forth above, then this Lease shall not terminate; and in such event, Landlord shall, unless Landlord exercises its termination right pursuant to Section 10.3, with reasonable dispatch, repair or rebuild so much of the Premises (and Building, as applicable) as were originally constructed by Landlord to substantially their condition immediately prior to the casualty (subject, however, to Legal Requirements then in existence), and Tenant shall concurrently (to the extent practical and consistent with good construction practices) (i) repair and restore so much of the Premises as were constructed by Tenant or are the responsibility of Tenant under this Lease and (ii) repair and restore its fixtures and personal property (but only to the extent of the proceeds of insurance carried or required by this Lease to be carried by Tenant).

(b)           If, pursuant to Section 10.1(a), Landlord is required to restore the Premises (and Building, as applicable) and Landlord fails to substantially complete such restoration by the end of the Restoration Period (subject to extension for delays described in Section 10.1(c) and for delays beyond the reasonable control of Landlord), then Tenant shall have the right to terminate

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this Lease upon thirty (30) days prior written notice to Landlord. If Landlord fails to substantially complete such restoration work within such thirty (30) day period, then this Lease shall terminate as of such thirtieth (30th) day.

(c)           Landlord shall not be responsible for any delay in commencement of restoration which may result from delays in adjustment or collection of insurance proceeds, provided that Landlord has proceeded diligently in attempting to collect the same. Notwithstanding any other provisions of this Section 10.1 to the contrary, Landlord shall not be obligated to commence repair or restoration work prior to receipt of sufficient insurance proceeds, nor shall Landlord be required to expend sums in excess of “net recovered insurance proceeds”. The term “net recovered insurance proceeds” shall mean the amount of any insurance proceeds actually recovered by Landlord, less the cost of obtaining the same (including attorneys’ fees and appraisal fees) and less the amount thereof required to be paid to a mortgagee or ground lessor.

Section 10.2          Abatement of Rent. In the event that the provisions of Section 10.1 shall become applicable, the Base Rent, Tenant’s Project Share of Taxes and Project Operating Costs, and Tenant’s Building Share of Building Operating Costs shall be abated or reduced proportionately for the period in which, by reason of any such damage or destruction, there is substantial interference with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises, and such abatement or reduction shall continue (but may be adjusted from time to time based on the extent of the interference with Tenant’s operations) for the period commencing with such destruction or damage and ending with the substantial completion by Landlord of such work, repair and/or reconstruction as Landlord may do.

Section 10.3          Landlord’s Right to Terminate. Notwithstanding the foregoing, Landlord may terminate this Lease following:  (a) damage or destruction to the Premises to the extent of thirty (30%) or more of the cost of replacement thereof; or (b) the refusal of the applicable insurance carrier to pay funds sufficient for the cost to repair or replace or the refusal of any applicable mortgagee or ground lessor to release the insurance proceeds for such purposes. Landlord may exercise the right to so terminate this Lease by written notice to Tenant given within sixty (60) days after the date of the damage or sixty (60) days after the date Landlord receives written notice of such damage, whichever is later. Such notice of termination shall be effective on the date thereof.

ARTICLE XI
EMINENT DOMAIN

Section 11.1          Eminent Domain:  Right to Terminate and Abatement in Rent. If the Premises or any part thereof, or the whole or any substantial part of the Building, shall be taken, or if a conveyance shall be made in anticipation thereof, for any street or other public use, by action of the municipal, state, federal or other authorities, or shall receive any substantial direct or consequential damage for which Landlord or Tenant shall be entitled to compensation by reason of anything lawfully done in pursuance of any public authority, after the execution hereof and before the expiration of the Lease Term, then this Lease and the Lease Term shall terminate at the election of either party (given by written notice to the other party within ninety (90) days of the taking or within ninety (90) days of notice of the taking to Landlord), and such election

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may be made in case of any such taking notwithstanding the entire interest of Landlord may have been divested by such taking; and if neither party so elects, then in case of any such taking or destruction of, or damage to, the Premises, rendering the same or any part thereof unfit for use and occupation, a just proportion of the Base Rent according to the nature and extent of the injury sustained by the Premises as determined by Landlord, shall be suspended or abated until the Premises or, in case of such taking, what may remain thereof, shall have been put in proper condition for use and occupation. To the extent that the Premises, upon having been put in proper condition for use and occupation are smaller, the Base Rent shall be reduced for the balance of the Lease Term in the same proportion which the reduction in space bears to the original Leasable Square Footage of the Premises. In the event of a taking of any portion of the Building, Tenant’s Share shall be recomputed.

Section 11.2          Restoration.  If this Lease is not terminated as provided in Section 11.1, Landlord shall apply so much of the available proceeds of the eminent domain award as are required to restore the Project and the Premises to a condition, to the extent practical, substantially the same as that immediately preceding the taking, but subject to zoning laws and building codes then in existence. If the available proceeds of the eminent domain award are insufficient, in Landlord’s judgment, for that purpose, Landlord shall have no obligation to expend funds in excess of said proceeds and Landlord shall have the right to select which portions of the Project, if any, shall be restored. The term “available proceeds” shall mean the amount of the award paid to Landlord, less cost of obtaining the same (including attorneys’ fees and appraisal fees) and less the amount thereof required to be paid to a mortgagee or ground lessor.  In the event Landlord fails to commence restoration of the Project and/or the Premises within sixty (60) days after the taking, Tenant shall have the right to terminate the Lease upon sixty (60) days’ prior written notice to Landlord.

Section 11.3          Landlord to Control Eminent Domain Action. Landlord reserves all rights to compensation for damage to the Premises or any part thereof, or the leasehold hereby created, heretofore accrued or hereafter to accrue, by reason of any taking for public use of the Premises or any portion thereof, or right appurtenant thereto, or privilege or easement in, through, under or over the same, and by way of confirmation of the foregoing Tenant hereby assigns all rights to such damages heretofore accrued or hereafter accruing during the Lease Term to Landlord. Provided, however, nothing herein contained shall limit Tenant’s right to any separate award for the taking of personal property, moving and other relocation expenses, or other items the payment of which shall not reduce the award payable to Landlord.

ARTICLE XII
DEFAULT AND REMEDIES

Section 12.1          Event of Default. As used herein, “Event of Default” shall mean the occurrence and/or existence of any one or more of the following:  (a) (i) Tenant shall fail to pay any installment of Base Rent, Additional Rent or any other amount due under this Lease on or before the date on which the same becomes due and payable, and such failure continues for five (5) days after written notice from Landlord thereof or (ii) Landlord having given the notice specified in the foregoing clause (a)(i) to Tenant twice in any twelve (12) month period, Tenant shall fail, on a third occasion within the twelve (12) months following the giving of the first such notice by Landlord, to pay any installment of Base Rent, Additional Rent or any other amount

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due under this Lease on or before the date on which the same becomes due and payable; or (b) Tenant shall neglect or fail to perform or observe any of the other covenants or undertakings herein on its part to be performed or observed and such neglect or failure shall continue for thirty (30) days after notice to Tenant; provided, however, that if the default is other than a default under clause (a) above, or clauses (c) through (i) below, and is such that it cannot be cured within thirty (30) days, but is capable of being cured, such thirty (30) day period shall be extended by up to sixty (60) additional days provided that Tenant commences to cure such default within said thirty (30) day period, continues to do so diligently, and thereafter completes such cure within not more than ninety (90) days following the notice of default; or (c) there is filed by Tenant any case, petition, proceeding or other action under any Bankruptcy Law; or (d) any other proceedings shall be instituted against Tenant under any Bankruptcy Law and not be dismissed within sixty (60) days; or (e) Tenant shall execute an assignment of its property for the benefit of its creditors; or (f) a receiver, custodian or other similar officer for Tenant shall be appointed and not be discharged within sixty (60) days; or (g) the estate hereby created shall be taken by execution or by other process of law and is not redeemed by Tenant within thirty (30) days thereafter; or (h) an assignment or sublease in violation of the terms of this Lease; or (i) any other event constituting an Event of Default under other Sections of this Lease.

Section 12.2          Landlord’s Remedies.

(a)           Upon the occurrence of an Event of Default, Landlord may, immediately or at any time thereafter (notwithstanding any license or waiver of any former breach or waiver of the benefit hereof, or consent in a former instance), and without further demand or notice, in person or by agent or attorney, enter the Premises or any part thereof and repossess the same as of its former estate, or terminate this Lease by written notice to Tenant, and in either event expel Tenant and those claiming through or under it and remove their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedy which might otherwise be used for arrears of Base Rent or Additional Rent or breach of covenant, and upon entry or written notice of termination, or automatic termination, both as aforesaid, this Lease shall terminate and Landlord, in addition to all other remedies which it may have at law or equity, and not in limitation thereof, shall have the remedies provided in this Article XII.

(b)           If, pursuant to Section 12.2(a), Landlord terminates Tenant’s right of possession of the Premises without terminating this Lease, then Tenant shall pay to Landlord during the remainder of the Lease Term the Base Rent and Additional Rent in installments as and when the same become due and payable, subject to reduction by any rent actually received by Landlord as a result of a re-letting of the Premises (net of the reasonable and customary costs of re-letting, including remodeling costs, brokerage commissions and attorneys’ fees). Landlord shall exercise commercially reasonable efforts to re-let the Premises to mitigate damages, and Landlord may re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise for a term or terms which may, at Landlord’s option, be less than or exceed the period which would otherwise have constituted the balance of the Lease Term and may grant concessions or free rent.  The good faith failure of Landlord to re-let the Premises or any part or parts thereof, or, if the Premises are re-let, the good faith failure to collect the rents due under such re-letting, shall not release or affect Tenant’s liability for damage so long as Landlord does not act arbitrarily or capriciously. Any suit brought to collect the amount of the deficiency for any month or other

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period shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month or period by a similar proceeding. Landlord, at Landlord’s option, may make such alterations, repairs, replacements and decorations on the Premises as Landlord in Landlord’s sole but reasonable judgment considers advisable and necessary for the purpose of re-letting the Premises, and the making of such alterations or decorations shall not operate or be construed to release Tenant from liability hereunder.

(c)           If, pursuant to Section 12.2(a), Landlord terminates this Lease, Tenant shall forthwith pay to Landlord as damages, in addition to all sums which were due prior to the date of such termination, a sum equal to the amount by which the Base Rent and Additional Rent for the remainder of the Lease Term exceeds the fair rental value of the Premises for the remainder of the Lease Term, discounted to present value using a then market rate of interest as reasonably determined by Landlord. For the purposes of computing damages payable pursuant to this Section 12.2(c), the Additional Rent with respect to Taxes, Insurance Costs and Operating Costs for the remainder of the Lease Term will be assumed to be the product of such Additional Rent for the most recently ended fiscal, calendar or lease year, as the case may be, times the number of years remaining of the Lease Term.

(d)           Tenant will be responsible to Landlord for all expenses which Landlord may incur in connection with the enforcement of Landlord’s rights after an Event of Default, including, without limitation, reasonable legal expenses, attorneys’ fees, brokerage fees, and the cost of putting the Premises in good order or preparing the same for rental.

Section 12.3          Reimbursement of Landlord. Upon the occurrence of an Event of Default, Tenant will, in addition to paying Landlord all amounts due under the terms and provisions of this Lease, including, without limitation, Section 12.9, reimburse Landlord for all reasonable expenses incurred by Landlord in collecting such rent or in obtaining possession of, or in re-letting the Premises, or in defending any action, including expenses for reasonable counsel fees and commissions. Tenant further agrees that, if on termination of this Lease by expiration or otherwise, Tenant shall fail to remove any of its property from the Premises as provided for herein, Landlord shall be authorized, in its sole option, and in Tenant’s name and on its behalf, either (a) to cause such property to be removed and placed in storage for the account and at the expense of Tenant; or (b) to sell such property at public or private sale, with or without notice, and to apply the proceeds thereof, after the payment of all expenses of removal, storage and sale, to the indebtedness, if any, of Tenant to Landlord, the surplus, if any, to be paid to Tenant. All sums payable by Tenant under this Article XII shall be deemed Additional Rent.

Section 12.4          Landlord’s Right to Perform Tenant’s Covenants. Tenant covenants and agrees, that, if it shall at any time fail to make any payment or perform any other act on its part to be made or performed as in this Lease provided, Landlord, in its sole discretion may after due notice to, or demand upon, Tenant, make any payment or perform any other act on the part of Tenant to be made and performed as in this Lease provided, in such manner and to such extent as Landlord may reasonably deem desirable, and in exercising any such rights, Landlord may pay necessary and incidental costs and expenses, employ counsel, and incur and pay reasonable attorneys’ fees. The making of any such payment or the performing of any other act by Landlord pursuant to this Article shall not waive, or release Tenant from, any obligations of Tenant in this Lease contained. All sums so paid by Landlord and all reasonably necessary and incidental costs

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and expenses in connection with the performance of any such act by Landlord shall, except as otherwise in this Lease expressly provided, be payable to Landlord on demand, and Tenant covenants to pay any such sum or sums promptly, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the Base Rent. Whenever practicable, Landlord, before proceeding as provided in this Section, shall give Tenant notice in writing of the failure of Tenant which Landlord proposes to remedy, and shall allow Tenant such length of time as may be reasonable in the circumstances, consistent with any grace periods contained herein, but not exceeding ten (10) Business Days from the giving of notice, to remedy the failure itself and, if Tenant shall not remedy the failure in the time so allowed, Landlord shall be deemed to have given “due notice” and may proceed as provided in this Section; provided, however, that nothing in this Section shall prevent Landlord from acting without notice to Tenant in case of any emergency wherein there is danger to property or person or where there may exist any violation of Legal Requirements including but not limited to the presence of Hazardous Materials, in which event no notice shall be required.

Section 12.5          Cumulative Remedies. The specified remedies to which Landlord may resort under the terms of this Lease, or under the provisions of applicable law, are cumulative and not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option contained herein shall not be construed as a waiver or a relinquishment for the future of such covenant or option. Receipt by Landlord of any Base Rent or Additional Rent payment with knowledge of the breach of any covenants hereof shall not be deemed a waiver of such breach. No waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by it.  In addition to the other remedies provided in this Lease, Landlord shall be entitled to restraint by injunction of any violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease.

Section 12.6          Expenses of Enforcement. Tenant agrees to pay all reasonable expenses and reasonable attorneys’ fees incurred by Landlord in enforcing any obligation or any remedies hereunder including, without limitation, in connection with collection of Base Rent or Additional Rent, recovery by Landlord of the Premises, or in any litigation in which Landlord shall become involved by reason of any act or negligence of any of Tenant’s Invitees or any breach of this Lease by Tenant. Landlord agrees to pay all reasonable expenses and reasonable attorneys’ fees incurred by Tenant in enforcing any obligation or any remedies hereunder including any litigation in which Tenant shall become involved by reason of any act or negligence of Landlord or any breach of this Lease by Landlord.

Section 12.7          Landlord’s Default. Landlord shall not be deemed to be in default hereunder unless such default shall remain uncured for more than thirty (30) days following written notice from Tenant to Landlord specifying the nature of such default, or such longer period as may be reasonably required to correct such default.  Landlord’s liability to keep, maintain, and repair shall always be limited to the cost of making such repair or accomplishing such maintenance or repair.  In no event whatsoever shall Landlord be liable for consequential or any indirect damages.  The provisions of this Section are further subject to the provisions of

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Articles X and XI dealing with eminent domain and fire and other casualty, and Section 6.3 dealing with interruption of services.  If Landlord fails to cure any default by Landlord within the period provided above in this Section, Tenant may give Landlord an additional written notice confirming that the default has not been cured and that Tenant intends to cure such default, and, if Landlord fails to cure such default within ten (10) days after such notice, Tenant may, without waiving the default, take such steps as are reasonably appropriate to cure the default, recover from Landlord the reasonable cost of such cure, and, if Landlord concedes, or a court determines, Tenant’s right to recover such cost, setoff such cost against the Base Rent and Additional Rent next coming due. In no event shall Tenant have the right to terminate this Lease by reason of a default by Landlord, except as expressly provided herein.

Section 12.8          Limitation of Landlord’s Liability. The obligations of Landlord hereunder shall be binding upon Landlord and each succeeding owner of Landlord’s interest hereunder only during the period of such ownership, and Landlord and each succeeding owner shall have no liability whatsoever except for its obligations during each such respective period. Tenant hereby agrees for itself and each succeeding holder of Tenant’s interest, or any portion thereof, hereunder, that any judgment, decree or award obtained against Landlord or any succeeding owner of Landlord’s interest, which is in any manner related to this Lease, the Premises or Tenant’s use and occupancy of the Premises or the Common Areas, or the remainder of the Project, whether at law or in equity, shall be satisfied out of Landlord’s equity in the land and buildings then comprising the Project to the extent then owned by Landlord and such succeeding owner, and further agrees to look only to such assets (or proceeds thereof) and to no other assets of Landlord, or such succeeding owner, for satisfaction.  Neither Landlord nor any Person executing this Lease on behalf of Landlord, nor any partner, limited or general, or any officer, director, employee, member, trustee, beneficiary, or owner of Landlord, nor any subsequent Landlord, or any partner, limited or general, or any officer, director, employee, member, trustee, beneficiary, or owner of any subsequent Landlord shall have any personal liability hereunder. The remedies provided to Tenant in this Lease are exclusive, and Landlord will not be liable under any theory of recovery, whether based on contract, tort or otherwise.

Section 12.9          Late Payment and Administrative Expense. If Tenant shall fail to pay Base Rent, Additional Rent or other charges after the same become due and payable under this Lease, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the lesser of (a) a per annum rate equal to three percent (3%) plus the prime rate of Bank of America (or any successor) in effect on the day the payment became due and subject to change thereafter or (b) the maximum rate permitted by applicable law (“Interest Payment”). In addition, if Landlord is required to redeposit any check which is returned for insufficient funds or if Tenant shall fail to pay Base Rent, Additional Rent or other charges on or before the date on which the same become due and payable, then Tenant shall also pay to Landlord an administrative expense charge (“Administrative Expense”) of five percent (5.0%) of the amount thereof for each calendar month or part thereof after the due date of such payment until such payment is received by Landlord. The provisions herein for Interest Payment and Administrative Expense shall not be construed to relieve Tenant of the obligation to pay Base Rent, Additional Rent and all other charges when due under this Lease and shall be in addition to and not in limitation of Landlord’s other remedies as provided for in this Lease.

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ARTICLE XIII
MISCELLANEOUS PROVISIONS

Section 13.1          Brokers. Each party represents that it has not dealt with any Person in connection with the Premises or the negotiation or execution of this Lease other than officers, employees and attorneys of Landlord and Brokers. Each party shall indemnify and save harmless the other from and against all claims, liabilities, costs and expenses incurred as a result of any breach of the foregoing representation. The broker’s fees payable to Brokers for this Lease shall be payable by Landlord subject to and in accordance with the terms of a separate agreement between Landlord and Brokers.

Section 13.2          Quiet Enjoyment. Tenant shall, upon paying all Base Rent and Additional Rent due hereunder and observing and performing all of the terms, covenants and conditions on Tenant’s part to be observed and performed, peaceably and quietly have and hold the Premises without hindrance or molestation by any Person or Persons lawfully claiming by, through or under, Landlord, subject, however, to the terms of this Lease.

Section 13.3          Tenant’s Request for Landlord’s Action. In the event that at Tenant’s request Landlord takes any action which is not required of Landlord pursuant to this Lease, Tenant shall pay as Additional Rent Landlord’s reasonable attorneys’ fees, expenses and disbursements in connection with such action, with payment to be made by Tenant within thirty (30) days after billing therefor by Landlord. Landlord will give Tenant a good faith estimate of such costs of any such action prior to commencing such action.

Section 13.4          Notices. Any notice, demand, request or statement required or intended to be given or delivered under the terms of this Lease shall be in writing, shall be addressed to the party to be notified at the address or addresses set forth in the Summary of Basic Terms or at such other address in the continental United States as each party may designate for itself from time to time by notice hereunder, and shall be deemed to have been given, delivered or served upon the earliest of (a) three (3) days following deposit in the U.S. Mail, with proper postage prepaid, certified or registered, return receipt requested, (b) the next business day after delivery to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees, or (c) receipt of notice given by telecopy or personal delivery.

Section 13.5          Waiver of Subrogation. Landlord and Tenant hereby release each other, to the extent of their respective insurance coverages, from any and all liability for any loss or damage caused by fire, any of the extended coverage casualties, or other casualties insured against, even if such fire or other casualty shall be brought about by the fault or negligence of the party benefited by the release or its agents, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the policies of fire, extended coverage and other insurance, maintained by the releasing party shall contain a clause, or be subject to a statutory provision, to the effect that such release shall not affect said policies or the right of the releasing party to recover thereunder. Tenant agrees that its fire, extended coverage, and other insurance policies will include such a clause. To the extent that Tenant is a self-insurer with respect to personal property, the provisions of Section 7.8 shall be applicable.

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Section 13.6          Entire Agreement; Execution; Time of the Essence and Headings and Table of Contents. This Lease together with all Exhibits referred to herein and the Summary of Basic Terms, sets forth the entire agreement between the parties hereto and cannot be modified or amended, except in a writing duly executed by the respective parties. This Lease, together with all Exhibits referred to herein and the Summary of Basic Terms, supersedes all previous written and oral negotiations, understandings and agreements regarding the subject matter of this Lease. Neither Landlord nor any Person acting on behalf of Landlord has made any representations to Tenant on which Tenant has relied in entering into this Lease except any representations expressly stated in this Lease. This Lease is executed as a sealed instrument and in multiple counterparts, all copies of which are identical, and any one of which is to be deemed to be complete in itself and may be introduced in evidence or used for any purpose without the production of any other copy. Time is of the essence with respect to the obligations of Tenant and Landlord to be performed within a specific time frame in this Lease. The headings throughout this Lease and the Table of Contents are for convenience of reference only, and shall in no way be held or deemed to define, limit, explain, describe, modify or add to the interpretation, construction or meaning of any provision of this Lease.

Section 13.7          Partial Invalidity.  If any term or condition of this Lease or its application to any Person or circumstance shall to any extent be in violation of or unenforceable under any law, rule, regulation or order (including any court order) now existing or hereafter enacted or entered by any court or other governmental entity having competent jurisdiction (including after all appeals therefrom), the remainder of this Lease, or the application of such term or condition to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and shall be enforceable to the fullest extent not prohibited by law.

Section 13.8          No Waiver. No assent, express or implied, by Landlord to any breach of any agreement or condition herein contained on the part of Tenant to be performed or observed, and no waiver, express or implied, of any such agreement or condition shall be deemed to be a waiver of or an assent to any succeeding breach of the same or any other agreement or condition; the acceptance by Landlord of Base Rent or Additional Rent due hereunder (whether such payment is made by Tenant or another Person), or silence by Landlord as to any breach, shall not be construed as waiving any of Landlord’s rights hereunder unless such waiver shall be in writing. No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due Landlord from Tenant shall be deemed to be anything but payment on account, and the acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon a letter accompanying said check, that said lesser amount is payment in full shall not be deemed an accord and satisfaction, and Landlord may accept said check without prejudice to recover the balance due or pursue any other remedy.

Section 13.9          Holdover. If Tenant remains in the Premises beyond the expiration of this Lease at the end of the Lease Term, or sooner following an early termination as provided for herein, such holding over shall not be deemed to create any tenancy, but Tenant shall be a daily Tenant at sufferance only subject to all of Tenant’s obligations set forth herein, but at a Base Rent equal to one and one-half (1½) times the Base Rent then most recently in effect and Additional Rent and other charges provided for under this Lease, with such Base Rent and Additional Rent to be charged on a monthly basis for each calendar month or portion thereof for which Tenant holds over, without proration for a partial calendar month. The acceptance of a

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purported rent check following termination shall not constitute the creation of a tenancy at will, it being agreed that Tenant’s status shall remain that of a daily Tenant at sufferance, at the aforesaid daily rate. Tenant shall also pay to Landlord all damages, if any, sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

Section 13.10       When Lease Becomes Binding. The submission of this document for examination and negotiation does not constitute an offer to lease or a reservation or an option for the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant and the making of the Security Deposit by Tenant with Landlord in accordance with Section 2.5. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

Section 13.11       Recordation. Tenant shall not record this Lease with any registry of deeds or land court, and any such recordation will be void and constitute an Event of Default under this Lease. However, at the request of either party, the parties shall execute and record a statutory form notice of this Lease.

Section 13.12       Financial Statements;  Certain Representations and Warranties of Tenant. No more than once per year, if requested by Landlord, Tenant shall provide to Landlord, any actual or potential mortgagee and any actual or potential ground lessor or any representative of any of the foregoing, copies of Tenant’s annual financial statements, certified as true and correct by the president or chief financial officer of Tenant. Tenant represents and warrants to Landlord, its successors and assigns that:  (a) all financial statements of Tenant previously provided to Landlord (or available to Landlord on Tenant’s web site) have been prepared in accordance with GAAP (except for footnotes), were true, complete and correct as of their respective dates and fairly and accurately reflect the financial condition of Tenant; (b) there has been no material adverse change in the financial condition of Tenant subsequent to the date(s) of such financial statements; (c) all financial statements of Tenant provided to Landlord after the date hereof (or available to Landlord on Tenant’s web site) will be prepared in accordance with GAAP (except for footnotes), will be true, complete and correct as of their respective dates and will fairly and accurately reflect the financial conditions of the Tenant; (d) Tenant is a corporation organized and existing in good standing under the laws of the State of Delaware and is authorized to transact business in the Commonwealth of Massachusetts; (e) the execution, delivery and performance of this Lease by Tenant has been duly authorized; and (f) this Lease is valid and binding upon the Tenant and is enforceable against Tenant in accordance with the terms hereof.

Section 13.13       Confidentiality. Tenant acknowledges that the terms under which Landlord has leased the Premises to Tenant, (including, without limitation, the rental rate(s), term and other financial and business terms, constitute confidential information of Landlord (“Landlord’s Confidential Information”). Tenant covenants and agrees to keep Landlord’s Confidential Information confidential; provided, however, that (a) Landlord’s Confidential Information may be disclosed by Tenant to those of its officers, employees, attorneys, accountants, lenders and financial advisors (collectively, “representatives”) who need to know such information in connection with Tenant’s use and occupancy of the Premises and for

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financial reporting and credit related activities (it being understood that Tenant shall inform the representatives of the confidential nature of Landlord’s Confidential Information and that the representatives shall be directed by Tenant to treat Landlord’s Confidential Information confidentially in accordance with the terms of this Section), and (b) unless required by applicable law, any other disclosure of such information may only be made if Landlord consents in writing prior to any such disclosure. Landlord acknowledges that, in connection with this Lease, Tenant is furnishing to Landlord information regarding Tenant and Tenant’s operations which is not a matter of public record and is not generally available to the public (“Tenant’s Confidential Information”).  Landlord covenants and agrees to keep Tenant’s Confidential Information confidential; provided, however, that (a) Tenant’s Confidential Information may be disclosed by Landlord to Landlord’s representatives who need to know such information in connection with Landlord’s business (it being understood that Landlord shall inform the representatives of the confidential nature of Tenant’s Confidential Information and that the representatives shall be directed by Landlord to treat Tenant’s Confidential Information confidentially in accordance with the terms of this Section), and (b) unless required by applicable law, any other disclosure of such information may only be made if Tenant consents in writing prior to any such disclosure.

Section 13.14       Summary of Basic Terms. The Summary of Basic Terms which is affixed to this Lease sets forth certain basic terms and information which is thereafter referred to in the main text of this Lease. Every reference to the Summary of Basic Terms, or to a particular item thereon, shall have the effect of incorporating the Summary, or the particular item thereof, into the main text of this Lease.

Tenant and Landlord, each by its duly authorized officer, have signed this Lease as of the date first set forth above.

TENANT:

FOLDRX PHARMACEUTICALS, INC.

By:
Name:
Title:
Duly Authorized

LANDLORD:

BHX, LLC, as Trustee of 100 Discovery Park Realty Trust

By:
Name:
Title:
Duly Authorized

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Exhibit A-1

PROPERTY DESCRIPTION (PROJECT)

Building 35 Property Parcel 1/Lot 1 on the Survey

Four contiguous parcels of Land (the last two being registered land) situated on the Northerly side of said Acorn Park as follows:

PARCEL 1

SOUTHERLY:  by Acorn Park by three lines measuring respectively 121.70 feet, 205.26 feet and 98.84 feet;

WESTERLY:  by land now or formerly of Marshall B. Dalton and others, Trustees, 193.45 feet;

NORTHERLY:  by Lot Y4 as shown on the plan hereinafter mentioned by two lines measuring respectively 119 feet and 15.48 feet;

NORTHEASTERLY:  45.38 feet;

NORTHWESTERLY:  295.58 feet, said two tines being along land of Marshall B. Dalton and others, Trustees, shown on said plan as a parcel containing 7,001 square feet, and being the Parcel 2 herein described;

NORTHERLY:  again, by Lot 337 as shown on said plan, 37.27 feet; and

EASTERLY:  by land now or late of New England Mutual Life Insurance Company, 329.27 feet.

Said parcel is shown on a “Plan of Land in Cambridge and Arlington, Massachusetts”, dated Aug. 17, 1956, by William S. Crocker, Inc., Civil Engineer, recorded with said Deeds as Plan No. 251 of 1957, in Book 8915, Page 81, and the same contains according to said Plan 119,627 square feet.

PARCEL 2/Lot 2 on the Survey

SOUTHWESTERLY:  45.38 feet;

SOUTHEASTERLY:  295.58 feet; said last two lines being along land now or formerly of Marshall B. Dalton and others, Trustees, shown on said plan as land of West Cambridge Trust, and being the First Parcel herein described;

NORTHERLY:  by Lot 342 as shown on Land Court Subdivision Plan 4351z, being Parcel 3 herein described, by two lines measuring respectively 60.73 feet and 123.34 feet;

NORTHWESTERLY:  by Lot 340 as shown on Land Court Subdivision Plan 4351 Y, being Parcel 4 herein described, 81.98 feet;

NORTHWESTERLY:  more WESTERLY by Lot Y3 as shown on Land Court Subdivision Plan 4351x, 64.19 feet;

Said parcel shown on said plan dated August 17,1956 as the parcel containing 7001 square feet

PARCEL 3/Lot 3 on the Survey

NORTHERLY:  on land now or late of Bolton, being Lot 341 on Land Court Subdivision Plan 4351z, 236.14 feet;

SOUTHERLY:  by what was known as the Northerly line of Alewife Brook Parkway, being Parcel 2 herein described, by two lines measuring respectively 60.73 feet and 123.34 feet; and

SOUTHWESTERLY:  by Lot 340 as shown on said Plan, being Parcel 4 herein described, 61.13 feet.

Said parcel is shown as Lot 342 on said Subdivision Plan 4351z, filed in the South Registry District of Middlesex County with Certificate of Title No. 97885 and comprises the premises described in said Certificate of Title.

PARCEL 4/Lot 4 on the Survey

SOUTHERLY:  by what was known as the Northerly line of Alewife Brook Parkway, being Parcel 2 herein described, 81 98 feet;

NORTHWESTERLY:  Lots Y3 and Y2 as shown on Plan hereinafter mentioned, 54.61 feet; and

NORTHEASTERLY:  by Lot 339 on said Plan, a portion of which comprises Parcel 3 herein described 61.13 feet.

Said parcel is shown as Lot 340 on Subdivision Plan 4351y filed in said Registry District with Certificate of Title No 93873, and comprises the premises described in said Certificate of Title.

The aforesaid four contiguous parcels are shown as Lot 1 containing 119, 627± square feet; Lot 2 containing 7,001 ± square feet; Lot 3 containing 2,912± square feet; and Lot 4 containing 1,634± square feet respectively on a plan entitled “Plan of Land in Arlington, Belmont and Cambridge, Massachusetts prepared for Arthur D. Little, Inc. by Boston Survey Consultants” dated October 31, 1978 and recorded with the Middlesex South Registry of Deeds as Plan No. 338 of 1978 in Book 13674, Page End (the “Master Plan”).

Buildings 20, 20A and 32 Property

PARCEL 5/Lot 7 on the Survey

A certain parcel of land situated on the Southerly and Easterly sides of Acorn Park and at the Southeasterly corner of Acorn Park and Concord Turnpike, partly in Cambridge and partly in Arlington, both in Middlesex County, Massachusetts, with the buildings thereon situated and bounded and described as follows:

NORTHERLY:  by Acorn Park by three lines measuring respectively 39.63 feet, 209.61 feet and 289.03 feet;

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WESTERLY:  by said Acorn Park by two lines measuring respectively 309.53 feet and 63.35 feet;

NORTHWESTERLY:  on the junction of Acorn Park and Concord Turnpike by a curved line having a radius of 30 feet, 50.79 feet;

NORTHERLY:  again, on Concord Turnpike 39.67 feet;

SOUTHERLY:  by land of the Commonwealth of Massachusetts, 66.17 feet;

EASTERLY:  by the same land by two lines measuring respectively about 390 feet and 225.70 feet;

SOUTHERLY:  again, by the same land, by three lines measuring respectively 239.60 feet, 282.46 feet, and 58.57 feet;

WESTERLY:  again, by land now or late of Kingman and others, Trustees, 113.12 feet;

NORTHERLY:  by land late of New England Mutual Life Insurance Company, 159.96 feet; and

WESTERLY:  again, by the same land, 125 feet.

Said premises comprise a portion of the premises shown on the following three plans; one dated May 4,1953, by William S. Crocker, Civil Engineer, recorded with Middlesex South District Deeds, Book 8110, Page 322, as Plan #1334 of 1953; one dated August 17, 1956, by William S. Crocker, Inc. Civil Engineer, recorded with said Deeds, Book 8915, Page 81, as Plan #251 of 1957; and one dated December 10, 1959, by William S. Crocker, Inc., recorded with said Deeds, Book 9608, Page 81, as Plan #843 of 1960, and said premises contain according to said plans about 125,497 square feet.

The aforesaid parcel is shown as Lot 7 containing 125,504+ square feet on the Master Plan.

Building 25 Property

PARCEL 6/Lot 12 on the Survey

A certain parcel of land with the buildings thereon situated on the Northerly side of Acorn Park, in Cambridge, Middlesex County, Massachusetts, bounded and described as follows:

SOUTHERLY:  by Acorn Park by two lines measuring respectively 52.86 feet and 77.15 feet;

WESTERLY:  by land now or formerly of New England Mutual Life Insurance Company 126.34 feet;

NORTHERLY:  by the same land, 130 feet; and

EASTERLY:  by the same land, 125 feet.

3

Said premises are shown on a plan marked “Plan of Land in Cambridge, Mass.” dated Dec. 10, 1959, Revised Feb. 26, 1960, by William S. Crocker, Inc., recorded with Middlesex South District Deeds, Book 9608, Page 67, and contain according to said plan, 16,285 square feet

The aforesaid parcel is shown as Lot 12 containing 16,285± square feet on the Master Plan.

Three parcels of land situated on either side of Acorn Park (the first two of said parcels are contiguous) bounded and described as follows:

PARCEL 7/Lot 13 on the Survey

A certain parcel of land with the buildings thereon situated on Concord Turnpike and on Acorn Park, partly in Cambridge and partly in Arlington, both Middlesex County, Massachusetts, bounded and described as follows:

NORTHERLY:  on Concord Turnpike, 1.83 feet;

NORTHEASTERLY:  on the junction of Concord Turnpike and Acorn Park by a curved line having a radius of 30 feet measuring 43.45 feet;

EASTERLY:  on Acorn Park 327.96 feet;

SOUTHEASTERLY:  on the same by a curved line having a radius of 30 feet measuring 39.41 feet;

SOUTHERLY:  on the same 323.47 feet;

WESTERLY:  on other land now or formerly of Gerald W. Blakeley, Jr. et als, Trustees, 329.27 feet

NORTHERLY:  on registered land of now or formerly Marshall B. Dalton and others, Trustees, being Lot 337 as shown on Land Court Subdivision Plan 4351 W and a part of Lot F as shown on Land Court, Subdivision Plan 4351 L, by two lines measuring respectively 336.51 feet and 99.75 feet; and

WESTERLY:  on the same land 43.45 feet.

Said parcel is shown on a plan designated “West Cambridge Industrial Center, Arlington and Cambridge, Mass.” dated May 4, 1953, by William S. Crocker, Civil Engineer, recorded with said Deeds in Book 8110, Page 322, as Plan No. 1334 of 1953, and contains according to said plan 135,000 square feet.

Excluded from said Parcel 7 hereinabove described is a certain parcel of land with the buildings thereon situated on the Southerly side of Acorn Park, in Cambridge, Middlesex County, Massachusetts, bounded and described as follows (and being shown as Lot 12 on the survey).

SOUTHERLY:  by Acorn Park by two lines measuring respectively 52.86 feet and 77.15 feet;

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WESTERLY:  by land now or formerly of New England Mutual Life insurance Company 126.34 feet;

NORTHERLY:  by the same land, 130 feet; and

EASTERLY:  by the same land, 125 feet.

Said premises are shown on a plan marked, “Plan of Land in Cambridge, Mass.”, dated Dec. 10, 1959, Revised Feb 26, 1960, by William S. Crocker, Inc., recorded with Middlesex South District Deeds, Book 9608, Page 67, and contain according to said plan 16,285 square feet.

PARCEL 8/Lot 14 on the Survey

A parcel of land with the buildings thereon situated on Concord Turnpike, partly in Arlington and partly in Cambridge both in Middlesex County, Massachusetts, bounded and described as follows:

NORTHEASTERLY:  by the Southwesterly line of Concord Turnpike, 408.79 feet;

EASTERLY:  by land formerly of Herbert F. Alien and now of New England Mutual Life Insurance Company, 43.45 feet;

SOUTHERLY:  by what was formerly land of the Commonwealth of Massachusetts and in part land now or formerly of said New England Mutual Life Insurance Company and land now or formerly of Gerald W. Blakeley, Jr and others Trustees, 473.53 feet; and

NORTHWESTERLY:  by lot 338 as shown on the plan hereinafter mentioned, 222 feet.

Said parcel is shown as Lot 337 on said plan.

All of said boundaries are determined by the Land Court to be located as shown on a subdivision plan, as approved by the Land Court, filed in the Land Registration Office, a copy of a portion of which numbered 4351W is filed in the South Registry District of Middlesex County with Certificate of Title No. 81357 in Registration Book 537, Page 7, being the same premises described in Certificate of Title No. 81357 in said Registry District.

PARCEL 9/Lot 15 on the Survey

A parcel of land situated on the Southerly side of Acorn Park in Cambridge, Middlesex County, Massachusetts, bounded and described as follows:

NORTHERLY:  by Acorn Park, 160 feet;

EASTERLY:  by other land now or formerly of Marshall B. Dalton et al, Trustees, 125 feet;

SOUTHERLY:  by the same land, 159.96 feet; and

WESTERLY:  by land now or late of Kingman and others Trustees 125 feet.

5

Said premises are shown on a plan marked “Plan of Land in Cambridge, Mass.” dated Dec. 10, 1959, by William S. Crocker, Inc. recorded with said Deeds in Book 9608, Page 81, as plan 843 of 1960 and contain 19,189± square feet according to said plan.

The aforesaid three parcels are shown as Lot 13 containing 118,715+ square feet; Lot 14 containing 49,972± square feet; and Lot 15 containing 19,189± square feet, respectively on the Master Plan.

Two contiguous parcels of land situated on the Southerly side of Acorn Park in Cambridge, Middlesex County, Mass., bounded and described as follows:

PARCEL 10/Lot 5 on the Survey

A parcel of land on the Southerly side of Acorn Park (formerly called Burton Street) in said Cambridge shown on Plan of West Cambridge Industrial Center, Arlington and Cambridge, Massachusetts, dated May 4, 1953 by William S. Crocker, Civil Engineer, said Plan being recorded with said Deeds Book 8110, Page 322, bounded and described as follows:

NORTHERLY:  on Acorn Park (as laid out and shown on said Plan which layout has since been changed Northerly of its location on said Plan) 91.35 feet;

EASTERLY:  on land now or formerly of Eugene A. Kingman, et al Trustees 219.72 feet;

SOUTHERLY:  on land of the Commonwealth of Massachusetts, 91.43 feet; and

WESTERLY:  on the same 218.82 feet.

Containing according to said Plan 19,950 feet.

PARCEL 11/Lot 6 on the Survey

A parcel of land in said Cambridge bounded and described as follows:

Beginning at a point in the western end of Acorn Park, thence running by a line in Acorn Park as now laid out south 89° 26’ 46” East a distance of 85.15 feet;

thence about easterly by a curved line with a radius of 2168.28 feet, by a line in Acorn Park, as now laid out, a distance of 209.61 feet;

thence turning and running southwesterly by the southeasterly line of Acorn Park, as now laid out and by land now or formerly of Marshall B. Dalton et als, Trustees, a distance of 287.36 feet thence turning and running north 16° 22’ 16’’ west by land now or formerly of the Commonwealth of Massachusetts and the end of Acorn Park as now laid out, a distance of 38.10 feet to the point of beginning.

Said parcel is shown on plan designated “Plan of Land in Cambridge and Arlington, Massachusetts” dated August 17, 1956, by William S. Crocker, Inc., Civil Engineer, recorded with said Deeds, Book 8915, Page 81 and contains according to said Plan, 3,727 square feet.

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Excluded however, from Parcel 11 hereinabove described is a portion of which is bounded and described as follows:

A triangular parcel of land situated on the Southerly side of said Acorn Park bounded and described as follows:

NORTHEASTERLY:  by said Acorn Park, 199.64 feet;

SOUTHERLY:  by a lot containing 18,016 square feet of land on a plan hereinbelow referred to, being land now or formerly of Marshall B. Dalton et als, Trustees, 195.99 feet; and

WESTERLY:  by the remainder of the second parcel above described being a lot containing 2,541 square feet shown on the plan hereinafter mentioned, 18.40 feet.

Said parcel is shown on a plan entitled “Plan of Land in Cambridge, Mass.” dated Dec. 10, 1959 by William S. Crocker, Inc. recorded with said Deed’s Book 9608, Page 81 and containing according to said plan, 1,179 square feet more or less.`

The aforesaid parcels 10 and 11 are shown as Lot 5 containing 19,950 square feet and Lot 6 containing 2,541 + square feet respectively on the Master Plan.

PARCEL 12/Lot 8 on the Survey

SOUTHEASTERLY:  by land now or formerly of The Commonwealth of Massachusetts Metropolitan District Commission-Alewife Brook Parkway, 460.82 feet;

SOUTHERLY:  by Lot 1 as shown on plan hereinafter mentioned 120.64 feet;

WESTERLY:  by land now or formerly of Lancaster H. Heustis, 637.31 feet; and

NORTHEASTERLY:  by land now or formerly of First National Stores, Inc. and of Franklin Wyman et al., 712.37 feet.

Said parcel is shown as Lot 2 on said plan (Plan # 25650B).

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 592, Page 155 with Certificate No. 92505.

PARCEL 13/Lot 9 on the Survey

SOUTHERLY:  by the Northerly line of Alewife Brook Parkway, 134.48 feet;

SOUTHWESTERLY:  by land now or formerly of Henry O. Cushman, 111.64 feet;.

NORTHWESTERLY:  by Lot P as shown on plan hereinafter mentioned, 57 83 feet, and

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NORTHEASTERLY:  by Lot Y3 as shown on said plan, 195.60 feet. Said parcel is shown as Lot Y4 on said plan. (Plan No. 4351x)

The right and easement, appurtenant to the above-described premises (Lot Y4 on Land Court Plan No. 4351 X) to use the right of way over a strip of said Lot Y3 twenty feet in width located along the southerly and southeasterly boundary of said Lot Y-3 so as to permit ingress to and egress from said Lot Y-4 over the twenty foot right of way leading from Lot Y-3 to the Concord Turnpike set forth in Document No. 280072, and shown on said plan.

PARCEL 14/Lot 10 on the Survey

SOUTHERLY:  by the Northerly line of Alewife Brook Parkway 64.19 feet;

SOUTHWESTERLY:  by Lot Y4 as shown on said plan hereinafter mentioned, 195.60 feet;

NORTHWESTERLY:  by Lot P on said plan, 100 feet;

NORTHEASTERLY:  by Lot W and X1 on said plan, 160.98 feet;

SOUTHEASTERLY:  25 feet;

NORTHEASTERLY:  80 feet, by Lot Y2 on said plan; and

SOUTHEASTERLY:  by Lot 338 on said plan, 29.61 feet.

Said parcel is shown as Lot Y3 on said plan. (Plan No. 4351x).

8

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 537, Page 6, with Certificate 81356.

The right and easement, appurtenant to the above-described premises (Lot Y3 on Land Court Plan No. 4351 X) to use the right of way over the twenty foot way leading from Lot Y-3 to the Concord Turnpike as set forth in Document No. 255039 and shown on Plan No. 4351 U.

PARCEL 15/Lot 11 on the Survey

That parcel beginning at a point in Cambridge in the Westerly boundary of land now or late of Gerald W. Blakeley, Jr., et als, Trustees, distant 193.45 feet on bearing south 16° 22’ 16” (16° 40’ 22” Plan) East from the easterly corner of land now or late of Marshall B. Dalton, et als, Trustees (Land Court Case No. 25650);

Thence running north 89° 26’ 46” west by land now or formerly of the Commonwealth of Massachusetts at a distance of 478.21 feet to land now or late of said Dalton, et als, Trustees;

Thence turning and running in a northeasterly direction by a line with a radius of 5453.83 feet, a distance of 383.87 feet to a point;

Thence turning slightly and running north 65° 11’ 23” (64° 53’ 17” Plan) east a distance of 76.95 feet to a point;

Thence turning and running south 16° 22’ 16” (16° 53’ 17” Plan) east, a distance of 193.45 feet to the point of beginning containing 42,868 square feet according to said plan.

The aforesaid four constituent parcels are shown as Lot 8 containing 198,340 ± square feet, Lot 9 containing 12,654 ± square feet, Lot 10 containing 21,05 1 ± square feet, and Lot 11 containing 42,868± square feet respectively on the Master Plan.

PARCEL16/Lot X1 on the Survey

That certain parcel of land situated in Cambridge in the County of Middlesex and said Commonwealth, bounded and described as follows:

SOUTHEASTERLY:  by Lot F as shown on plan hereinafter mentioned, 135 feet;

SOUTHWESTERLY:  80 feet; and

SOUTHEASTERLY:  15 feet, by Lot X-2 on said plan;

SOUTHWESTERLY:  by Lot Y-1 on said plan, 90 feet;

NORTHWESTERLY:  by Lot W on said plan, 150 feet; and

NORTHEASTERLY:  by Lots R and Q on said plan, 170 feet.

9

Said parcel is shown as Lot X-1 on said plan

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 530, Page 158, with Certificate 80108 (Plan 4351V).

Together with the right to use the right of way twenty feet wide and one hundred eight feet long extending northwesterly from the said premises to the State Highway as shown on Land Court Plan 4351V in common with others entitled thereto, for all purposes for which private ways are commonly used in the City of Cambridge.

10

PARCEL 17/Lot W on the Survey

Also another certain parcel of land situated in said Cambridge, bounded and described as follows:

SOUTHWESTERLY by Lot Y as shown on plan hereinafter mentioned, 70.98 feet;

NORTHWESTERLY by Lot P on said Plan, 150 feet;

NORTHEASTERLY by Lot R on said plan, 70.98 feet; and

SOUTHEASTERLY by Lot X on said plan, 150 feet.

Said parcel is shown as Lot W on said plan

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 495, Page 381, with Certificate 74199 (Plan 4351 U).

PARCEL 18/Acorn Park Drive

The right and easement, appurtenant to Parcels 1-17, inclusive, and Parcels 19, 20 and 22, described in this Exhibit A, to use that portion of Acorn Park Road, owned by AP Cambridge Partners II LLC and located partly in Cambridge and partly in Belmont for access to and from Frontage Road A (a public way) to and from the insured premises on foot and by vehicle and for all purposes for which streets may be used in Cambridge and Belmont, for utilities and for flowage all as set forth in and in accordance with the terms and conditions of that certain document entitled “Declaration, Amendment and Restatement of Easements,” dated November 17, 2000 and filed as Document No. 1155607, and recorded on November 17, 2000 as Instrument No. 1138.

PARCEL 19/No. 243 Concord Turnpike

All that certain tract or parcel of land with the improvements thereon lying, situate and being in Middlesex County, Massachusetts and being more particularly described as follows:

A certain parcel of land situate on the State Highway, sometimes called the Concord Turnpike, in said Cambridge, bounded and described as follows:

NORTHEASTERLY:  on said State Highway, two hundred (200) feet;

NORTHWESTERLY:  on the boundary line between Cambridge and Belmont, three hundred and twenty (320) feet more or less;

SOUTHWESTERLY:  on the brook, two hundred and fifty-three (253) feet more or less; and

SOUTHEASTERLY:  on land now or late of Dutchland Farms, Inc., three hundred and forty (340) feet more or less; containing one and 68/100 (1 68/100) acres and being shown as Lot C on

11

a plan by Fred A. Joyce, Surveyor, dated November 9, 1936, and recorded with the Middlesex South Registry of Deeds in Book 6079, Page 253.

PARCEL 20/Lot 16 on the Survey

A parcel of land situate in the City of Cambridge, County of Middlesex, Commonwealth of Massachusetts and more particularly bounded as follows:

SOUTHERLY:  by Lot No. 6,189.42 feet;

SOUTHWESTERLY: by the same, 424.14 feet;

WESTERLY:  by the same, 208.10 feet:

NORTHWESTERLY:  by the same, 318.00 feet;

NORTHEASTERLY:  by Lot No. 243, 253.94 feet;

NORTHERLY:  by land now or formerly Ferdinand F. Martignetti, et al, 78.77 feet; and

EASTERLY:  by Lot No. 2, 633.29 feet.

Said parcel is shown as Lot 5 on that certain subdivision plan entitled “Land Court Subdivision Plan of Land in Cambridge/Belmont Massachusetts Middlesex County October 24, 2000”, and prepared by the BSC Group, filed as Land Court Plan No. 20345-G, a copy of which is on file at the office of the Land Court Engineers containing 6.61 acres, more or less.

PARCEL 21/As shown on the Survey

Title in and to the fee of that portion of Acorn Park in Arlington lying between Lots 7 and 13 as shown on the Master Plan. (Being also Lots 7 and 13 as shown on the Survey)

Parcel 22

Lot X2/Y2:

Two (2) parcels of land situated off Concord Turnpike (Route 2) in the City of Cambridge, Middlesex County, Massachusetts

Lot X 2

Southeasterly by lot F as shown on plan hereinafter mentioned, fifteen feet;

Southwesterly by lot Y2 on said plan, eighty feet; and

Northwesterly, fifteen feet, and

Northeasterly, eighty feet, by lot X1 on said plan.

Said parcel is shown as lot X2 on said plan.

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All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 530, Page 158, with Certificate No. 80108 (Land Court Plan 4351V).

Parcel II (Lot Y 2)

Southeasterly by lot F as shown on plan hereinafter mentioned, twenty-five feet;

Southwesterly, eighty feet; and

Northwesterly, twenty-five feet, by lot Y1 on said plan; and

Northeasterly by lot X2 on said plan, eighty feet.

Said parcel is shown as lot Y2 on said plan.

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 530, Page 158, with Certificate No. 80108 (Land Court Plan 4351V).

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EXHIBIT A-2

PROPERTY DESCRIPTION (PARCEL 100)

A certain parcel of land situated on the northerly side of Acorn Park Drive in the City of Cambridge, in the County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a point in the northerly line of Acorn Park Drive, said point lying S 89° 27’ 22” E a distance of two hundred eighteen and eighty-seven hundredths (218.87) feet from the most southeasterly corner of Parcel 12 / Lot 8 as shown on a plan referenced below; thence

N 00° 00’ 00” E	a distance of seventy-seven and twenty-four hundredths (77.24) feet to a point; thence

N 31° 27’ 14” E	a distance of one hundred twenty-three and fifty-one hundredths (123.51) feet to a point; thence

Northeasterly	and curving to the right along the arc of a curve having a radius of eighty-two and no hundredths (82.00) feet, a length of sixty-seven and eighteen hundredths (67.18) feet to a point; thence

Northeasterly

and curving to the right along the arc of a curve having a radius of eight hundred eighty-four and no hundredths (884.00) feet, a length of one hundred thirty-five and thirty hundredths (135.30) feet to a point; thence

S 00° 00’ 00” W	a distance of ninety-four and ninety hundredths (94.90) feet to a point on the northerly face of Proposed Building 100; thence

N 90° 00’ 00” E	a distance of fourteen and no hundredths (14.00) feet to a point at the northeast corner of Proposed Building 100; thence

S 00° 00’ 00” W	a distance of one hundred forty-four and seventy-six hundredths (144.76) feet in part by the easterly face of Proposed Building 100; thence

N 89° 27’ 22” W	a distance of two hundred sixty-six and one hundredth (266.01) feet to the point of beginning, the previous course bounding on Acorn Park Drive as shown on plan hereafter mentioned

The above described parcel of land contains an area of 52,656 S.F., more or less and is more particularly shown on a plan entitled:  “Cambridge Discovery Park in Cambridge Massachusetts — Building 100 Ground Lease Plan”, prepared by The BSC Group, Inc. and dated February 7, 2005, Dwg. No. 2467-21, a copy of which is attached to the Notice of Lease dated March, 2005, between BHX, LLC, as Trustee of Acorn Park Holdings Trust, as landlord and BHX, LLC as Trustee of 100 Discovery Park Realty Trust, as tenant which is recorded and filed herewith.

Exhibit B

SITE PLAN

DCR VISITOR SPACES
NOT INCLUDED IN PARKING COUNT
FORMER
EXISTING
BLDG 1
BLDG 42
BLDG 40
ABANDONMENT & RESTORATION OF MDC LOT

Minor Amendment Site Plan

EXHIBIT C

BUILDING FLOOR PLAN

Mechanical Equipment
Common Corridor

Preliminary Drawings 9.13.06

A2.1

Fifth Floor Proposed Plan

FoldRx

RICHMOND

EXHIBIT C-1

LOCATIONS OF WATER NEUTRAL1ZER AND EMERGENCY GENERATOR

1
A302
4.6
5.6
5.7
DOWN SPOUT
14'-0"
17'-0"
3'-0"
10'-0"
ROOF 'D'
6'-0"
TOP OF CONC.
EL 24'4"
4
A401
PROFILED METAL
PANEL SCREENWALL
8"x8"H.S.S.
TYPICAL
BASE BLDG EMER.
GENERATOR
SAO STANDBY
GENERATOR
FOLD RX
EMER. GENERATOR
6'-0" x 20'-0"
PENDING MEP
DESIGN
LOADING DOCK ROOF
1/8" = 1'-0"
ADD Inc 9.12.06
3
A401
ROOF HATCH
DOWN SPOUT

EXHIBIT D

RULES AND REGULATIONS

BHX, LLC, as Trustee of 100 Discovery Park Realty Trust, and BHX, LLC, as Trustee of Acorn Park I Realty Trust (collectively, “Landlord”), hereby promulgate the rules and regulations (the “Rules and Regulations”) set forth below with respect to the use of the buildings (the “Buildings”) and related amenities located at and known as Cambridge Discovery Park, Cambridge, Massachusetts (the “Property”) by tenants (collectively, the “Tenants”) and individually, a “Tenant”) of the Buildings.  Any space within the Buildings leased by a Tenant is called “Premises.” The Rules and Regulations are as follows:

1.             Sidewalks, doorways, vestibules, stairways, elevators, corridors, halls and other similar areas within the common areas of the Property (the “Common Areas”) shall not be obstructed by any Tenant or used for any purpose other than ingress and egress to and from the portion of the Property leased by the applicable Tenant and for going from one part of the Property to another part of the Property.

2.             No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by a Tenant on or to any window, door, corridor or other part of the Buildings which is visible from outside of the Premises without the prior written consent of Landlord.

3.             Landlord will provide and maintain a directory board in a Common Area identifying the Tenants. Without the prior written consent of Lender, no Tenant shall be entitled to maintain any other directory or identifying sign in any Common Area.

4.             Movement of furniture, office equipment or any bulky material which requires movement through the Common Areas of the Buildings shall be restricted to such hours as Landlord may reasonably designate, and such movement shall be subject to such restrictions as Landlord may reasonably impose.

5.             Landlord shall have the authority to limit the weight of, and to prescribe and restrict the positioning and manner of installation of, safes, file cabinets and other heavy equipment.

6.             No Tenant shall use, or permit any person making or receiving any delivery to its Premises to use, any hand trucks except those equipped with rubber tires and side guards.

7.             Subject to applicable security restrictions imposed by any governmental body for which Tenant is performing services, all locks for doors in each Tenant’s Premises shall be building standard and no Tenant shall place any additional lock or locks on any door in its Premises without Landlord’s prior written consent. All requests for duplicate keys shall be made through Landlord and charged to the Tenant. Upon termination of a Tenant’s tenancy, the Tenant shall deliver to Landlord all keys to the Tenant’s Premises, to interior doors within the Tenant’s Premises, to doors within the Common Areas and to exterior Building doors which have been furnished to or obtained by the Tenant.

8.             Corridor doors, when not in use, shall be kept closed.

9.             Each Tenant shall lock all doors of its Premises leading to Common Areas at the close of its working day.

10.          No curtains, blinds, draperies or other window treatments shall be attached to or hung in any window of the Premises of a Tenant on an exterior wall of the Buildings or on an interior wall of any Building dividing the Premises from Common Areas without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

11.          Plumbing fixtures and appliances shall be used only for the purposes for which they were designed and constructed, and no sweepings, rubbish, rags or other material shall be thrown or placed therein. The cost of repairing any damage resulting from misuse of the plumbing fixtures or appliances by a Tenant or its employees, agents or invitees shall be borne by the responsible Tenant.

12.          No Tenant shall use or permit the use of its Premises, or any part thereof, for lodging, for manufacturing, for any immoral or illegal purpose, or for any other purpose which is not permitted by the terms of its lease.

13.          No vending machines shall be allowed in any Premises without the prior written consent of Landlord, except for vending machines for the sole use of Tenant, its employees and invitees.

14.          Each Tenant shall, at its expense, provide artificial light and electric current for the employees of Landlord and/or Landlord’s contractors while performing janitorial or other cleaning, maintenance or repair services in the Tenant’s Premises.

15.          No Tenant will make or permit any of its employees, agents or invitees to make any improper noises in the Buildings or to otherwise interfere in any way with other Tenants or persons having business with them.

16.          No Tenant shall cause any unnecessary janitorial labor or services by reason of the Tenant’s willful misconduct or carelessness or indifference in the preservation of good order and cleanliness.

17.          No birds or animals of any kind shall be brought onto or kept on the Property, other than laboratory animals used in a Tenant’s permitted use of its Premises in accordance with applicable laws.

18.          Without the prior written consent of Landlord, no Tenant shall use the name of the Project or any picture of the Project or Buildings in any materials promoting or advertising the business of the Tenant, except that each Tenant may use the address of the Project as the address of its business.

19.          Each Tenant shall cooperate with Landlord to assure the effective operation of the heating and air conditioning systems serving the Tenant’s Premises and the Buildings. Without limiting the generality of the immediately preceding sentence, each Tenant will, at the request of Landlord, close its window treatments when the sun’s rays fall directly on windows of its Premises.

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20.          Neither Landlord nor the Property manager will be responsible for lost or stolen money, jewelry or other personal property from any areas of the Property, regardless of whether the loss or theft occurs when the area in question is locked.

21.          Landlord may, in its discretion, institute security measures in the operation of the Property, and Tenants will comply with all such security measures. Such security measures may include, but are not limited to, requiring persons entering the Building or the Property to identify themselves to a watchman or other person designated by Landlord and to sign in and sign out of the Property, denying access to persons who are not properly identified or appear suspicious, and conducting fire or other emergency drills. The exercise of such security measures by Landlord and any resulting interruption of a Tenant’s business shall not constitute an eviction or disturbance of a Tenant’s use and possession of its Premises, render Landlord liable to the Tenant for damages, or relieve a Tenant from its obligations under its lease.

22.          No bicycles or vehicles shall be brought into or kept in any Building. All bicycles and vehicles brought onto the Property shall be driven and parked only in designated, paved areas.

23.          Parking on the Property shall be subject to the restrictions set forth in this paragraph and, with respect to any particular Tenant, to any additional restrictions on parking set forth in such Tenant’s lease. Each Tenant and such Tenant’s employees, agents and invitees shall have the right, in common with others and in connection with the conduct of Tenant’s business at the Property, to park passenger vehicles on portions of the Property which have been striped for parking; provided, however that (a) no Tenant or its employees or agents may park in any space marked “visitor,” and (b) no Tenant or its employees, agents or invitees may park in any space marked “reserved,” unless reserved for such Tenant, and (c) persons parking their vehicles will do so exclusively within the marked parking space lines. No Tenant or its employees, agents or invitees shall have a right to park vehicles on the Property for purposes other than in connection with the Tenant’s business at the Property. Landlord shall have no responsibility to any Tenant or any Tenant’s employees, agents or invitees for any theft, loss of or damage to any vehicle or its contents on the Property. Each Tenant’s parking rights, except as otherwise expressly provided in its lease, are in common with other Tenants and on a first come, first served basis, and, except as otherwise expressly provided in its lease or other written agreements with Landlord, no Tenant has the right to any designated parking spaces or to any particular number of parking spaces.

24.          All vehicles brought onto the Property by Tenant, its employees, agents, customers and invitees shall be in good condition and appearance and shall be drivable. No such vehicles shall be leaking oil or other fluids.

25.          Each Tenant will deposit its garbage, trash and refuse only in approved trash containers within the Tenant’s Premises or in designated trash receptacles placed by Landlord within the Common Areas. No Tenant shall deposit any hazardous, flammable or explosive substances in any trash receptacle on the Property.

Landlord reserves the right to rescind, alter or waive any of the Rules and Regulations, and to adopt such additional rules and regulations as part of the Rules and Regulations, from time to

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time as Landlord reasonably deems it appropriate for the safety, protection, care and cleanliness of the Property, the operation thereof, the preservation of good order therein or the protection and comfort of the Tenants and their employees, agents and invitees. An alteration or waiver of any of the Rules and Regulations in favor of one Tenant shall not, other than with the consent of Landlord, operate as an alteration or waiver in favor of any other Tenant. Landlord shall not be responsible to any Tenant for the non-observance or violation by any other Tenant of any of the Rules and Regulations, nor for the enforcement of any of the Rules and Regulations against any other Tenant. No Tenant shall have the right to enforce any of the Rules and Regulations against any other Tenant.

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EXHIBIT E

FORM OF LETTER OF CREDIT

<NAME OF FINANCIAL INSTITUTION>

Irrevocable Letter of Credit Form

Date;                             , 2006

Amount:  $2,100,000.00 USD

Letter of Credit No.

Beneficiary:                             BHX, LLC, as Trustee of 100 Discovery Park Realty Trust

c/o The Bulfinch Companies, Inc.

First Needham Place

260 First Avenue, Suite 200

Needham, MA 02494

Attn:  Robert A. Schlager

Ladies and Gentlemen:

We hereby establish our unconditional, irrevocable Letter of Credit No.                    in your favor and for the account of FoldRx Pharmaceuticals, Inc., whereby we irrevocably authorize you to draw on us from time to time at sight prior to the expiration hereof, and in the manner provided herein, up to Two Million One Hundred Thousand and No/100 Dollars ($2,100,000.00 USD). Such drawing(s) will be unconditionally available to you upon your presentation of your draft(s) (which draft(s) shall have been signed by one purporting to be a duly authorized representative of the Beneficiary) on which shall be indicated “Drawn under <Name of Financial Institution> Letter of Credit No.                             ,” together with your certification to us that either (i) an “Event of Default” has occurred under a certain Lease between BHX, LLC, as Trustee of 100 Discovery Park Realty Trust and FoldRx Pharmaceuticals, Inc., or (ii) you are otherwise entitled to draw upon this Letter of Credit under the terms of said Lease. Multiple partial drawings are permitted.

Each draft is to be accompanied by a copy of this Letter of Credit and shall be honored when presented between 9:00 a.m. and 5:00 p.m. on any business day (by which is meant any day other than Saturday, Sunday or any day <Name of Financial Institution> is prohibited from conducting commercial banking transactions) at <Name of Financial Institution> office at <Address of Financial Institution>.

This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended, or amplified by reference to any documents, instruments, or agreements referred to herein, or in which this Letter of Credit is referred, or to which this Letter of Credit relates. Any such reference shall not be deemed to incorporate herein the terms of any such referenced documents, instruments, or agreements.

If a drawing by Beneficiary hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give Beneficiary immediate notice that the attempted negotiation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we are holding any documents at Beneficiary’s disposal or are returning same to Beneficiary, as we may elect.  Upon being notified that the attempted negotiation was not effected in accordance with this Letter of Credit, Beneficiary may attempt to correct any such non-conforming demand for payment if, and to the extent that, Beneficiary is entitled (without regard to the provisions of this sentence) and able to do so within the terms of this Letter of Credit.

This Letter of Credit may be transferred, in whole, but not in part, without charge one or more times upon receipt of Beneficiary’s written instructions.

This Letter of Credit shall remain in full force and effect until 5:00 p.m. Eastern Time on                       , 20     <insert date which is not less than one year after the date of this Letter of Credit>. This Letter of Credit shall be automatically renewed, extended and/or reissued after                     , 200    , for successive one (1) year periods unless we provide Beneficiary with not less than sixty (60) days prior written notice to the attention of Robert A. Schlager at the above listed address (or any address and/or to the attention of any other party of which new addresses and/or such new party the Beneficiary notifies us) that we elect not to renew, extend and/or reissue this Letter of Credit.

This Letter Of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 revision), I.C.C. Publication No. 500.

By:
Duly Authorized

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EXHIBIT F

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

WITH THE UNION LABOR LIFE INSURANCE COMPANY

THIS AGREEMENT, made and entered into as of the 18th day of September, 2006, by and between THE UNION LABOR LIFE INSURANCE COMPANY, with its principal office at 1625 Eye Street, N.W., Washington, D.C. 20006 (hereinafter called “Mortgagee”) and FOLDRX PHARMACEUTICALS, INC., a Delaware corporation, with its principal office at 300 Technology Square, 4th Floor, Cambridge, MA 02139 (hereinafter called “Lessee”)

WITNESSETH:

WHEREAS, BHX, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust, created under a Declaration of Trust dated January 28, 2005 and recorded with the Middlesex South District Registry of Deeds in Book 44574, Page 151 and filed with the Middlesex South Registry District of the Land Court as Document 21850 (“Lessor”), is the ground lessee under a Ground Lease dated as of March 22, 2005 with BHX, LLC, as Trustee of Acorn Park Holdings Realty Trust, a Massachusetts nominee trust, created under a Declaration of Trust dated November 17, 2000 and recorded with the Middlesex South District Registry of Deeds in Book 32042, Page 457 and filed with the Middlesex South Registry District of the Land Court on November 17, 2000 as Document 1155604, as the ground lessor, with respect to the parcel of real property described in Exhibit A hereto (“Parcel 100”);

WHEREAS, Lessor, as landlord, and Lessee, as tenant, are parties to that certain Lease dated September 15, 2006 (the “Lease”), pursuant to which Lessee is leasing from Lessor approximately 16,070 leasable square feet of space in the building located on Parcel 100 (the “Demised Premises”);

WHEREAS, Lessor has encumbered Parcel 100 as security for a loan from Mortgagee to Lessor, which loan is evidenced by a Promissory Note dated March 22, 2005 (the “Note”) made by Lessor in favor of Mortgagee, and which Note is secured by, among other things, a Leasehold Mortgage and Security Agreement dated of even date with the Note and recorded with the Middlesex South District Registry of Deeds in Book 32043 Page 573 and filed with the Middlesex South Registry District of the Land Court as Document No. 1155611 ( the “Mortgage”), an Assignment of Leases and Rents dated of even date with the Note, recorded with the Middlesex South District Registry of Deeds in Book 32043 Page 1 and filed with the Middlesex South Registry District of the Land Court as Document No. 1155612 (the “Assignment of Leases and Rents”), and a Uniform Commercial Code Financing Statement naming Mortgagee as Secured Party and Lessor as Debtor, recorded with the Middlesex South District Registry of Deeds in Book 01230 Page 56 and filed with the Middlesex South Registry District of the Land Court as Document No. 1155613 (the “Financing Statement”) (the Mortgage, the Assignment of Leases and Rents and the Financing Statement are collectively referred to as the “Security Documents”); and

WHEREAS, Lessee and Mortgagee have agreed to the following with respect to their mutual rights and obligations pursuant to the Lease and the Mortgage;

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by each party to the other and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

(1)                                 Lessee’s interest in the Lease and all rights of Lessee thereunder shall be and are hereby declared subject and subordinate to the Security Documents and their terms. The term “Mortgage” as used herein shall also include any amendment, supplement, modification, renewal or replacement thereof, the term “Assignment of Leases and Rents” as used herein shall also include any amendment, supplement, modification, renewal or replacement thereof, and the term “Financing Statement” as used herein shall also include any amendment, supplement, modification, renewal or replacement thereof.

(2)                                 In the event of any foreclosure of the Mortgage or any conveyance in lieu of foreclosure, provided that the Lessee shall not then be in default beyond any grace period under the Lease, Lessee shall not be made a party in any action or proceeding to remove or evict Lessee or to disturb its possession, nor shall the leasehold estate of Lessee created by the Lease be affected in any way, and the Lease shall continue in full force and effect as a direct lease between Lessee and Mortgagee.

(3)                                 After the receipt by Lessee of notice from Mortgagee of any foreclosure of the Mortgage or any conveyance in lieu of foreclosure, Lessee will thereafter attorn to and recognize Mortgagee as its substitute Lessor, and having thus attorned, Lessee’s possession shall not thereafter be disturbed provided, and so long as, Lessee shall continue to timely pay all rentals under the Lease and otherwise observe and perform the covenants, terms and conditions of the Lease.

(4)                                 Lessee shall not prepay any of the rents under the Lease more than one month in advance except with the prior written consent of Mortgagee.

(5)                                 In no event shall Mortgagee be liable for any act or omission of the Lessor, nor shall Mortgagee be subject to any offsets or deficiencies which Lessee may be entitled to assert against Lessor as a result of any act or omissions of Lessor occurring prior to Mortgagee’s obtaining possession of the Demised Premises.

(6)                                 No conveyance of Lessor’s interest in the Demised Premises or any part thereof to Lessee shall, insofar as Mortgagee is concerned, cause the fee estate and leasehold estate created by the Lease to merge, rather said estates shall remain separate and distinct and the Lease shall continue in full force and effect notwithstanding the vesting of the leasehold and fee estates in any single person or entity by reason of such conveyances otherwise.

(7)                                 The Lease may not be amended, altered, or terminated (by reason of Lessor default, the exercise of a right of termination, or otherwise) without the prior written consent of Mortgagee.

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(8)                                 This Agreement and its terms shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including without limitation, any purchaser at any foreclosure sale.

(9)                                 Any notices to be given by Mortgagee or Lessee to the other hereunder shall be given in accordance with the notice provision of the Lease at the following addresses (as such addresses may be changed by notice hereunder):

If to Mortgagee:                                                                                                       The Union Labor Life Insurance Company

Real Estate Investment Banking Group

1625 Eye Street, N.W.

Washington, D.C. 20006-4001

Attention:  Herbert A. Kolben, Senior Vice President

Telecopy:  (202) 682-7932

If to Lessee:                                                                                                                             Prior to commencement of Lease:

FoldRx Pharmaceuticals, Inc.

300 Technology Square, 4th Floor

Cambridge, MA 02139

Attention:  Chief Business Officer

Telecopy:  617 252 5501

After commencement of Lease:

FoldRx Pharmaceuticals, Inc.

100 Discovery Park, 5th Floor

Cambridge, MA 02140

Attention:  Chief Business Officer

Telecopy:  617 252 5501

IN WITNESS WHEREOF, this Agreement has been fully executed under seal on the day and year first above written.

THE UNION LABOR LIFE INSURANCE COMPANY, a Maryland corporation

By:	/s/ Herbert A. Kolben
Name:	Herbert A. Kolben
Title:	Senior Vice President

FOLDRX PHARMACEUTICALS, INC.

By:	/s/ Richard Labaudiniere
Name:
Title:	Chief Executive Officer

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                                                , SS:

I,                                             , a Notary Public in and for                                                     , do hereby certify that                            who is personally well known to me to be the person authorized to act on behalf of the Mortgagee, subscribed to in the foregoing instrument bearing date on the 29 day of September 2006, personally appeared before me in said jurisdiction and acknowledged the same to be the act and deed of Lessor for the purposes therein expressed.

GIVEN under my hand and seal this 29 day of September, 2006.

Donna J. Farrar
Notary Public, District of Columbia
My Commission Expires 09-30-2009

Middlesex, ss:

On this day 16 day of September, 2006, before me, the undersigned notary public, personally appeared R. Labaudiniere, CEO of FoldRx Pharmaceuticals, Inc., a Delaware corporation, proved to me through satisfactory evidence of identification, which were Mass. DL, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed voluntarily for its stated purpose.

GIVEN under my hand and seal this 16 day of September, 2006.

Therich A. Besong
Notary Public
My Commission Expires December 1, 2011
Commonwealth of Massachusetts

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EXHIBIT G

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
WITH BHX, LLC, AS TRUSTEE OF ACORN PARK HOLDINGS REALTY TRUST

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of the 18th day of September, 2006 by BHX, LLC, a Massachusetts limited liability company, as Trustee of Acorn Park Holdings Realty Trust, a Massachusetts nominee trust (“Ground Lessor”). BHX, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust (“Landlord”), and FOLDRX PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals

A.                                    Ground Lessor, as lessor, and Landlord, as lessee, are parties to a Ground Lease dated March 22, 2005 (the “Ground Lease”), pursuant to which Ground Lessor leased to Landlord the land described in Exhibit A hereto.

B.                                    Landlord and Tenant are entering into a Lease of even date herewith (the “Operating Lease”), pursuant to which Landlord is leasing to Tenant, and Tenant is leasing from Landlord, approximately 16,070 leasable square feet of space in the building located on such land (the “Premises”).

C.                                    Ground Lessor, Landlord and Tenant desire to enter into this Agreement in order to address certain matters regarding the relationship between the Ground Lease and the Operating Lease.

Statement of Agreement

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ground Lessor, Landlord and Tenant agree as follows:

1.                                      Consent Not Required. Ground Lessor confirms that Ground Lessor’s consent is not required for Landlord and Tenant to enter into the Operating Lease.

2.                                      Subordination. Subject to the terms of this Agreement, the Operating Lease is and shall be subject and subordinate in all respects to the Ground Lease.

3.                                      Non-Disturbance and Attornment. Termination of the Ground Lease shall not result in termination of the Operating Lease.  In the event that the Ground Lease is terminated, (a) the Operating Lease shall remain in full force and effect and shall continue as a direct lease between Ground Lessor and Tenant, on and subject to the terms and conditions of the Operating Lease, (b) Ground Lessor shall recognize the Operating Lease and Tenant’s rights thereunder, and shall not disturb Tenant’s use and occupancy of the Premises on and subject to the terms and conditions of the Operating Lease, and (c) Tenant shall be bound to Ground Lessor under the Operating Lease and shall attorn to Ground Lessor as landlord under the Operating Lease. The above provisions of this Section 3 are not intended to imply that Ground Lessor has any right to terminate the Ground Lease by reason of any default thereunder by Landlord, and Ground Lessor acknowledges that termination of the Ground Lease is not available to Ground Lessor as a remedy for default by Landlord under the Ground Lease.

4.                                      Captions. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

5.                                      Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

6.                                      Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.

7.                                      Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Executed as a sealed instrument as of the date first written above.

BHX, LLC, as Trustee of Acorn Park Holdings Realty Trust

By:	/s/ Robert A. Schlager
Name:	Robert A. Schlager
Title:	Member

BHX, LLC, as Trustee of 100 Discovery Park Realty Trust
Reviewed Legal Dept.

By:	/s/ Robert A. Schlager
Name:	Robert A. Schlager
Title:	Member

FOLDRX PHARMACEUTICALS, INC.

By:	/s/ Richard Labaudiniere
Name:	Richard Labaudiniere
Title:	CEO

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EXHIBIT H

SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he/she is the Secretary of FoldRx Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), and that the execution and delivery of the foregoing lease by Richard Labaudiniere, Ph.D. the Chief Executive Officer of the Corporation, has been duly authorized by a vote of the Board of Director of the Corporation which is in full force and effect as of this day and that Richard Labaudiniere has in fact signed the foregoing lease.

Secretary, Jeffrey M. Wiesen, Esq.

Date: September 18, 2006

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (this “Amendment”) is made as of the 5th day of June, 2007, by BHX, LLC, a Massachusetts limited liability company, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust (“Landlord”), and FOLDRX PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals

A.                                    Landlord and Tenant are parties to a Lease dated September 18, 2006 (the “Lease”), pursuant to which Landlord has leased to Tenant space on the fifth floor in Building 100 of the project commonly known as Cambridge Discovery Park, Cambridge, Massachusetts. All capitalized terms used in this Amendment which are defined in the Lease and not otherwise defined in this Amendment shall have the meanings given in the Lease.

B.                                    In the course of performing the Tenant Improvements Work, disagreements arose between Landlord and Tenant regarding (i) the buildout of the common corridor on the fifth floor of the Building as depicted in Exhibit A hereto (the “Common Corridor”), and (ii) the installation of a water neutralizer as contemplated by Section 2.1 of the Lease (the “Water Neutralizer”).

C.                                    Landlord and Tenant resolved such disagreements by (i) agreeing that Tenant would design and construct the Common Corridor, subject to reimbursement as set forth below; (ii) agreeing to relocate the Water Neutralizer, with Tenant constructing the Water Neutralizer room and related sewer line, subject to reimbursement as set forth below, and (iii) agreeing to adjust the square footage of the Premises as set forth below.

D.                                    Landlord and Tenant desire to enter into this Amendment in order to memorialize the above resolution of such disagreements.

Statement of Amendment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      Common Corridor.

(a)                                 Completion of Common Corridor Work; Maintenance Responsibilities.  In conjunction with the design and construction of the Tenant Improvements Work, Tenant has designed and constructed the Common Corridor. Landlord has fully inspected the Common Corridor, has approved its design and construction, and has accepted the Common Corridor in its current, as-built condition. No further construction work is required of Landlord or Tenant in respect of the Common Corridor, and the Common Corridor will be maintained and repaired by Landlord from and after the date hereof in accordance with Article VI of the Lease, with reimbursement for the cost of such maintenance and repairs in accordance with Section 4.5 of the Lease.

(b)                                 Cost Reimbursement. The Common Corridor work is separate from the Tenant Improvements Work, and Tenant shall account for the costs of designing and constructing the

Common Corridor (the “Corridor Costs”) separately from the Tenant Improvements Costs. Landlord shall provide Tenant an allowance of up to $80,000 for the actual Corridor Costs (the “Corridor Allowance”). Landlord shall disburse the Corridor Allowance for application to the payment of Corridor Costs actually incurred by Tenant, subject to the following terms and conditions, and Tenant shall be responsible for all Corridor Costs in excess of the Corridor Allowance. Disbursement of the Corridor Allowance to or at the direction of Tenant to pay or reimburse Tenant for Corridor Costs shall be subject to Landlord’s receipt of a request for payment in form and with backup reasonably satisfactory to Landlord, including but not limited to such certifications, lien waivers and other documents from Tenant, Tenant’s contractor and Tenant’s architect as Landlord may reasonably require. Landlord shall make disbursements of the Corridor Allowance to or at the direction of Tenant within fifteen (15) days after receipt of Tenant’s written request and reasonably satisfactory backup documentation.

2.                                      Water Neutralizer.

(a)                                 Completion of Water Neutralizer Work; Maintenance Responsibilities.  Tenant has installed the Water Neutralizer at the location depleted in Exhibit B hereto, and has designed and constructed the area in which the Water Neutralizer is located (the “Water Neutralizer Area”).  Further, Tenant has installed a sewer line running from the Water Neutralizer Area to the public sewer lines in the location depicted in Exhibit B hereto (the “Sewer Line”). Landlord has fully inspected the Water Neutralizer Area and Sewer Line, has approved their design and construction, and has accepted the Water Neutralizer Area and Sewer Line in their current, as-built condition. No further construction work is required of Landlord or Tenant in respect of the Water Neutralizer Area and Sewer Line, and the Water Neutralizer Area and Sewer Line (excluding the Water Neutralizer) will be maintained and repaired by Landlord from and after the date hereof in accordance with Article VI of the Lease, with reimbursement for the cost of such maintenance and repairs in accordance with Section 4.5 of the Lease.

(b)                                 Cost Reimbursement.  The work on the Water Neutralizer Area and the Sewer Line shall not be part of the Tenant Improvements Work, and Tenant shall account for the costs of designing and constructing the Water Neutralizer Area and the Sewer Line (the “Water Neutralizer Improvements Costs”) separately from the Tenant Improvement Costs and separately from the costs of installing the Water Neutralizer. Landlord shall provide Tenant an allowance of up to $     for the actual Water Neutralizer Improvements Costs (the “Water Neutralizer Area Allowance”).  Landlord shall disburse the Water Neutralizer Area Allowance for application to the payment of Water Neutralizer Improvements Costs actually incurred by Tenant, subject to the following terms and conditions, and Tenant shall be responsible for all Water Neutralizer Improvements Costs in excess of the Water Neutralizer Area Allowance and all costs of installing the Water Neutralizer. Disbursement of the Water Neutralizer Area Allowance to or at the direction of Tenant to pay or reimburse Tenant for Water Neutralizer Improvements Costs shall be subject to Landlord’s receipt of a request for payment in form and with backup reasonably satisfactory to Landlord, including but not limited to such certifications, lien waivers and other documents from Tenant, Tenant’s contractor and Tenants architect as Landlord may reasonably require. Landlord shall make disbursements of the Water Neutralizer Area Allowance to or at the direction of Tenant within fifteen (15) days after receipt of Tenants written request and reasonably satisfactory backup documentation.

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3.                                      Modification of Leasable Square Footages. The Premises’ as-built location and area varies slightly from that described in the Lease. In addition, the Leasable Square Footage of the Building and the Leasable Square Footage of the Project vary slightly from those set forth in the Lease. Accordingly, the Lease is amended as follows:

(i)                                     Exhibit C to the Lease is deleted in its entirety and Exhibit C to this Amendment is substituted in place thereof.

(ii)                                  Items 3D, 3E and 3F of the Summary of Basic Terms are deleted in its entirety and the following substituted in place thereof:

3D.                             Leasable Square Footage of the Premises:  (which includes a proportionate share of the Floor Area of the Common Areas of the Building, as provided for in this Lease):  An agreed upon 16,105 square feet.

3E.                              Leasable Square Footage of the Building:  An agreed upon 128,601 square feet.

3F.                               Leasable Square Footage of the Project An agreed upon 396,833 square feet, consisting of (i) an agreed upon 128,601 square feet in the Building, and (ii) an agreed upon 268,232 square feet in the Other Buildings. The Leasable Square Footage of the Project may change from time to time as Other Buildings are altered or demolished and as additional Other Buildings are constructed.

(iii)                               Item 4B of the Summary of Basic Terms is amended to change the Tenant Improvements Allowance from $2,169,450.00 to $2,174,175.00.

(iv)                              The Base Rent schedule set forth in Item 9 of the Summary of Basic Terms is deleted in its entirely and the following substituted in place thereof:

PERIOD	ANNUAL RATE		MONTHLY RATE	PSF RATE
First through third Lease Years		$5
Fourth through seventh Lease Years	$

(v)                                 The third sentence of the definition of Tenants Building Share in Article I of the Lease is deleted in its entirety and the following substituted in place thereof;

Initially, Tenant’s Building Share shall be 12.6% (16,105/128,601).

(vi)                              The third sentence of the definition of Tenant’s Project Share in Article I of the Lease is deleted in its entirety and the following substituted in place thereof:

Initially, Tenant’s Project Share (other than with respect to Food Service Costs) shall be 4.1% (16,105/396,833).

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4.                                      Excess Tenant Improvements Allowance. The parties acknowledge that Tenant did not exercise its right under Item 4B of the Summary of Basic Terms to request the Excess Tenant Improvements Allowance, and that there shall be no Excess Tenant Improvements Allowance.

5.                                      Additional Rent. As of the date of this Amendment, Landlord estimates that (a) Tenant’s Share of Taxes (being Tenant’s Building Share of Building Taxes and Tenant’s Project Share of Project Taxes) for the 2007 Tax Fiscal Year (ending June 30, 2007) will be $57,978 (on an annualized basis, to be prorated for the portion of the Lease Term after the Rent Commencement Date falling within such Tax Fiscal Year), (b) Tenants Project Share of Project Insurance Costs and Tenants Building Share of Building Insurance Costs for calendar year 2007 will be $8,053 (on an annualized basis, to be prorated for the portion of the Lease Term after the Rent Commencement Date falling within calendar 2007), and (c) Tenants Project Share of Project Operating Costs and Tenants Building Share of Building Operating Costs for calendar year 2007 will be $135,282 (on an annualized basis, to be prorated for the portion of the Lease Term after the Rent Commencement Date failing within calendar 2007). Therefore, until further notice as contemplated by Section 4.3, Section 4.4 or Section 4.5 of the Lease, the monthly installments of Additional Rent payable under Section 4.3, Section 4.4 and Section 4.5 of the Lease shall be in the aggregate amount of $16,776.04 each.

6.                                      Inconsistencies; Continuing Effect of Lease. To the extent that the provisions of this Amendment are inconsistent with the provisions of the Lease, the provisions of this Amendment will control and the Lease will be deemed to be amended hereby. Except as amended by this Amendment, the provisions of the Lease remain in full force and effect.  The Corridor Allowance and the Water Neutralizer Area Allowance are each separate and apart from the Tenant Improvements Allowance and Excess Tenant Improvements Allowance, and in no way modify or reduce the Tenant Improvements Allowance or Excess Tenant Improvements Allowance or modify Base Rent.

7.                                      Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

BHX, LLC, as Trustee of 100 Discovery Park Realty Trust

By:	/s/Robert A. Schlager
Name:	Robert A. Schlager
Title:	Member and not individually

FOLDRX PHARMACEUTICALS, INC.

By:	/s/Richard Labaudiniere
Name:	Richard Labaudiniere
Title:	CEO

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EXHIBIT A - Floor Plan Showing Common Corridor

EXHIBIT B - Floor Plan Showing Water Neutralizer Area and Sewer Line

EXHIBIT C - Floor Plan Showing the Premises

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SECOND AMENDMENT OF LEASE

THIS SECOND AMENDMENT OF LEASE (this “Amendment”) is made as of the 31st day of March, 2008, by TBCI, LLC, a Massachusetts limited liability company, successor to BHX, LLC, as Trustee of 100 Discovery Park Realty Trust, a Massachusetts nominee trust (“Landlord”), and FOLDRX PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals

A.                                    Landlord and Tenant are parties to a Lease dated September 18, 2006, as amended by a First Amendment of Lease dated June 5, 2007 (the “Lease”), pursuant to which Landlord has leased to Tenant space on the fifth floor in Building 100 of the project commonly known as Cambridge Discovery Park, Cambridge, Massachusetts (such space being called the “Original Space”). All capitalized terms used in this Amendment which are defined in the Lease and not otherwise defined in this Amendment shall have the meanings given in the Lease.

B.                                    Landlord and Tenant desire to amend the Lease to add to the Premises all of the leasable space on the fifth floor of the building other than the Original Space, containing an agreed upon 7,561 leasable square feet of space (the “Expansion Space”), on and subject to the terms and conditions set forth below.

Statement of Amendment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      Addition of Expansion Space to Premises. The Expansion Space shall be added to the Premises as of the earlier of (a) August 1, 2008 or (b) the date on which Tenant begins to conduct business in the Expansion Space (the earlier of such dates being called the “Expansion Date”).

2.                                      Tenant Improvements to Expansion Space. Tenant may make tenant improvements to the Expansion Space on and subject to the terms and conditions set forth in Section 7.5 of the Lease. Tenant shall be permitted access to the Expansion Space prior to the Expansion Date for the purpose of performing tenant improvements and otherwise preparing the Expansion Space for Tenant’s occupancy, which access shall be on and subject to the terms and conditions of the Lease other than the obligation to pay Base Rent and Additional Rent with respect to the Expansion Space. Landlord shall provide Tenant an allowance (the “Expansion Allowance”) for the payment of costs of the tenant improvements to the Expansion Space (“Expansion Costs”) in the amount of $1,020,735.00 ($135.00 per square foot); provided that Tenant acknowledges and agrees that Landlord has previously expended $994,518.00 of the Expansion Allowance to pay Expansion Costs, and that the remaining balance of the Expansion Allowance is $26,217.00. Landlord shall disburse the Expansion Allowance for application to the payment of Expansion Costs actually incurred by Tenant, subject to the following terms and conditions, and Tenant shall be responsible for all Expansion Costs in excess of the Expansion Allowance. Disbursement of the Expansion Allowance to or at the direction of Tenant to pay or reimburse Tenant for Expansion Costs shall be conditioned on the subject work having been performed in accordance with Section 7.5 of the Lease, and shall be subject to Landlord’s receipt of a request for payment in form and with backup reasonably satisfactory to Landlord, including but not limited to such certifications, lien waivers and other documents from Tenant, Tenant’s contractor and Tenant’s architect as Landlord may reasonably require. Landlord shall make disbursements of the Expansion Allowance to or at the direction of Tenant within 15 days after receipt of Tenant’s written request and reasonably satisfactory backup documentation. Landlord may inspect the subject work as a condition to making any requested disbursement of the Expansion Allowance to confirm the status of the work and that the work has been performed in accordance with the applicable provisions of the Lease.

3.                                      Base Rent for Expansion Space.  The Base Rent for the Expansion Space shall be the same per square foot Base Rent as is charged for the Original Space. The Base Rent for the Expansion Space shall commence as of the Expansion Date.

4.                                      Additional Rent for Expansion Space. As of the Expansion Date, in order to reflect the expansion of the Premises to include the Expansion Space, Tenant’s Building Share shall increase to 18.4% (23,666/128,601) and Tenant’s Project Share shall increase to 6.0% (23,666/396,833). From and after May 1, 2008, Tenant shall be responsible for Tenant’s Utility Costs with respect to the Expansion Space.

5.                                      Security Deposit. Within three Business Days after the full execution of this Amendment, Tenant shall make an additional Security Deposit in the amount of $   thereby increasing the amount of the Security Deposit from $             to $                .  Such increase in the amount of the Security Deposit shall be accomplished by Tenant causing the bank that issued the Letter of Credit to issue (i) a replacement Letter of Credit in an amount reflecting the increased amount of the Security Deposit, whereupon Landlord shall return the replaced Letter of Credit to the issuing bank, or (ii) an amendment of the Letter of Credit reflecting the increased amount of the Security Deposit. The increased Security Deposit shall not be subject to reduction.

6.                                      Parking Allocation. As of the Expansion Date, Tenant’s parking allocation is changed from 2 parking spaces per 1,000 leasable square feet of the Premises (32 parking spaces on the basis of the Original Space) to 2 parking spaces per 1,000 leasable square feet of the Original Space and 1.5 parking spaces per 1,000 leasable square feet of the Expansion Space (i.e., 11 parking spaces), for a total of 43 parking spaces.

7.                                      Elimination of Early Termination Options. The early termination options provided for in Item 5D of the Summary of Basic Terms and Sections 2.4(b) and 2.4(c) of the Lease are eliminated.

8.                                      Elimination of Right of First Opportunity. The right of first opportunity provided for in Section 2.7 of the Lease is eliminated.

9.                                      Specific Amendments of Lease. In furtherance of the above provisions of this Amendment, the Lease is amended as follows:

a.                                      Item 3A. Effective as of the Expansion Date, ítem 3A of the Summary of Basic Terms is deleted and the following substituted in place thereof:

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3A.                             Premises:  All of the leasable space on the fifth floor of the Building. The Building and the Other Buildings which are currently part of the Project are depicted on Exhibit B.

b.                                      Item 3D.  Effective as of the Expansion Date, Item 3D of the Summary of Basic Terms is deleted and the following substituted in place thereof:

3B.                             Leasable Square Footage of the Premises (which include a proportionate share of the Floor Area of the Common Areas of the Building, as provided for in this Lease):  An agreed upon 23,666 square feet

c.                                       Item 5A. Item 5A of the Summary of Basic Terms is deleted and the following substituted in place thereof:

5A.                             Lease Term:                            From the Commencement Date until the end of the seventh Lease Year (February 28, 2014), subject to extension in accordance with Section 2.4(d).

d.                                      Item 5D. Item 5D of the Summary of Basic Terms is deleted.

e.                                       item 5F. The following Item 5F is added to the Summary of Basic Terms:

5F.                               Expansion Date:  The earlier of (i) August 1, 2008 or (ii) the date on which Tenant begins to conduct business in that portion of the fifth floor of the Building not originally included in the Premises.

f.                                        Item 7.  Item 7 of the Summary of Basic Terms is deleted and the following substituted in place thereof:

7.                                      Security Deposit:  $          in the form of cash or letter of credit.

g.                                       Item 8.  Effective as of the Expansion Date, Item 8 of the Summary of Basic Terms is deleted and the following substituted in place thereof:

8.                                      Tenant’s Parking Allocation:  2 parking spaces per 1,000 square feet with respect to 16,105 leasable square feet of the Premises and 1.5 parking spaces per 1,000 square feet with respect to 7,561 leasable square feet of the Premises (43 parking spaces).

h.                                      Item 9.  The Base Rent schedule set forth in Item 9 of the Summary of Basic Terms is deleted and the following substituted in place thereof:

Period	Annual Rate	Monthly Rate	PSF Rate
March 1, 2007 until Expansion Date
Expansion Date through February 28, 2010	$
March 1, 2010 through February 28, 2014

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i.                                          Section 2.3.  Section 2.3 of the Lease is deleted and the following substituted in place thereof:

Section 2.3 Parking.  Subject to the Rules and Regulations, Tenant’s Invitees are authorized to use 43 parking spaces in the Parking Areas (determined on the basis of 2 parking spaces per 1,000 square feet with respect to 16,105 leasable square feet of the Premises and 1.5 parking spaces per 1,000 square feet with respect to 7,561 leasable square feet of the Premises. There shall be no charge to Tenant for the use of surface parking spaces (“Surface Spaces”) in the Parking Areas. For the use of parking spaces in any garage/structured parking facility (“Structured Spaces”) now or hereafter included In the Parking Areas, (a) there shall be no charge for the first thirty (30) months after the Commencement Date, and (b) after the first thirty (30) months after the Commencement Date, Tenant shall pay to or at the direction of Landlord a monthly parking charge, in addition to Base Rent, for each Structured Space based on the fair market charge for similar spaces in the market area of the Project, as determined and adjusted by Landlord and/or Other Landlords from time to time in their reasonable discretion. Upon request, Landlord shall provide Tenant with such market analysis or other information as was used to determine the fair market charge for Structured Spaces. At such times that the parking spaces allocated to the Building (as determined pursuant to Section 4.2(f) of the Declaration) include both Surface Spaces and Structured Spaces, the proportion of Tenants parking spaces that will be Structured Spaces shall not exceed the proportion of the parking spaces allocated to the Building that are Structured Spaces. Tenant shall not (i) permit any of Tenant’s Invitees (other than visitors) to park in spaces designated as “visitor” spaces, (ii) permit any of Tenant’s Invitees to park in spaces designated as “reserved” spaces (unless reserved for Tenant), (iii) permit the total number of passenger automobiles parked in the Parking Areas by Tenant’s Invitees, at any time, to exceed 43, and (iv) except for delivery trucks using designated loading and unloading facilities, permit any of Tenant’s Invitees to park any vehicle on the Project other than passenger automobiles. Landlord and/or Other Landlords may, from time to time, designate one or more spaces in the Parking Areas as reserved for the exclusive use of one or more of the tenants of the Project and/or for Landlord’s and/or Other Landlords’ Invitees, so long as Landlord causes to be available to Tenant the parking required by this Section.

j.                                         Section 2.4(b). Section 2.4(b) of the Lease is deleted.

k.                                      Section 2.4(c). Section 2.4(c) of the Lease is deleted.

l.                                          Section 2.5(c). Section 2.5(c) of the Lease is deleted.

m.                                  Section 2.7. Section 2.7 of the Lease is deleted.

10.                               Notice of Lease; SNDA Agreement. Promptly after the full execution of this Amendment:  (a) Landlord and Tenant shall execute, acknowledge and record an amendment of the Notice of Lease previously executed by them with respect to the Lease to evidence the addition of the Expansion Space to the Premises; (b) Landlord, Tenant and Anglo Irish Bank Corporation plc shall enter into a Subordination, Non-Disturbance and Attornment Agreement under which, among other things, Anglo Irish Bank Corporation plc shall agree not to disturb

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Tenant’s possession of the Premises (including the Expansion Space) pursuant to the Lease absent an Event of Default under the Lease; and (c) Landlord shall cause Ground Lessor to acknowledge that the Subordination, Non-Disturbance and Attornment Agreement dated September 18, 2006 by Ground Lessor, Landlord and Tenant shall remain in full force and effect with respect to the Lease as amended by the Amendment.

11.                               Inconsistencies; Continuing Effect of Lease. To the extent that the provisions of this Amendment are inconsistent with the provisions of the Lease, the provisions of this Amendment will control and the Lease will be deemed to be amended hereby. Except as amended by this Amendment, the provisions of the Lease remain in full force and effect.

12.                               Multiple Counterparts.  This Amendment may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

TBCI, LLC, as Trustee of 100 Discovery Park Realty Trust

By:	/s/Robert A. Schlager
Name	Robert A. Schlager
Title:	Treasurer

FOLDRX PHARMACEUTICALS, INC.

By:	/s/Richard Labaudiniere
Name:	Richard Labaudiniere
Title:	President & CEO

Ground Lessor acknowledges that the Subordination, Non-Disturbance and Attornment Agreement dated September 18, 2006 by Ground Lessor, Landlord and Tenant shall remain in full force and effect with respect to the Lease as amended by the Amendment.

BHX, LLC, as Trustee of Acorn Park Holdings Realty Trust

By:	/s/Robert A. Schlager
Name	Robert A. Schlager
Title:	Member and not individually

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EXHIBIT B

PARCEL 13
LOT 9 (Y4)
PARCEL 12
LOT 8
R=884.00'
L=135.30'
R=82.00'
L=67.18'
N31°27'14"E
123.51'
PLANTER (SEE LANDSCAPE PLANS)
GMT LAB
94.90'
S00°00'00"W
14.00'
N90°00'00"E
BY THE FACE OF PROPOSED BUILDING 100
TELEPHONE & ELECTRIC EASEMENT 10' WIDE
PROPOSED BUILDING 100
S00°00'00"W
144.76'
GROUND LEASE AREA
52,656± S.F.
1.21± AC.
PARCEL 15
LOT 1*
PARCEL 1 LOT 1
PLANTER
N00°00'00"E
77.24'
P.O.B.
PLANTER
286.01'
N89°27'22"W
PROPERTY LINE
S 89°27'22" E
218.87' FROM
SOUTHEAST CORNER OF
PARCEL 12 / LOT 8
PARCEL 18
ACORN
(PUBLIC WAY - 45' WIDE)
PARK

CAMBRIDGE DISCOVERY PARK
IN
CAMBRIDGE, MASSACHUSETTS

PREPARED FOR:
BHX, LLC TRUSTEE FOR ACORN PARK HOLDINGS REALTY TRUST
c/o THE BULFINCH COMPANIES, INC.
250 FIRST AVENUE
NEEDHAM, MA 02494

THE BULFINCH COMPANIES, INC.

PREPARED BY:
BSC GROUP
15 Elkins Street
Boston, Massachusetts
02127

BUILDING 100
GROUND LEASE
PLAN

Exhibit A

GROUND FLOOR

BUILDING COMMON
FLOOR COMMON
VERTICAL PENETRATIONS
OFFICE USABLE (FOLD RX)
TENANT B
FoldRx PH Room

FoldRx Rentable : 155.69 (1st floor)

Exhibit B

FIFTH FLOOR

BUILDING COMMON
FLOOR COMMON
VERTICAL PENETRATIONS
OFFICE USABLE (FOLD RX)
FUTURE USABLE
TENANT B

FoldRx Rentable : 15,949.33 (5th floor)

Exhibit C

FIFTH FLOOR

BUILDING COMMON
FLOOR COMMON
VERTICAL PENETRATIONS
OFFICE USABLE (FOLD RX)
FUTURE USABLE
TENANT B

FoldRx Rentable : 15,949.33 (5th floor)

THE BULFINCH COMPANIES, INC.	First Needham Place, 250 First Avenue, Suite 200, Needham. MA 02494-2805 Tel: (781) 707-4000 Fax: (781) 707-4001 E-Mail:mrd@bulfinch.com Mark R. DiOrio General Counsel and Senior Vice President
Investment Real Estate

October 18, 2010

VIA ELECTRONIC MAIL (GSchnitzler@mintz.com)

Mr. Gabriel Schnitzler, Esquire

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

5 Palo Alto Square - 6th Floor

3000 El Camino Real

Palo Alto, CA 94306-2155

Re:                             Lease dated as of September 18, 2006 by and between TBCI, LLC (as successor-in-interest to BHX, LLC), as Trustee of 100 Discovery Park Realty Trust and FoldRx Pharmaceuticals, Inc. (“Tenant”), as amended by a First Amendment of Lease dated as of June 5, 2007 and a Second Amendment of Lease dated as of March 31, 2008 (the “Lease”) with respect to an agreed upon 23,666 square feet of fifth floor space located at 100 Acorn Park Drive, Cambridge, Massachusetts (the “Property”)

Dear Gabe:

I am pleased to inform you that Landlord’s lender has consented to the transaction by which Tenant will become a wholly owned subsidiary of Pfizer, Inc. Accordingly, enclosed is a fully executed copy of the Landlord, Tenant and Acquiror Agreement. For your convenience, I am also forwarding a copy directly to Chris Adams.

Thank you for your assistance on this transaction.

Sincerely,

Mark R. DiOrio

General Counsel and Senior Vice President

Enclosure

cc:                                Robert A. Schlager (w/o enclosure)

Eric D. Schlager (w/o enclosure)

James P. Cronin (w/o enclosure)

Chris Adams, Ph.D., Chief Business Officer, FoldRx Pharmaceuticals, Inc. (w/enclosure)

Donald J. Shuller, Esquire (w/enclosure)

LANDLORD, TENANT AND ACQUIROR AGREEMENT

THIS LANDLORD, TENANT AND ACQUIROR AGREEMENT (“Agreement”) is entered into as of October 18, 2010, by and among TBCI, LLC, as Trustee of 100 Discovery Park Realty Trust (“Landlord”), FoldRx Pharmaceuticals, Inc., a Delaware corporation (“Tenant”) and Pfizer Inc., a Delaware corporation (“Acquiror”).

Reference is made to a Lease (“Lease”) dated as of September 18, 2006 by and between Landlord (as successor to BHX, LLC) and Tenant, as amended by a First Amendment of Lease dated as of June 5,2007 and a Second Amendment of Lease dated as of March 31, 2008 for premises on the fifth floor of the building (“Premises”) located at 100 Acorn Park Drive, Cambridge, MA 02140 (“Landlord’s Property”).  Terms not otherwise defined herein shall have the meaning as set forth in the Lease.

Reference is further made to that certain Agreement and Plan of Merger by and among Acquiror, Fast Acquisition Corp., Tenant, and Augustine Lawlor dated as of August 30, 2010, 2010 (the “Merger Agreement”), pursuant to which Tenant shall become a wholly-owned subsidiary of Acquiror (the “Acquisition”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Tenant and Acquiror agree as follows:

1.                                      Conditioned upon and subject to the terms and provisions of this Agreement, Landlord hereby consents to the Acquisition.

2.                                      Tenant and Acquiror recognize Landlord as the Landlord under the Lease.

3.                                      Notwithstanding the acquisition of Tenant by Acquiror, Tenant agrees that it will continue to be bound by and under the Lease and liable directly to Landlord for all obligations of Tenant under the Lease, including, without limitation, all obligations to pay Base Rent and Additional Rent and all other amounts due under the Lease and to perform all other requirements of “Tenant” under the Lease.

4.                                      Tenant and Acquiror represent and warrant to Landlord that the Lease is ratified and confirmed and remains in full force and effect, unchanged. Tenant represents and warrants to Landlord that to Tenant’s knowledge (i) Landlord is in full compliance with Landlord’s obligations under the Lease, (ii) all Landlord’s work, if any, under the Lease has been fully and satisfactorily performed, and (iii) that all contributions required by the Lease to be paid by Landlord for improvements to the Premises have been paid in full.  Landlord represents and warrants to Tenant and Acquiror that to Landlord’s knowledge Tenant is in full compliance with Tenant’s obligations under the Lease.

5.                                      The Lease and this Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

6.                                      This Agreement may be signed in multiple originals and/or may be separately signed and assembled and contain the signatures of all the parties, with each counterpart constituting an original document.  Tenant confirms to Landlord that notices to Tenant shall be as provided in the Lease. Acquiror confirms to Landlord that notices to Acquiror shall be sent in the manner provided for in the Lease addressed as follows:

Pfizer Inc.

235 East 42nd Street

New York, New York 10017

Attention:  Senior Vice President and General Counsel

Facsimile:  212-309-0546

7.                                      The individuals executing this Agreement on behalf of Tenant and Acquiror, respectively, represent and warrant to Landlord that such execution has been duly authorized by all necessary votes and directives, does not breach any other agreement or law and that Tenant shall continue to be bound to the obligations of Tenant under the Lease.

8.                                      Tenant and Acquiror each agree that it will execute and deliver to Landlord, without cost or expense to Landlord, any further instruments which are deemed advisable by Landlord in connection with the Acquisition or this Agreement to confirm the terms thereof or hereof.

EXECUTED as a sealed instrument as of the date first written above.

TENANT:
FOLDRX PHARMACEUTICALS, INC.

By:	/s/Richard Labaudiniere
Print Name:	Richard Labaudiniere
Its:	President & CEO
Duly authorized

ACQUIROR:
PFIZER INC.

By:	/s/ David Reid
Print Name:	David Reid
Its:	Attorney-in-Fact
Duly authorized

LANDLORD:
TBCI, LLC, AS TRUSTEE OF 100
DISCOVERY PARK REALTY TRUST

By:	/s/ Robert A. Schlager
Print Name:	Robert A. Schlager
Its:	Treasurer and Vice President
Duly authorized

2

AUTHORIZED PERSON’S CERTIFICATE

The undersigned hereby certifies that he/she is the Director, Finance of FoldRx Pharmaceuticals, Inc., a Delaware corporation, and that the execution and delivery of the foregoing Landlord, Tenant and Acquiror Agreement by Richard Labaudiniere, the President & CEO of FoldRx Pharmaceuticals, Inc., has been duly authorized by any necessary corporate action, which is in full force and effect as of this day and that Richard Labaudiniere has in fact signed the foregoing Landlord, Tenant and Acquiror Agreement.

Seal	ATTEST:

/s/ By Authorized Signatory
, Authorized

Person

Dated: As of Sept 20, 2010

4

AUTHORIZED PERSON’S CERTIFICATE

The undersigned hereby certifies that he/she is the Assistant Secretary of Pfizer Inc., a Delaware corporation, and that the execution and delivery of the foregoing Landlord, Tenant and Acquiror Agreement by David Reid, Attorney-in-Fact for Pfizer Inc., has been duly authorized by any necessary corporate action, which is in full force and effect as of this day and that David Reid has in fact signed the foregoing Landlord, Tenant and Acquiror Agreement.

Seal	ATTEST:

/s/Sue Grant
Susan Grant, Authorized Person

Dated: As of October 6, 2010

5

EXHIBIT B

(Subtenant’s Plans)

B-1

RECEPTACLE LEGEND

RECEPTACLE PREFIX LISTING

GENERAL NOTES

NOTES FOR BRANCH CIRCUIT WIRING

EXISTING CONDITIONS NOTES:

PARTIAL POWER RISER DIAGRAM

PROGRESS DRAWING

LEGENDS, DETAILS & RISER

FoldR

E1

2

SCHEDULE OF OWNER EQUIPMENT

MARK	EQUIPMENT	CHARACTERISTICS	VOLTS	PH.	PANEL	CKT. NO.	FEEDER	CONNECTION	REMARKS
	[illegible]								
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]								
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

SCHEDULE OF OWNER EQUIPMENT

MARK	EQUIPMENT	CHARACTERISTICS	VOLTS	PH.	PANEL	CKT. NO.	FEEDER	CONNECTION	REMARKS
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]								
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]								
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]								
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

NOTE: [illegible]

PROGRESS DRAWING

EQUIPMENT SCHEDULES

E2

3

Mechanical Equipment
Common Corridor
Conference
FLOOR PLAN
ELECTRIC ROOM
PROGRESS DRAWING
Fifth Floor Power Plan
FoldRx
E3

4

Fifth Floor Plan

GENOCEA
5TH FLOOR
100 ACORN DISCOVERY PARK
CAMBRIDGE, MASSACHUSETTS, 02140

HVAC DEMO
DUCTWORK
PLAN

MD1

5

GENOCEA
5TH FLOOR
100 ACORN DISCOVERY PARK

SEAL

HVAC
ROOF
PLAN

M2

6

HVAC GENERAL NOTES:

[illegible]

MISCELLANEOUS

[illegible]

HUMIDIFIER & ULTRA-SORB DETAIL

AIR COOLED CONDENSING UNIT

[illegible]

AIR CONDITIONING UNIT

[illegible]

ELECTRIC HUMIDIFIER

[illegible]

GENOCEA
5TH FLOOR
100 ACORN DISCOVERY PARK

SEAL

HVAC DETAILS & SCHEDULES

M3

7